DECEMBER 31, 1997

PHOENIX-ENGEMANN FUNDS

ANNUAL REPORT



-  PHOENIX-ENGEMANN
   GROWTH FUND

-  PHOENIX-ENGEMANN
   NIFTY FIFTY FUND

-  PHOENIX-ENGEMANN
   BALANCE RETURN FUND

-  PHOENIX-ENGEMANN
   SMALL & MID-CAP
   GROWTH FUND

-  PHOENIX-ENGEMANN
   VALUE 25 FUND

-  PHOENIX-ENGEMANN
   GLOBAL GROWTH FUND




[LOGO]  PHOENIX
        DUFF & PHELPS

MESSAGE FROM THE CHAIRMAN

Dear Fellow Shareholders:           [PHOTO]
                                 ROGER ENGEMANN
                   The market took us on a wild ride in 1997, but the end result was worth it. For the third year in a row, the market achieved double-digit returns--something the skeptics said could not happen.

                   Happily, the funds in the Phoenix-Engemann family followed the positive trend. Each of them turned in double-digit returns as well for 1997. While we're pleased with the performance on an absolute basis, it will be our mission over the months ahead to achieve a stronger showing within each fund's peer group. Complete performance details are included in the following sections of the report.

  Nice as the market's 1997 return was, investor euphoria is being tempered by a number of concerns: inflation, deflation, the Asian turmoil and poor corporate earnings. Let me share with you our thoughts on each of these issues.

INFLATION

  Inflation--one of the biggest foes of rising stock prices--is dead. Despite valiant efforts by the financial press to frighten us into thinking the inflation monster was roaring just around the corner, the fact is, his impact has been reduced to a whisper. In 1997, inflation rose just 1.7 percent--the smallest increase in 11 years--and we believe there's little chance it will rise anytime soon.

DEFLATION

  Since we don't have inflation to worry about, we are now being encouraged to worry about its direct opposite: deflation. That's where prices of goods and services tumble, companies have to cut back, profits suffer, and cash actually increases in value. Deflation could be a real threat to the economy IF IT EXISTED, but it hasn't existed in this country since the Great Depression. Nor is there any evidence that it exists today, except perhaps in the imagination of the media.

THE ASIAN TURMOIL

  Major foreign events have a tendency to create temporary upheaval in our market. Iraq's invasion of Kuwait in 1990 and Mexico's economic problems in 1994 stifled U.S. stock prices in those years. But in both cases, the market climbed more than 30 points the following year.

  We believe stocks will rally once again--and in fact, an upward trend is already taking place as sound reasoning begins to replace fear. There will be some industries, chiefly the producers of commodity products, that may be adversely affected for some time by the situation in Asia. But for most of corporate America, there should be little long-term effect. The U.S. continues to be the world's largest and strongest economy, relying on Asia for only a small percentage of its export trade. We believe the market has already experienced its most significant reaction to Asia and before the end of the year, any economic problems will be mainly behind us as well.

POOR CORPORATE EARNINGS

  Over the last two years we have seen unprecedented corporate profits. In 1997, the 12 percent earnings increase of the S&P 500 surprised many Wall Street analysts.

  We don't expect that scenario to repeat itself in 1998, but we do expect most companies to show 6 to 8 percent earnings growth. That's the historical norm for corporate profits and it's a level that can generate steady, albeit not remarkable, increases in stock prices.

  We don't share the pessimistic view that the Asian crisis will trigger a deluge of poor earnings reports for the fourth quarter of 1997. Although the reporting season is still young, a few early reports from companies show their profit picture is still very much intact. And we wouldn't be surprised to see more positive reports in the first quarter of 1998, particularly from the high quality companies most favored in the Phoenix-Engemann Funds.

  While the market may prefer to move sideways for awhile, rather than continue its spectacular climb uninterrupted, we are optimistic that it will maintain its long-term upward trend. With the variety of styles we've added to our family of funds, we feel our shareholders now have the opportunity to take advantage not only of the long-term potential of growth stocks but also investments that perform well in different investment climates.

  We value having you as a member of our shareholder family. We are grateful for your confidence and support. And we are committed to do our best to help you achieve your financial goals.

               [SIGNATURE]

Roger Engemann
Chairman of the Board and President

February 20, 1998

A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF THE PHOENIX-ENGEMANN MUTUAL FUNDS

PHOENIX-ENGEMANN GROWTH FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The Fund invests in stocks of various capitalization.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1997?

A: "It was the best of times, it was the worst of times," perhaps best summarizes the Fund's performance during 1997. Although the Fund outperformed the S&P 500 during the second and third quarters, the Fund's overall performance was dragged down by relative underperformance during the first and fourth quarters. As such, the Phoenix-Engemann Growth Fund's A Share NAV,(1) increased
16.04 percent for the year ended December 31, 1997. This versus the S&P 500 Index(2) which returned 33.38 percent and the average growth fund which advanced
25.30 percent as measured Lipper Analytical Services.

Q: WHAT WERE SOME OF THE NEGATIVE FACTORS WHICH AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

A: Despite a difficult first quarter, the Fund recovered smartly during the second and third quarters. However, several events during the fourth quarter set the Fund back. First, many of our technology stocks fell during the quarter as investors feared the Asian currency crisis would undermine the earnings prospects for these companies. Second, several of the Fund's holdings reported disappointing results causing a decline in their share price.

Q: WHAT IS YOUR OUTLOOK FOR TECHNOLOGY STOCKS GIVEN THE RECENT TURMOIL IN ASIA?

A: There is little doubt in our mind the information age is upon us, and is here to stay. New technologies such as cellular phones, personal computers and the Internet are being adopted by consumers at much faster rates than telephones, radios and televisions were when they were initially invented. The companies we have chosen to invest in are in one way or another capitalizing on the rapid growth in these areas.
  When we assess the situation in Asia we conclude there will be several industries which profits will be negatively impacted. By and large these will be limited to producers of commodity products which are also large industries in the Asian countries experiencing economic difficulties.
  We believe we have very little exposure to commodity type products. In fact most of the companies in our portfolio are typically in strong competitive positions because their focus is on proprietary products. For example, Microsoft does not have a Korean counterpart which can produce Windows operating systems at a cheaper price nor is there a Malaysian company that can manufacture Intel's Pentium chip at a lower cost.
  Although we expect demand in Asia for these companies' products to slow somewhat, remember these are diversified global companies that do business in practically every industrialized nation. In addition, several of these companies buy components in Asia and we expect them to benefit from falling costs. As a result, we are optimistic the economic crisis in Asia will have a minimal impact on the companies in your portfolio.

Q: CAN YOU DISCUSS SOME OF THE COMPANIES WHICH REPORTED DISAPPOINTING RESULTS?

A: Among the companies which produced earnings below our expectations were Green Tree Financial and First Data. In the case of First Data, management guided investors to lower their expectations regarding the company's growth rate. One of the factors causing this shortfall is the company's realignment of their traditional sales efforts from direct sales to an alliance arrangement with banks. As a result, the company is experiencing attrition in its traditional customer base. Given our limited visibility for how long this transition was going to take we sold the stock.
  Green Tree Financial ran into trouble in the fourth quarter when management reported that loan prepayment speeds had risen to a level much higher than their expectations. As such, the company was forced to take a writedown to reflect this change. The prospects for the company continue to remain uncertain because it is difficult to determine what assumptions the company is going to use in the future on the sales of their loans.

Q: WHAT WERE SOME OF THE FUND'S PORTFOLIO HIGHLIGHTS DURING 1997?

A: America Online was the Fund's best performing stock in 1997. The stock rose as investors began to realize that Internet commerce will likely be a viable business in the future and America Online's well-recognized brand name puts the company in a strong position to benefit from this trend. The Fund's largest holding, Pfizer, also provided outstanding performance. In general most large-cap pharmaceutical companies did well during 1997, however, Pfizer excelled within its peer group as the market anticipated the introduction of a new drug to treat impotence.

Q: WHAT IS YOUR OUTLOOK FOR 1998?

A: The two most important underpinnings of the current bull market are low inflation and strong corporate profit growth. We expect inflation to remain relatively benign in the upcoming year. Moreover, recent global events are likely to help contain inflation.
  One of the hallmarks of this bull market has been unprecedented growth in corporate profits. In this regard, 1997 was another banner year as earnings on the S&P 500 increased approximately 12 percent, surpassing the expectations of many Wall Street analysts, yet again. In 1998, we believe economic uncertainty in Asia will likely prove to be a source of disappointment for many companies. For most companies earnings growth will be closer to their historical mean of 6 to 8 percent than the double-digit rate of the past few years.
  The key question will be which companies are able to provide the earnings growth. It is our opinion it will be the same companies that have consistently demonstrated in the past the ability to produce stable, growing earnings despite challenging economic environments. It is during times such as these that investors will pay a premium for this dependability. As such, we have positioned the Fund somewhat more defensively as we head into 1998.

(1)NET ASSET VALUE
(2)THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX WHICH ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. EQUITY MARKET FOR LARGER CAPITALIZATION STOCKS. THE S&P 500 STOCK INDEX DOES NOT REFLECT ANY OPERATING EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                AVERAGE ANNUAL TOTAL RETURNS (1)
                                        (AS OF 12/31/97)
                                                                                                              1 YEAR
A Shares(2) (Inception: 6/24/86)
NAV                                                                                                                        16.04%
POP                                                                                                                        10.54%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                       10.13%
No CDSC                                                                                                                    15.13%
C Shares (Inception: 1/3/94)
CDSC                                                                                                                       14.13%
No CDSC                                                                                                                    15.13%
(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75%
sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology                                                                                                                  25.3%
Health Care                                                                                                                 21.4%
Consumer Discretionary                                                                                                      22.5%
Consumer Staples                                                                                                             8.7%
Financial Services                                                                                                          15.2%
Other                                                                                                                        6.9%
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Growth Fund A Shares(3) and the S&P 500 Stock Index(4)
                                                                                                    Fund After Maximum Sales Load
12/31/87                                                                                                                $9,525.00
1/31/88                                                                                                                 $9,861.54
2/28/88                                                                                                                $10,684.62
3/31/88                                                                                                                $11,276.92
4/30/88                                                                                                                $11,438.46
5/31/88                                                                                                                $11,115.38
6/30/88                                                                                                                $12,146.15
7/31/88                                                                                                                $12,007.69
8/31/88                                                                                                                $11,861.54
9/30/88                                                                                                                $12,569.23
10/31/88                                                                                                               $12,700.00
11/30/88                                                                                                               $12,353.85
12/31/88                                                                                                               $12,930.77
1/31/89                                                                                                                $14,007.69
2/28/89                                                                                                                $13,976.92
3/31/89                                                                                                                $14,453.85
4/30/89                                                                                                                $15,676.92
5/31/89                                                                                                                $16,538.46
6/30/89                                                                                                                $16,253.85
7/31/89                                                                                                                $17,961.54
8/31/89                                                                                                                $18,815.38
9/30/89                                                                                                                $18,630.77
10/31/89                                                                                                               $17,653.85
11/30/89                                                                                                               $17,953.85
12/31/89                                                                                                               $17,811.60
1/31/90                                                                                                                $15,967.85
2/28/90                                                                                                                $16,297.70
3/31/90                                                                                                                $17,337.97
4/30/90                                                                                                                $16,991.22
5/31/90                                                                                                                $19,173.26
6/30/90                                                                                                                $19,790.66
7/31/90                                                                                                                $19,080.23
8/31/90                                                                                                                $16,542.97
9/30/90                                                                                                                $14,851.46
10/31/90                                                                                                               $14,538.53
11/30/90                                                                                                               $15,985.88
12/31/90                                                                                                               $17,001.93
1/31/91                                                                                                                $18,966.30
2/28/91                                                                                                                $20,812.13
3/31/91                                                                                                                $22,310.80
4/30/91                                                                                                                $22,251.53
5/31/91                                                                                                                $23,513.13
6/30/91                                                                                                                $21,768.91
7/31/91                                                                                                                $23,479.26
8/31/91                                                                                                                $24,986.41
9/30/91                                                                                                                $24,893.27
10/31/91                                                                                                               $25,079.54
11/30/91                                                                                                               $24,249.77
12/31/91                                                                                                               $28,535.04
1/31/92                                                                                                                $28,789.82
2/29/92                                                                                                                $29,842.90
3/31/92                                                                                                                $28,263.28
4/30/92                                                                                                                $27,668.80
5/31/92                                                                                                                $27,566.89
6/30/92                                                                                                                $26,428.88
7/31/92                                                                                                                $27,346.08
8/31/92                                                                                                                $27,040.35
9/30/92                                                                                                                $27,040.35
10/31/92                                                                                                               $27,532.92
11/30/92                                                                                                               $29,316.36
12/31/92                                                                                                               $29,174.71
1/31/93                                                                                                                $28,900.12
2/28/93                                                                                                                $27,389.90
3/31/93                                                                                                                $27,544.36
4/30/93                                                                                                                $25,210.38
5/31/93                                                                                                                $26,308.72
6/30/93                                                                                                                $26,068.46
7/31/93                                                                                                                $25,433.48
8/31/93                                                                                                                $26,411.69
9/30/93                                                                                                                $26,411.69
10/31/93                                                                                                               $26,978.02
11/30/93                                                                                                               $27,012.35
12/31/93                                                                                                               $27,462.37
1/31/94                                                                                                                $28,080.27
2/28/94                                                                                                                $27,376.55
3/31/94                                                                                                                $25,814.63
4/30/94                                                                                                                $26,175.07
5/31/94                                                                                                                $26,072.08
6/30/94                                                                                                                $25,093.74
7/31/94                                                                                                                $25,969.10
8/31/94                                                                                                                $27,548.19
9/30/94                                                                                                                $27,016.10
10/31/94                                                                                                               $27,376.55
11/30/94                                                                                                               $26,621.33
12/31/94                                                                                                               $26,432.53
1/31/95                                                                                                                $27,136.25
2/28/95                                                                                                                $27,736.99
3/31/95                                                                                                                $28,578.03
4/30/95                                                                                                                $29,007.13
5/31/95                                                                                                                $29,762.34
6/30/95                                                                                                                $31,066.80
7/31/95                                                                                                                $32,388.43
8/31/95                                                                                                                $32,422.76
9/30/95                                                                                                                $33,435.43
10/31/95                                                                                                               $32,886.18
11/30/95                                                                                                               $33,881.70
12/31/95                                                                                                               $33,610.99
1/31/96                                                                                                                $34,831.30
2/29/96                                                                                                                $35,737.82
3/31/96                                                                                                                $35,929.59
4/30/96                                                                                                                $37,376.53
5/31/96                                                                                                                $38,806.05
6/30/96                                                                                                                $38,422.52
7/31/96                                                                                                                $35,912.16
8/31/96                                                                                                                $37,306.80
9/30/96                                                                                                                $40,252.99
10/31/96                                                                                                               $39,730.00
11/30/96                                                                                                               $42,066.03
12/31/96                                                                                                               $41,171.10
1/31/97                                                                                                                $43,422.94
2/28/97                                                                                                                $41,452.58
3/31/97                                                                                                                $38,468.89
4/30/97                                                                                                                $40,401.72
5/31/97                                                                                                                $43,892.07
6/30/97                                                                                                                $44,999.22
7/31/97                                                                                                                $50,197.21
8/31/97                                                                                                                $47,476.24
9/30/97                                                                                                                $50,197.21
10/31/97                                                                                                               $47,307.36
11/30/97                                                                                                               $47,513.77
12/31/97                                                                                                               $47,773.23
(3) This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns on Class B and Class C Shares will vary due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. Pfizer Inc.                                                                                                               5.5%
Major producer of pharmaceuticals
2. The Gillette Company                                                                                                      4.6%
Global manufacturer of razors
3. Cendant Corporation                                                                                                       4.0%
Leading provider of consumer services
4. Merck & Co., Inc.                                                                                                         3.6%
Leading manufacturer of pharmaceuticals
5. MRV Communications, Inc.                                                                                                  3.0%
Supplier of fiber optic communication equipment

                                AVERAGE ANNUAL TOTAL RETURNS (1)
                                        (AS OF 12/31/97)
                                                                                                               3 YEARS
A Shares(2) (Inception: 6/24/86)
NAV                                                                                                                           21.81%
POP                                                                                                                           19.84%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                          20.19%
No CDSC                                                                                                                       20.88%
C Shares (Inception: 1/3/94)
CDSC                                                                                                                               -
No CDSC                                                                                                                       20.88%
(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75%
sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Growth Fund A Shares(3) and the S&P 500 Stock Index(4)
                                                                                                                 S&P 500 Stock Index
12/31/87                                                                                                                  $10,000.00
1/31/88                                                                                                                   $10,435.00
2/28/88                                                                                                                   $10,682.00
3/31/88                                                                                                                   $10,570.00
4/30/88                                                                                                                   $10,701.00
5/31/88                                                                                                                   $10,769.00
6/30/88                                                                                                                   $11,266.00
7/31/88                                                                                                                   $11,241.00
8/31/88                                                                                                                   $10,843.00
9/30/88                                                                                                                   $11,306.00
10/31/88                                                                                                                  $11,634.00
11/30/88                                                                                                                  $11,450.00
12/31/88                                                                                                                  $11,654.00
1/31/89                                                                                                                   $12,517.00
2/28/89                                                                                                                   $12,191.00
3/31/89                                                                                                                   $12,482.00
4/30/89                                                                                                                   $13,144.00
5/31/89                                                                                                                   $13,644.00
6/30/89                                                                                                                   $13,576.00
7/31/89                                                                                                                   $14,813.00
8/31/89                                                                                                                   $15,083.00
9/30/89                                                                                                                   $15,025.00
10/31/89                                                                                                                  $14,683.00
11/30/89                                                                                                                  $14,967.00
12/31/89                                                                                                                  $15,329.00
1/31/90                                                                                                                   $14,320.00
2/28/90                                                                                                                   $14,481.00
3/31/90                                                                                                                   $14,876.00
4/30/90                                                                                                                   $14,520.00
5/31/90                                                                                                                   $15,897.00
6/30/90                                                                                                                   $15,800.00
7/31/90                                                                                                                   $15,763.00
8/31/90                                                                                                                   $14,327.00
9/30/90                                                                                                                   $13,641.00
10/31/90                                                                                                                  $13,596.00
11/30/90                                                                                                                  $14,453.00
12/31/90                                                                                                                  $14,858.00
1/31/91                                                                                                                   $15,520.00
2/28/91                                                                                                                   $16,604.00
3/31/91                                                                                                                   $17,018.00
4/30/91                                                                                                                   $17,069.00
5/31/91                                                                                                                   $17,773.00
6/30/91                                                                                                                   $16,970.00
7/31/91                                                                                                                   $17,776.00
8/31/91                                                                                                                   $18,172.00
9/30/91                                                                                                                   $17,871.00
10/31/91                                                                                                                  $18,130.00
11/30/91                                                                                                                  $17,381.00
12/31/91                                                                                                                  $19,364.00
1/31/92                                                                                                                   $19,028.00
2/29/92                                                                                                                   $19,254.00
3/31/92                                                                                                                   $18,884.00
4/30/92                                                                                                                   $19,456.00
5/31/92                                                                                                                   $19,525.00
6/30/92                                                                                                                   $19,235.00
7/31/92                                                                                                                   $20,040.00
8/31/92                                                                                                                   $19,610.00
9/30/92                                                                                                                   $19,837.00
10/31/92                                                                                                                  $19,930.00
11/30/92                                                                                                                  $20,581.00
12/31/92                                                                                                                  $20,840.00
1/31/93                                                                                                                   $21,036.00
2/28/93                                                                                                                   $21,302.00
3/31/93                                                                                                                   $21,750.00
4/30/93                                                                                                                   $21,248.00
5/31/93                                                                                                                   $21,781.00
6/30/93                                                                                                                   $21,848.00
7/31/93                                                                                                                   $21,783.00
8/31/93                                                                                                                   $22,584.00
9/30/93                                                                                                                   $22,409.00
10/31/93                                                                                                                  $22,895.00
11/30/93                                                                                                                  $22,651.00
12/31/93                                                                                                                  $22,932.00
1/31/94                                                                                                                   $23,728.00
2/28/94                                                                                                                   $23,065.00
3/31/94                                                                                                                   $22,067.00
4/30/94                                                                                                                   $22,373.00
5/31/94                                                                                                                   $22,705.00
6/30/94                                                                                                                   $22,151.00
7/31/94                                                                                                                   $22,902.00
8/31/94                                                                                                                   $23,816.00
9/30/94                                                                                                                   $23,230.00
10/31/94                                                                                                                  $23,769.00
11/30/94                                                                                                                  $22,887.00
12/31/94                                                                                                                  $23,225.00
1/31/95                                                                                                                   $23,845.00
2/28/95                                                                                                                   $24,756.00
3/31/95                                                                                                                   $25,489.00
4/30/95                                                                                                                   $26,257.00
5/31/95                                                                                                                   $27,269.00
6/30/95                                                                                                                   $27,905.00
7/31/95                                                                                                                   $28,851.00
8/31/95                                                                                                                   $28,902.00
9/30/95                                                                                                                   $30,122.00
10/31/95                                                                                                                  $30,030.00
11/30/95                                                                                                                  $31,320.00
12/31/95                                                                                                                  $31,928.00
1/31/96                                                                                                                   $33,030.00
2/29/96                                                                                                                   $33,318.00
3/31/96                                                                                                                   $33,644.00
4/30/96                                                                                                                   $34,157.00
5/31/96                                                                                                                   $35,002.00
6/30/96                                                                                                                   $35,144.00
7/31/96                                                                                                                   $33,605.00
8/31/96                                                                                                                   $34,301.00
9/30/96                                                                                                                   $36,221.00
10/31/96                                                                                                                  $37,232.00
11/30/96                                                                                                                  $40,024.00
12/31/96                                                                                                                  $39,232.00
1/31/97                                                                                                                   $41,701.00
2/28/97                                                                                                                   $42,009.00
3/31/97                                                                                                                   $40,290.00
4/30/97                                                                                                                   $42,707.00
5/31/97                                                                                                                   $45,274.00
6/30/97                                                                                                                   $47,306.00
7/31/97                                                                                                                   $51,067.00
8/31/97                                                                                                                   $48,208.00
9/30/97                                                                                                                   $50,835.00
10/31/97                                                                                                                  $49,155.00
11/30/97                                                                                                                  $51,412.00
12/31/97                                                                                                                  $52,291.00
(3) This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns on Class B and Class C Shares will vary due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. Pfizer Inc.                                                                                                      6. Cisco Systems
                                                                                                    Leading producer of switches and
Major producer of pharmaceuticals                                                                        routers for internetworking
                                                                                                             7. Kansas City Southern
2. The Gillette Company                                                                                             Industries, Inc.
Global manufacturer of razors                                                                               Railroad holding company
                                                                                                        8. Federal National Mortgage
3. Cendant Corporation                                                                                                   Association
                                                                                                  U.S. government sponsored mortgage
Leading provider of consumer services                                                                                         agency
                                                                                                       9. Federal Home Loan Mortgage
4. Merck & Co., Inc.                                                                                                     Corporation
                                                                                                         Nations largest provider of
Leading manufacturer of pharmaceuticals                                                                        residential mortgages
5. MRV Communications, Inc.                                                                                 10. America Online, Inc.
                                                                                                   World...s largest on-line service
Supplier of fiber optic communication equipment                                                                             provider

                                AVERAGE ANNUAL TOTAL RETURNS (1)
                                        (AS OF 12/31/97)
                                                                                                   5 YEARS      10 YEARS

A Shares(2) (Inception: 6/24/86)
NAV                                                                                                  10.37%           17.50%

POP                                                                                                   9.29%           16.93%

B Shares (Inception: 1/3/94)                                                                                 Since Inception

CDSC                                                                                                      -           13.84%

No CDSC                                                                                                   -           14.18%

C Shares (Inception: 1/3/94)                                                                                 Since Inception

CDSC                                                                                                      -                -

No CDSC                                                                                                   -           14.18%

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75%
sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Growth Fund A Shares(3) and the S&P 500 Stock Index(4)

12/31/87
1/31/88
2/28/88
3/31/88
4/30/88
5/31/88
6/30/88
7/31/88
8/31/88
9/30/88
10/31/88
11/30/88
12/31/88
1/31/89
2/28/89
3/31/89
4/30/89
5/31/89
6/30/89
7/31/89
8/31/89
9/30/89
10/31/89
11/30/89
12/31/89
1/31/90
2/28/90
3/31/90
4/30/90
5/31/90
6/30/90
7/31/90
8/31/90
9/30/90
10/31/90
11/30/90
12/31/90
1/31/91
2/28/91
3/31/91
4/30/91
5/31/91
6/30/91
7/31/91
8/31/91
9/30/91
10/31/91
11/30/91
12/31/91
1/31/92
2/29/92
3/31/92
4/30/92
5/31/92
6/30/92
7/31/92
8/31/92
9/30/92
10/31/92
11/30/92
12/31/92
1/31/93
2/28/93
3/31/93
4/30/93
5/31/93
6/30/93
7/31/93
8/31/93
9/30/93
10/31/93
11/30/93
12/31/93
1/31/94
2/28/94
3/31/94
4/30/94
5/31/94
6/30/94
7/31/94
8/31/94
9/30/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
(3) This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns on Class B and Class C Shares will vary due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. Pfizer Inc.                                                                                         2.7%

Major producer of pharmaceuticals

2. The Gillette Company                                                                                2.7%
Global manufacturer of razors

3. Cendant Corporation                                                                                 2.7%

Leading provider of consumer services

4. Merck & Co., Inc.                                                                                   2.6%

Leading manufacturer of pharmaceuticals
5. MRV Communications, Inc.                                                                            2.5%

Supplier of fiber optic communication equipment

PHOENIX-ENGEMANN NIFTY FIFTY FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Nifty Fifty Fund seeks to achieve long-term capital appreciation by investing in approximately 50 companies management considers to have the best prospects for appreciation potential.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1997?

A: The Phoenix-Engemann Nifty Fifty Fund's NAV for Class A Shares increased
19.23 percent, compared to the S&P 500 Index return of 33.38 percent and the average growth fund which increased 25.30 percent as measured by Lipper Analytical Services. Complete performance figures for the Fund are shown on Page 8.

Q: WHAT FACTORS IMPACTED THE FUND AND WHAT ACCOUNTED FOR THE FUND'S UNDERPERFORMANCE RELATIVE TO THE S&P 500 IN 1997?

A: Both market trends as well as individual stock selections impacted the absolute as well as the relative performance of the Fund. While the Fund appreciated strongly relative to the S&P 500 Index during the second and third quarter, the Fund's negative performance of -2.08 percent during the first quarter and -4.43 percent during the fourth quarter caused the Fund to underperform the S&P 500 Index.
  In the first half of 1997, the Fund was positively impacted by the market's narrower focus on a selected group of large-cap stocks. However, the positive impact of the large-cap stocks was offset by negative performance of the financial services group as a result of the 25 basis point rate hike by the Federal Reserve as well as some poor performance by several individual securities that experienced weak earnings growth. In the second half of 1997, the Fund participated fully with the continued strong gains in large-cap stocks. However, concerns with the financial crisis in Asia Pacific as well as individual companies pre-announcing earnings disappointments in the fourth quarter contributed negatively to the Fund.

Q: WHAT WERE THE SPECIFIC DISAPPOINTMENTS IN 1997?

A: Interestingly, most of the disappointments occurred during the first and the fourth quarter of 1997. During the first quarter, networking stocks such as Cisco Systems and 3Com Corp. were under pressure due to concerns about growth deceleration as a result of product transition issues. These stocks recovered strongly and contributed positively to the Fund's overall performance. In the health-care area, shares of Columbia/HCA performed poorly due to ongoing government investigation into the company's business practices. Finally, the Federal Reserve's 25 basis point rate hike also hurt the overall performance of the Fund's various holdings in the financial services sector.
  During the fourth quarter, most of our holdings in the technology sector performed poorly due to concerns about potential economic slowdown as a result of the financial crisis in the Asia Pacific region. Specifically, computer hardware related stocks, such as Intel, COMPAQ, and 3Com, as well as telecommunication equipment and component suppliers, such as Ericsson and Texas Instruments, were all down in excess of 20 percent during the quarter. In addition, Oracle's second quarter fiscal year 1998 earnings shortfall sent further negative sentiment throughout the entire technology group. In addition to the technology group, the fourth quarter underperformance was affected by significant earnings disappointment with Green Tree Financial, Oxford Health Plans and Sears Roebuck.

Q: HAS YOUR OUTLOOK FOR THE TECHNOLOGY GROUP CHANGED?

A: The market is focused on the technology group's exposure to the weakening Asian economies, which has started to negatively impact demand for information technology products. While there are near-term uncertainties associated with the Asia Pacific impact, we are still very bullish on the longer-term growth prospects of all of our technology companies. The indiscriminate selling of all the technology stocks during the fourth quarter has been severe and we believe much of the Asia Pacific risk has been reflected in the market. As a result, we believe our technology holdings will appreciate strongly during the second half of 1998 as investors return to these stocks due to their favorable longer-term growth prospects.

Q: HOW HAS THE COMPOSITION OF THE TOP 10 HOLDINGS IN THE PHOENIX-ENGEMANN NIFTY FIFTY FUND CHANGED FROM THE YEAR ENDED DECEMBER 31, 1996?

A: The Fund did have some changes in its top 10 holdings over the past year. We increased the portfolio weighting in health care by adding to Pfizer, Merck and Johnson & Johnson. We also sold one of our prior year's health-care holdings, Oxford Health Plans, due to deteriorating fundamentals. In the technology areas, we reduced our position in Intel due to extraordinary strong price appreciation in 1996 and the anticipation of earnings growth deceleration due to challenges associated with the Pentium II product transition. Finally, in the consumer areas, we added to PepsiCo and McDonald's due to an anticipation of improving fundamentals, which should lead to accelerating growth.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 1998?

A: The slowdown in corporate earnings we had been expecting for some time seems to be coming to a reality in 1998. The corporate earning cycle of the past few years was one of the longest and most resilient on record, with earnings for the S&P 500 Index growing at double-digit rates from 1991. This was an exceptional feat, considering since 1942, the long-term earnings growth rate for the average S&P 500 company has been approximately 6.8 percent.
  As we enter 1998, the earnings growth prospects for the S&P 500 companies is expected to slow to its historic rate in the single-digit range. In contrast, the Nifty Fifty Fund has performed well when S&P earnings growth is slowing. The Fund had some of its best years, both on an absolute and relative basis, when the S&P 500 Index produced negative earnings growth. We believe earnings growth will slow in 1998, which should provide an attractive setting for stable growth stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
A Shares(2) (Inception: 12/17/90)                                                                                          1 Year
NAV                                                                                                                        19.23%
POP                                                                                                                        13.57%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                       13.33%
No CDSC                                                                                                                    18.33%
C Shares (Inception: 1/3/94)                                                                                               18.33%
CDSC                                                                                                                       17.33%
No CDSC                                                                                                                    18.33%
(1) Total returns are historical and include changes in share price and the reinvestment of both dividends
and Capital Gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales
charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value)
total
returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology                                                                                                                  15.7%
Health Care                                                                                                                 24.8%
Consumer Discretionary                                                                                                      16.0%
Consumer Staples                                                                                                            15.0%
Financial Services                                                                                                          19.9%
Other                                                                                                                        8.6%
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Nifty Fifty Fund A Shares(3) and the S&P 500(4) Stock Index
                                                                                                    Fund After Maximum Sales Load
12/17/90                                                                                                                $9,525.00
12/31/90                                                                                                                $9,488.23
1/31/91                                                                                                                $10,478.97
2/28/91                                                                                                                $11,345.86
3/31/91                                                                                                                $12,288.97
4/30/91                                                                                                                $12,717.66
5/31/91                                                                                                                $13,736.97
6/30/91                                                                                                                $13,146.34
7/31/91                                                                                                                $13,736.97
8/31/91                                                                                                                $14,394.29
9/30/91                                                                                                                $14,270.45
10/31/91                                                                                                               $14,460.98
11/30/91                                                                                                               $14,032.29
12/31/91                                                                                                               $15,906.44
1/31/92                                                                                                                $15,628.56
2/29/92                                                                                                                $15,848.95
3/31/92                                                                                                                $15,446.50
4/30/92                                                                                                                $15,293.18
5/31/92                                                                                                                $15,379.42
6/30/92                                                                                                                $15,101.54
7/31/92                                                                                                                $15,551.90
8/31/92                                                                                                                $15,389.00
9/30/92                                                                                                                $15,436.91
10/31/92                                                                                                               $15,695.63
11/30/92                                                                                                               $16,490.96
12/31/92                                                                                                               $16,490.96
1/31/93                                                                                                                $16,481.37
2/28/93                                                                                                                $15,963.93
3/31/93                                                                                                                $16,126.83
4/30/93                                                                                                                $14,967.39
5/31/93                                                                                                                $15,733.96
6/30/93                                                                                                                $15,686.05
7/31/93                                                                                                                $15,389.00
8/31/93                                                                                                                $16,050.17
9/30/93                                                                                                                $15,820.20
10/31/93                                                                                                               $16,270.56
11/30/93                                                                                                               $16,385.55
12/31/93                                                                                                               $16,404.72
1/31/94                                                                                                                $16,740.09
2/28/94                                                                                                                $16,404.72
3/31/94                                                                                                                $15,599.81
4/30/94                                                                                                                $15,935.19
5/31/94                                                                                                                $15,983.10
6/30/94                                                                                                                $15,484.82
7/31/94                                                                                                                $16,222.65
8/31/94                                                                                                                $16,893.41
9/30/94                                                                                                                $16,471.79
10/31/94                                                                                                               $16,922.15
11/30/94                                                                                                               $16,548.45
12/31/94                                                                                                               $16,577.19
1/31/95                                                                                                                $17,190.46
2/28/95                                                                                                                $17,554.58
3/31/95                                                                                                                $18,052.85
4/30/95                                                                                                                $18,426.56
5/31/95                                                                                                                $18,982.33
6/30/95                                                                                                                $19,538.09
7/31/95                                                                                                                $19,998.04
8/31/95                                                                                                                $19,844.72
9/30/95                                                                                                                $20,515.48
10/31/95                                                                                                               $20,659.21
11/30/95                                                                                                               $21,454.53
12/31/95                                                                                                               $21,253.31
1/31/96                                                                                                                $22,221.11
2/29/96                                                                                                                $22,728.96
3/31/96                                                                                                                $22,872.70
4/30/96                                                                                                                $23,035.59
5/31/96                                                                                                                $23,763.84
6/30/96                                                                                                                $23,993.81
7/31/96                                                                                                                $22,681.05
8/31/96                                                                                                                $23,313.48
9/30/96                                                                                                                $25,383.23
10/31/96                                                                                                               $25,584.46
11/30/96                                                                                                               $27,357.16
12/31/96                                                                                                               $26,890.61
1/31/97                                                                                                                $28,778.02
2/28/97                                                                                                                $28,169.18
3/31/97                                                                                                                $26,332.50
4/30/97                                                                                                                $28,118.44
5/31/97                                                                                                                $29,853.65
6/30/97                                                                                                                $30,878.53
7/31/97                                                                                                                $34,095.26
8/31/97                                                                                                                $31,832.39
9/30/97                                                                                                                $33,547.30
10/31/97                                                                                                               $31,446.79
11/30/97                                                                                                               $31,944.01
12/31/97                                                                                                               $32,060.20
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
12/17/90 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. The Gillette Company                                                                                                     5.00%
Global manufacturer of razors
2. Wells Fargo & Company                                                                                                    5.00%
Bank holding company
3. Pfizer, Inc.                                                                                                             4.90%
Major producer of pharmaceuticals
4. Merck & Co., Inc.                                                                                                        4.60%
Leading manufacturer of pharmaceuticals
5. Johnson & Johnson                                                                                                        3.40%
Comprehensive health-care company

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
A Shares(2) (Inception: 12/17/90)                                                                                            3 Years
NAV                                                                                                                           24.59%
POP                                                                                                                           22.59%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                          23.01%
No CDSC                                                                                                                       23.67%
C Shares (Inception: 1/3/94)                                                                                                  23.67%
CDSC                                                                                                                               -
No CDSC                                                                                                                       23.67%
(1) Total returns are historical and include changes in share price and the reinvestment of both dividends
and Capital Gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales
charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value)
total
returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Nifty Fifty Fund A Shares(3) and the S&P 500(4) Stock Index
                                                                                                                 S&P 500 Stock Index
12/17/90                                                                                                                  $10,000.00
12/31/90                                                                                                                  $10,143.00
1/31/91                                                                                                                   $10,595.00
2/28/91                                                                                                                   $11,335.00
3/31/91                                                                                                                   $11,618.00
4/30/91                                                                                                                   $11,652.00
5/31/91                                                                                                                   $12,133.00
6/30/91                                                                                                                   $11,585.00
7/31/91                                                                                                                   $12,135.00
8/31/91                                                                                                                   $12,405.00
9/30/91                                                                                                                   $12,199.00
10/31/91                                                                                                                  $12,376.00
11/30/91                                                                                                                  $11,865.00
12/31/91                                                                                                                  $13,219.00
1/31/92                                                                                                                   $12,989.00
2/29/92                                                                                                                   $13,144.00
3/31/92                                                                                                                   $12,891.00
4/30/92                                                                                                                   $13,282.00
5/31/92                                                                                                                   $13,328.00
6/30/92                                                                                                                   $13,130.00
7/31/92                                                                                                                   $13,680.00
8/31/92                                                                                                                   $13,387.00
9/30/92                                                                                                                   $13,542.00
10/31/92                                                                                                                  $13,605.00
11/30/92                                                                                                                  $14,050.00
12/31/92                                                                                                                  $14,226.00
1/31/93                                                                                                                   $14,360.00
2/28/93                                                                                                                   $14,542.00
3/31/93                                                                                                                   $14,848.00
4/30/93                                                                                                                   $14,505.00
5/31/93                                                                                                                   $14,869.00
6/30/93                                                                                                                   $14,914.00
7/31/93                                                                                                                   $14,870.00
8/31/93                                                                                                                   $15,417.00
9/30/93                                                                                                                   $15,297.00
10/31/93                                                                                                                  $15,629.00
11/30/93                                                                                                                  $15,462.00
12/31/93                                                                                                                  $15,654.00
1/31/94                                                                                                                   $16,198.00
2/28/94                                                                                                                   $15,745.00
3/31/94                                                                                                                   $15,064.00
4/30/94                                                                                                                   $15,273.00
5/31/94                                                                                                                   $15,499.00
6/30/94                                                                                                                   $15,121.00
7/31/94                                                                                                                   $15,634.00
8/31/94                                                                                                                   $16,258.00
9/30/94                                                                                                                   $15,858.00
10/31/94                                                                                                                  $16,226.00
11/30/94                                                                                                                  $15,624.00
12/31/94                                                                                                                  $15,855.00
1/31/95                                                                                                                   $16,278.00
2/28/95                                                                                                                   $16,900.00
3/31/95                                                                                                                   $17,400.00
4/30/95                                                                                                                   $17,924.00
5/31/95                                                                                                                   $18,615.00
6/30/95                                                                                                                   $19,049.00
7/31/95                                                                                                                   $19,695.00
8/31/95                                                                                                                   $19,730.00
9/30/95                                                                                                                   $20,562.00
10/31/95                                                                                                                  $20,500.00
11/30/95                                                                                                                  $21,381.00
12/31/95                                                                                                                  $21,795.00
1/31/96                                                                                                                   $22,548.00
2/29/96                                                                                                                   $22,744.00
3/31/96                                                                                                                   $22,967.00
4/30/96                                                                                                                   $23,317.00
5/31/96                                                                                                                   $23,893.63
6/30/96                                                                                                                   $23,989.68
7/31/96                                                                                                                   $22,939.65
8/31/96                                                                                                                   $23,414.50
9/30/96                                                                                                                   $24,726.00
10/31/96                                                                                                                  $25,416.00
11/30/96                                                                                                                  $27,322.00
12/31/96                                                                                                                  $26,777.00
1/31/97                                                                                                                   $28,463.95
2/28/97                                                                                                                   $28,674.58
3/31/97                                                                                                                   $27,501.79
4/30/97                                                                                                                   $29,153.00
5/31/97                                                                                                                   $30,906.00
6/30/97                                                                                                                   $32,293.00
7/31/97                                                                                                                   $34,861.00
8/31/97                                                                                                                   $32,909.00
9/30/97                                                                                                                   $34,702.00
10/31/97                                                                                                                  $33,555.00
11/30/97                                                                                                                  $35,096.00
12/31/97                                                                                                                  $35,696.00
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
12/17/90 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. The Gillette Company                                                                                           6. Medtronic, Inc.
                                                                                                             Leading manufacturer of
Global manufacturer of razors                                                                                        pharmaceuticals
                                                                                                       7. Federal Home Loan Mortgage
2. Wells Fargo & Company                                                                                                 Corporation
                                                                                                         Nations largest provider of
Bank holding company                                                                                            residential mortgage
3. Pfizer, Inc.                                                                                                     8. PepsiCo, Inc.
                                                                                                     Worldwide producer of beverages
Major producer of pharmaceuticals                                                                                    and snack foods
4. Merck & Co., Inc.                                                                                     9. McDonald...s Corporation
Leading manufacturer of pharmaceuticals                                                                Fast food restaurant operator
5. Johnson & Johnson                                                                                       10. The Coca-Cola Company
Comprehensive health-care company                                                                 World's largest soft drink company

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
A Shares(2) (Inception: 12/17/90)                                                                   5 Years  Since Inception

NAV                                                                                                  14.22%           18.82%

POP                                                                                                  13.11%           18.00%

B Shares (Inception: 1/3/94)
CDSC                                                                                                      -           17.24%

No CDSC                                                                                                   -           17.55%

C Shares (Inception: 1/3/94)                                                                              -           17.55%

CDSC                                                                                                      -                -

No CDSC                                                                                                   -           17.55%

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends
and Capital Gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales
charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value)
total
returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth
Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Nifty Fifty Fund A Shares(3) and the S&P 500(4) Stock Index

12/17/90
12/31/90
1/31/91
2/28/91
3/31/91
4/30/91
5/31/91
6/30/91
7/31/91
8/31/91
9/30/91
10/31/91
11/30/91
12/31/91
1/31/92
2/29/92
3/31/92
4/30/92
5/31/92
6/30/92
7/31/92
8/31/92
9/30/92
10/31/92
11/30/92
12/31/92
1/31/93
2/28/93
3/31/93
4/30/93
5/31/93
6/30/93
7/31/93
8/31/93
9/30/93
10/31/93
11/30/93
12/31/93
1/31/94
2/28/94
3/31/94
4/30/94
5/31/94
6/30/94
7/31/94
8/31/94
9/30/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index considered to be representative of the U.S. stock market and includes reinvested dividends.
12/17/90 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. The Gillette Company                                                                               2.80%

Global manufacturer of razors

2. Wells Fargo & Company                                                                              2.50%

Bank holding company
3. Pfizer, Inc.                                                                                       2.40%

Major producer of pharmaceuticals
4. Merck & Co., Inc.                                                                                  2.30%
Leading manufacturer of pharmaceuticals
5. Johnson & Johnson                                                                                  2.20%
Comprehensive health-care company

PHOENIX-ENGEMANN BALANCED
RETURN FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Balanced Return Fund seeks to maximize total investment return consistent with reasonable risk by investing in a mix of high quality growth stocks and U.S. government securities.

Q: HOW DID THE FUND PERFORM IN THE YEAR ENDED DECEMBER 31, 1997?

A: We feel the Balanced Return Fund turned in another strong year in 1997. The NAV for the Phoenix-Engemann Balanced Return Fund's Class A Shares increased
18.98 percent, compared to 18.94 percent for the average balanced fund, as measured by Lipper Analytical Services, and 33.38 percent for the S&P 500, an all-stock index.

Q: PLEASE SUMMARIZE SOME OF THE POSITIVE DEVELOPMENTS IN THE FUND IN 1997?

A: We were very pleased with the performance of the Fund's "core" equity holdings which, once again, performed very well in 1997. These "core" holdings, some of which include Microsoft, Pfizer, Carnival Cruise Lines, Gillette, Coca-Cola, Cisco Systems, Medtronic, Merck and Colgate-Palmolive continue to grow their earnings at rates faster than the overall market and were rewarded, in 1997, for their consistency and market dominance. These companies, which have been in your portfolio for many years, continue to be the leading innovators in their respective industries.

Q: WERE THERE ANY STOCKS THAT DIDN'T WORK OUT?

A: The disappointing theme in the Balanced Return Fund in 1997 was the number of companies reporting earnings below what we were expecting. These announcements forced investors to re-evaluate the growth potential of these companies and, in turn, we experienced losses in some of the positions in the Fund's portfolio.
  Examples of these companies include Columbia/ HCA, which was forced to re-evaluate their growth objectives due to the current well-publicized federal investigation. However, we still believe there is significant value in the assets of Columbia and that management will find a way to return this value to its shareholders. Oxford Health Plans also disappointed the market by announcing their computer system wasn't sophisticated enough to manage the billing of the company's rapidly growing enrollment. We no longer believe Oxford has the infrastructure to grow at the rates we once expected and the stock has been removed from your portfolio.

Q: HOW DID THE FIXED-INCOME PORTION OF THE FUND PERFORM IN 1997?

A: In general we were satisfied with the performance of the fixed-income portion of the Fund. In light of our thesis of limited prospects for higher inflation in the near to medium term, we continue to believe long-term interest rates are too high. We attempted to take advantage of these trends in 1997 by positioning the fixed-income portion of the Fund in longer-term maturities. The only major shift we made with regard to the fixed-income portion of the Fund in 1997 was to increase the weighting in October to approximately 37 percent from 27 percent. We made this shift in weighting due to our interpretation of the currency crisis in Southeast Asia. We felt there was an increasing probability for downward earnings revisions for U.S. multinational corporations operating in those markets, making stocks riskier in our judgment. Also, we felt the strong deflationary forces that the Asian markets would bring to the rest of the world would be a catalyst to lower inflation and, therefore, lower interest rates.

Q: WHERE DO YOU SEE INTEREST RATES GOING FROM HERE AND HOW ARE YOU POSITIONED TO TAKE ADVANTAGE OF THIS OUTLOOK?

A: The portfolio today is positioned with 39 percent fixed income, split evenly between 10-year and 30-year bonds. Going into 1998 we have even more confidence inflation will remain benign and long-term interest rates will continue to head lower. However, the fact the interest rate on the 30-year U.S. Treasury has reached 5.80 percent forces us to re-evaluate the upside potential of long-term bonds relative to common stocks. We will be re-evaluating the asset mix in the Fund in early 1998. If long-term rates continue to head lower due to the building fear of deflation, we may consider shortening our duration or re-allocating a portion of the fixed-income weighting to the Fund's equity holdings.

Q: HAVE THERE BEEN ANY NOTABLE SHIFTS IN THE PORTFOLIO'S INVESTMENT STRATEGY GOING INTO 1998?

A: Our outlook for 1998 continues to be positive for the shares of high-quality companies. In 1998 we look for U.S. GDP growth and corporate earnings growth to slow moderately. In this environment we believe investors should continue to focus on high quality growth stocks that will continue to generate strong, predictable earnings growth. We believe the Balanced Return Fund continues to remain well-positioned to benefit from this outlook. As previously noted, the fixed-income weighting remains aggressive and we will be revisiting our relative outlook for long-term U.S. Treasuries on a regular basis throughout 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
                                                                                                              1 YEAR
A Shares(2)                                                                                                   (Inception: 6/8/87)
NAV                                                                                                                        18.98%
POP                                                                                                                        13.33%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                       13.15%
No CDSC                                                                                                                    18.15%
C Shares (Inception: 1/3/94)
CDSC                                                                                                                       17.11%
No CDSC                                                                                                                    18.11%
1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings(as a percentage of market value)
U.S. Government Bonds                                                                                                       40.1%
Technology                                                                                                                   6.8%
Health Care                                                                                                                 15.1%
Consumer Discretionary                                                                                                      13.6%
Consumer Staples                                                                                                            11.7%
Financial Services                                                                                                           6.9%
Other                                                                                                                        5.8%
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Balanced Return Fund A Shares(3) and the S&P 500 Stock Index(4)
                                                                                                    Fund After Maximum Sales Load
12/31/87                                                                                                                $9,525.00
1/31/88                                                                                                                 $9,693.93
2/29/88                                                                                                                $10,007.46
3/31/88                                                                                                                 $9,982.04
4/30/88                                                                                                                 $9,973.57
5/31/88                                                                                                                 $9,990.51
6/30/88                                                                                                                $10,337.94
7/31/88                                                                                                                $10,363.36
8/31/88                                                                                                                $10,236.25
9/30/88                                                                                                                $10,685.36
10/31/88                                                                                                               $10,719.25
11/30/88                                                                                                               $10,617.57
12/31/88                                                                                                               $10,806.16
1/31/89                                                                                                                $11,324.44
2/28/89                                                                                                                $11,022.11
3/31/89                                                                                                                $11,315.80
4/30/89                                                                                                                $12,075.95
5/31/89                                                                                                                $12,663.34
6/30/89                                                                                                                $12,801.54
7/31/89                                                                                                                $13,889.93
8/31/89                                                                                                                $14,019.50
9/30/89                                                                                                                $14,123.16
10/31/89                                                                                                               $13,959.04
11/30/89                                                                                                               $14,313.20
12/31/89                                                                                                               $14,369.49
1/31/90                                                                                                                $13,393.45
2/28/90                                                                                                                $13,483.83
3/31/90                                                                                                                $13,773.02
4/30/90                                                                                                                $13,619.39
5/31/90                                                                                                                $15,011.15
6/30/90                                                                                                                $15,435.91
7/31/90                                                                                                                $15,128.64
8/31/90                                                                                                                $13,791.10
9/30/90                                                                                                                $12,923.51
10/31/90                                                                                                               $12,887.36
11/30/90                                                                                                               $13,827.25
12/31/90                                                                                                               $14,312.87
1/31/91                                                                                                                $15,229.65
2/28/91                                                                                                                $16,043.52
3/31/91                                                                                                                $16,595.45
4/30/91                                                                                                                $16,754.48
5/31/91                                                                                                                $17,577.71
6/30/91                                                                                                                $16,689.00
7/31/91                                                                                                                $17,484.16
8/31/91                                                                                                                $18,410.29
9/30/91                                                                                                                $18,391.58
10/31/91                                                                                                               $18,344.80
11/30/91                                                                                                               $17,764.80
12/31/91                                                                                                               $19,878.78
1/31/92                                                                                                                $19,366.39
2/29/92                                                                                                                $19,546.68
3/31/92                                                                                                                $19,214.58
4/30/92                                                                                                                $19,157.64
5/31/92                                                                                                                $19,413.84
6/30/92                                                                                                                $19,328.44
7/31/92                                                                                                                $19,954.69
8/31/92                                                                                                                $19,897.76
9/30/92                                                                                                                $20,002.14
10/31/92                                                                                                               $20,144.47
11/30/92                                                                                                               $20,713.79
12/31/92                                                                                                               $20,771.03
1/31/93                                                                                                                $20,895.13
2/28/93                                                                                                                $20,627.85
3/31/93                                                                                                                $20,666.03
4/30/93                                                                                                                $19,768.76
5/31/93                                                                                                                $20,265.12
6/30/93                                                                                                                $20,351.03
7/31/93                                                                                                                $20,121.94
8/31/93                                                                                                                $20,818.76
9/30/93                                                                                                                $20,694.67
10/31/93                                                                                                               $21,152.85
11/30/93                                                                                                               $21,143.31
12/31/93                                                                                                               $21,277.68
1/31/94                                                                                                                $21,829.72
2/28/94                                                                                                                $21,016.19
3/31/94                                                                                                                $19,979.91
4/30/94                                                                                                                $20,212.34
5/31/94                                                                                                                $20,086.44
6/30/94                                                                                                                $19,718.42
7/31/94                                                                                                                $20,386.67
8/31/94                                                                                                                $20,783.75
9/30/94                                                                                                                $20,163.92
10/31/94                                                                                                               $20,483.52
11/30/94                                                                                                               $20,212.34
12/31/94                                                                                                               $20,334.71
1/31/95                                                                                                                $20,978.22
2/28/95                                                                                                                $21,483.12
3/31/95                                                                                                                $21,968.22
4/30/95                                                                                                                $22,304.82
5/31/95                                                                                                                $23,304.73
6/30/95                                                                                                                $23,770.03
7/31/95                                                                                                                $24,126.43
8/31/95                                                                                                                $24,096.73
9/30/95                                                                                                                $24,670.94
10/31/95                                                                                                               $25,007.54
11/30/95                                                                                                               $25,730.24
12/31/95                                                                                                               $25,860.86
1/31/96                                                                                                                $26,584.03
2/29/96                                                                                                                $26,838.67
3/31/96                                                                                                                $26,971.08
4/30/96                                                                                                                $26,909.97
5/31/96                                                                                                                $27,572.02
6/30/96                                                                                                                $28,111.85
7/31/96                                                                                                                $27,184.97
8/31/96                                                                                                                $27,388.68
9/30/96                                                                                                                $29,059.10
10/31/96                                                                                                               $29,670.22
11/30/96                                                                                                               $31,106.37
12/31/96                                                                                                               $30,459.98
1/31/97                                                                                                                $31,859.32
2/28/97                                                                                                                $31,577.28
3/31/97                                                                                                                $30,004.38
4/30/97                                                                                                                $31,805.08
5/31/97                                                                                                                $33,085.10
6/30/97                                                                                                                $33,931.21
7/31/97                                                                                                                $36,382.76
8/31/97                                                                                                                $34,397.65
9/30/97                                                                                                                $35,764.45
10/31/97                                                                                                               $35,124.44
11/30/97                                                                                                               $35,851.23
12/31/97                                                                                                               $36,242.09
3 This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns will vary on Class B and Class C Shares due to differing sales charges.
4 The S&P 500 Stock Index is an unmanaged index considered to be a representative of the U.S.
stock market and includes reinvested dividends.
Past performance is not predecitve of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
                                                                                                                            4.70%
1. The Gillette Company
Global manufacturer of razors
                                                                                                                            3.40%
2. Merck & Co., Inc.
Leading manufacturer of pharmaceuticals
                                                                                                                            3.00%
3. Johnson & Johnson
Comprehensive health-care company
                                                                                                                            2.70%
4. The Walt Disney Company
Diversified entertainment company
                                                                                                                            2.60%
5. McDonald...s Corporation
Fast food restaurant operator

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
                                                                                                               3 YEARS
A Shares(2)
NAV                                                                                                                           21.24%
POP                                                                                                                           19.30%
B Shares (Inception: 1/3/94)
CDSC                                                                                                                          19.62%
No CDSC                                                                                                                       20.32%
C Shares (Inception: 1/3/94)
CDSC                                                                                                                               -
No CDSC                                                                                                                       20.31%
1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings(as a percentage of market value)
U.S. Government Bonds
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Balanced Return Fund A Shares(3) and the S&P 500 Stock Index(4)
                                                                                                                 S&P 500 Stock Index
12/31/87                                                                                                                  $10,000.00
1/31/88                                                                                                                   $10,435.00
2/29/88                                                                                                                   $10,682.00
3/31/88                                                                                                                   $10,570.00
4/30/88                                                                                                                   $10,701.00
5/31/88                                                                                                                   $10,769.00
6/30/88                                                                                                                   $11,266.00
7/31/88                                                                                                                   $11,241.00
8/31/88                                                                                                                   $10,843.00
9/30/88                                                                                                                   $11,306.00
10/31/88                                                                                                                  $11,634.00
11/30/88                                                                                                                  $11,450.00
12/31/88                                                                                                                  $11,654.00
1/31/89                                                                                                                   $12,517.00
2/28/89                                                                                                                   $12,191.00
3/31/89                                                                                                                   $12,482.00
4/30/89                                                                                                                   $13,144.00
5/31/89                                                                                                                   $13,644.00
6/30/89                                                                                                                   $13,576.00
7/31/89                                                                                                                   $14,813.00
8/31/89                                                                                                                   $15,083.00
9/30/89                                                                                                                   $15,025.00
10/31/89                                                                                                                  $14,683.00
11/30/89                                                                                                                  $14,967.00
12/31/89                                                                                                                  $15,329.00
1/31/90                                                                                                                   $14,320.00
2/28/90                                                                                                                   $14,481.00
3/31/90                                                                                                                   $14,876.00
4/30/90                                                                                                                   $14,520.00
5/31/90                                                                                                                   $15,897.00
6/30/90                                                                                                                   $15,800.00
7/31/90                                                                                                                   $15,763.00
8/31/90                                                                                                                   $14,327.00
9/30/90                                                                                                                   $13,641.00
10/31/90                                                                                                                  $13,596.00
11/30/90                                                                                                                  $14,453.00
12/31/90                                                                                                                  $14,858.00
1/31/91                                                                                                                   $15,520.00
2/28/91                                                                                                                   $16,604.00
3/31/91                                                                                                                   $17,018.00
4/30/91                                                                                                                   $17,069.00
5/31/91                                                                                                                   $17,773.00
6/30/91                                                                                                                   $16,970.00
7/31/91                                                                                                                   $17,776.00
8/31/91                                                                                                                   $18,172.00
9/30/91                                                                                                                   $17,871.00
10/31/91                                                                                                                  $18,130.00
11/30/91                                                                                                                  $17,381.00
12/31/91                                                                                                                  $19,364.00
1/31/92                                                                                                                   $19,028.00
2/29/92                                                                                                                   $19,254.00
3/31/92                                                                                                                   $18,884.00
4/30/92                                                                                                                   $19,456.00
5/31/92                                                                                                                   $19,525.00
6/30/92                                                                                                                   $19,235.00
7/31/92                                                                                                                   $20,040.00
8/31/92                                                                                                                   $19,610.00
9/30/92                                                                                                                   $19,837.00
10/31/92                                                                                                                  $19,930.00
11/30/92                                                                                                                  $20,581.00
12/31/92                                                                                                                  $20,840.00
1/31/93                                                                                                                   $21,036.00
2/28/93                                                                                                                   $21,302.00
3/31/93                                                                                                                   $21,750.00
4/30/93                                                                                                                   $21,248.00
5/31/93                                                                                                                   $21,781.00
6/30/93                                                                                                                   $21,848.00
7/31/93                                                                                                                   $21,783.00
8/31/93                                                                                                                   $22,584.00
9/30/93                                                                                                                   $22,409.00
10/31/93                                                                                                                  $22,895.00
11/30/93                                                                                                                  $22,651.00
12/31/93                                                                                                                  $22,932.00
1/31/94                                                                                                                   $23,728.00
2/28/94                                                                                                                   $23,065.00
3/31/94                                                                                                                   $22,067.00
4/30/94                                                                                                                   $22,373.00
5/31/94                                                                                                                   $22,705.00
6/30/94                                                                                                                   $22,151.00
7/31/94                                                                                                                   $22,902.00
8/31/94                                                                                                                   $23,816.00
9/30/94                                                                                                                   $23,230.00
10/31/94                                                                                                                  $23,769.00
11/30/94                                                                                                                  $22,887.00
12/31/94                                                                                                                  $23,225.00
1/31/95                                                                                                                   $23,845.00
2/28/95                                                                                                                   $24,756.00
3/31/95                                                                                                                   $25,489.00
4/30/95                                                                                                                   $26,257.00
5/31/95                                                                                                                   $27,269.00
6/30/95                                                                                                                   $27,905.00
7/31/95                                                                                                                   $28,851.00
8/31/95                                                                                                                   $28,902.00
9/30/95                                                                                                                   $30,122.00
10/31/95                                                                                                                  $30,030.00
11/30/95                                                                                                                  $31,320.00
12/31/95                                                                                                                  $31,928.00
1/31/96                                                                                                                   $33,030.00
2/29/96                                                                                                                   $33,318.00
3/31/96                                                                                                                   $33,644.00
4/30/96                                                                                                                   $34,157.00
5/31/96                                                                                                                   $35,002.00
6/30/96                                                                                                                   $35,144.00
7/31/96                                                                                                                   $33,605.00
8/31/96                                                                                                                   $34,301.00
9/30/96                                                                                                                   $36,221.00
10/31/96                                                                                                                  $37,232.00
11/30/96                                                                                                                  $40,024.00
12/31/96                                                                                                                  $39,232.00
1/31/97                                                                                                                   $41,701.00
2/28/97                                                                                                                   $42,009.00
3/31/97                                                                                                                   $40,290.00
4/30/97                                                                                                                   $42,707.00
5/31/97                                                                                                                   $45,274.00
6/30/97                                                                                                                   $47,306.00
7/31/97                                                                                                                   $51,067.00
8/31/97                                                                                                                   $48,208.00
9/30/97                                                                                                                   $50,835.00
10/31/97                                                                                                                  $49,155.00
11/30/97                                                                                                                  $51,412.00
12/31/97                                                                                                                  $52,291.00
3 This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns will vary on Class B and Class C Shares due to differing sales charges.
4 The S&P 500 Stock Index is an unmanaged index considered to be a representative of the U.S.
stock market and includes reinvested dividends.
Past performance is not predecitve of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
                                                                                                  6. Interpublic Group of Companies,
                                                                                                                                Inc.
1. The Gillette Company                                                                              Leading global advertising firm
Global manufacturer of razors
                                                                                                    7. Columbia/HCA Healthcare Corp.
                                                                                                         Largest hospital management
2. Merck & Co., Inc.                                                                                             company in the U.S.
Leading manufacturer of pharmaceuticals
                                                                                                                      8. Pfizer Inc.
3. Johnson & Johnson                                                                               Major producer of pharmaceuticals
Comprehensive health-care company
                                                                                                    9. Philip Morris Companies, Inc.
                                                                                                      Global producer of tobacco and
4. The Walt Disney Company                                                                                             food products
Diversified entertainment company
                                                                                                           10. Wells Fargo & Company
5. McDonald...s Corporation                                                                                     Bank holding company
Fast food restaurant operator

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
                                                                                                   5 YEARS      10 YEARS
A Shares(2)
NAV                                                                                                  11.78%           14.29%
POP                                                                                                  10.69%           13.74%
B Shares (Inception: 1/3/94)                                                                                 Since Inception
CDSC                                                                                                      -           13.14%
No CDSC                                                                                                   -           13.48%
C Shares (Inception: 1/3/94)                                                                                 Since Inception
CDSC                                                                                                      -                -
No CDSC                                                                                                   -           13.47%
1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings(as a percentage of market value)
U.S. Government Bonds
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Balanced Return Fund A Shares(3) and the S&P 500 Stock Index(4)
12/31/87
1/31/88
2/29/88
3/31/88
4/30/88
5/31/88
6/30/88
7/31/88
8/31/88
9/30/88
10/31/88
11/30/88
12/31/88
1/31/89
2/28/89
3/31/89
4/30/89
5/31/89
6/30/89
7/31/89
8/31/89
9/30/89
10/31/89
11/30/89
12/31/89
1/31/90
2/28/90
3/31/90
4/30/90
5/31/90
6/30/90
7/31/90
8/31/90
9/30/90
10/31/90
11/30/90
12/31/90
1/31/91
2/28/91
3/31/91
4/30/91
5/31/91
6/30/91
7/31/91
8/31/91
9/30/91
10/31/91
11/30/91
12/31/91
1/31/92
2/29/92
3/31/92
4/30/92
5/31/92
6/30/92
7/31/92
8/31/92
9/30/92
10/31/92
11/30/92
12/31/92
1/31/93
2/28/93
3/31/93
4/30/93
5/31/93
6/30/93
7/31/93
8/31/93
9/30/93
10/31/93
11/30/93
12/31/93
1/31/94
2/28/94
3/31/94
4/30/94
5/31/94
6/30/94
7/31/94
8/31/94
9/30/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
3 This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns will vary on Class B and Class C Shares due to differing sales charges.
4 The S&P 500 Stock Index is an unmanaged index considered to be a representative of the U.S.
stock market and includes reinvested dividends.
Past performance is not predecitve of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. The Gillette Company                                                                               2.50%
Global manufacturer of razors
2. Merck & Co., Inc.                                                                                  2.50%
Leading manufacturer of pharmaceuticals
3. Johnson & Johnson                                                                                  2.40%
Comprehensive health-care company
4. The Walt Disney Company                                                                            2.40%
Diversified entertainment company
5. McDonald...s Corporation                                                                           2.30%
Fast food restaurant operator

                                AVERAGE ANNUAL TOTAL RETURNS(1)
                                        (AS OF 12/31/97)
A Shares(2)
NAV
POP
B Shares (Inception: 1/3/94)
CDSC
No CDSC
C Shares (Inception: 1/3/94)
CDSC
No CDSC
1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maximum front-end
4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
"NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not
have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5%
to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0%
thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost.
Sector Holdings(as a percentage of market value)
U.S. Government Bonds
Technology
Health Care
Consumer Discretionary
Consumer Staples
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Balanced Return Fund A Shares(3) and the S&P 500 Stock Index(4)
12/31/87
1/31/88
2/29/88
3/31/88
4/30/88
5/31/88
6/30/88
7/31/88
8/31/88
9/30/88
10/31/88
11/30/88
12/31/88
1/31/89
2/28/89
3/31/89
4/30/89
5/31/89
6/30/89
7/31/89
8/31/89
9/30/89
10/31/89
11/30/89
12/31/89
1/31/90
2/28/90
3/31/90
4/30/90
5/31/90
6/30/90
7/31/90
8/31/90
9/30/90
10/31/90
11/30/90
12/31/90
1/31/91
2/28/91
3/31/91
4/30/91
5/31/91
6/30/91
7/31/91
8/31/91
9/30/91
10/31/91
11/30/91
12/31/91
1/31/92
2/29/92
3/31/92
4/30/92
5/31/92
6/30/92
7/31/92
8/31/92
9/30/92
10/31/92
11/30/92
12/31/92
1/31/93
2/28/93
3/31/93
4/30/93
5/31/93
6/30/93
7/31/93
8/31/93
9/30/93
10/31/93
11/30/93
12/31/93
1/31/94
2/28/94
3/31/94
4/30/94
5/31/94
6/30/94
7/31/94
8/31/94
9/30/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
3 This chart illustrates POP returns on Class A Shares only for the past 10 years.
Returns will vary on Class B and Class C Shares due to differing sales charges.
4 The S&P 500 Stock Index is an unmanaged index considered to be a representative of the U.S.
stock market and includes reinvested dividends.
Past performance is not predecitve of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. The Gillette Company
Global manufacturer of razors
2. Merck & Co., Inc.
Leading manufacturer of pharmaceuticals
3. Johnson & Johnson
Comprehensive health-care company
4. The Walt Disney Company
Diversified entertainment company
5. McDonald...s Corporation
Fast food restaurant operator

PHOENIX-ENGEMANN SMALL &
MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Small & Mid-Cap Growth Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion.

Q: HOW WELL DID THE FUND PERFORM IN 1997?

A: 1997 was another good year for the Phoenix-Engemann Small & Mid-Cap Fund. The Fund outperformed its key benchmark, the Russell 2000, producing a return of
26.41 percent for Class A, compared to 22.36 percent for the Russell. Both the Fund and the Russell, however, did trail the S&P 500's total return of 33.38 percent as large-cap stocks led the recovery following the broad sell-off in late October. Relative to our peer groups the Fund stacked up pretty well. As measured by Lipper, the average small-cap fund returned 20.61 percent last year while the average mid-cap fund posted a 19.67 percent return.

Q: EXPAND ON THE SELL-OFF IN OCTOBER AND WHAT EFFECT, IF ANY, THE ASIAN SITUATION WILL HAVE ON THE FUND.

A: After underperforming for a few years, small- and mid-cap stocks started to shine last spring and the Fund was outperforming large-cap stocks through the summer months. Then, as we usually expect, when the market sold off we did a little bit worse. Unfortunately, small and mid caps have had more difficulty recovering from the correction as investors hunkered down and stuck to blue chip companies they knew, that also offered better liquidity. In addition, technology stocks were particularly hard hit, given that Asia is both an important competitor and customer of many technology companies.
  Going forward, we feel the companies in our portfolio are by and large insulated from any negative impact in global markets, owing to the fact that most of our companies generate a substantial majority of their results from the U.S. market. In fact, we would expect several of our companies that source overseas to experience positive cost trends, most notably our retailers like Cost Plus.

Q: TALK ABOUT SOME OF THE FUND'S BIGGEST WINNERS LAST YEAR.

A: Two of the Fund's biggest winners last year were retailers, 99 Cents Only Stores and Cost Plus. 99 Cents Only Stores more than doubled last year as investors increasingly became aware of the deep discount retail niche that the company has developed in Southern California. Shares in Cost Plus provided strong returns last year as the company successfully demonstrated its ability to expand its unique home furnishings concept outside of California into the Midwest.

Q: HOW ABOUT A COUPLE OF STOCKS THAT DIDN'T WORK OUT?

A: Owning small- and mid-cap stocks that run into trouble and experience a significant loss in share price goes with the small- and mid-cap territory. But what can be even more frustrating is having companies meet expectations, while their stocks sit out an up market. Two such examples in 1997 were BA Merchant Services and Regal Cinemas. BA's stock finished the year essentially flat, despite meeting earnings expectations for the first three quarters. The outlook for the fourth quarter was still intact at year end, thus producing full year earnings growth in excess of 20 percent. Regal's stock was actually down nearly 10 percent on the year, yet it also matched expectations. Regal's earnings for the full year should grow in excess of 30 percent. The outlook for 1998 remains bright for both companies and we have maintained our positions.

Q: DISCUSS YOUR OUTLOOK FOR SMALL- AND MID-CAP STOCKS.

A: From a valuation perspective, the small- and mid-cap stocks look very attractive heading into 1998. The average price-to-earnings ratio (P/E) on 1998 earnings in our portfolio is about 28 times and the average expected earnings growth rate is above 30 percent. Our average P/E of 28 times represents a 40 percent premium to the S&P 500, yet the S&P's earnings are widely expected to grow less than 10 percent in 1998. We think that if our companies report expected earnings, we should do fine whether small and mid caps return to favor or not.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
                                                                                                                            1 YEAR
A Shares (Inception: 10/10/94)
NAV                                                                                                                           26.41%
POP                                                                                                                           20.39%
B Shares (Inception: 9/8/96)
CDSC                                                                                                                          20.49%
No CDSC                                                                                                                       25.49%
C Shares (Inception: 10/8/96)
CDSC                                                                                                                          24.49%
No CDSC                                                                                                                       25.49%
All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) include the effect of the maximum 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objectives described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96, may not be relevant to an assessment of such Fund's performance subsequent to such date.
Additionally, the Manager waived all management, administrative and service fees otherwise payable to it by the Fund for the
indicated periods, which had the effect of increasing the Fund's total return for those periods.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal value
of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology                                                                                                                     28.1%
Health Care                                                                                                                    12.5%
Consumer Discretionary                                                                                                         40.2%
Other Energy                                                                                                                    2.8%
Financial Services                                                                                                             12.2%
Other                                                                                                                           4.2%
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Small & Mid-cap Growth Fund A Shares(1) and the
Russell 2000 Growth Index (2)
                                                                                                                          Fund After
                                                                                                                             Maximum
                                                                                                                          Sales Load
10/10/94                                                                                                                   $9,525.00
10/31/94                                                                                                                   $9,828.57
11/30/94                                                                                                                  $11,390.48
12/31/94                                                                                                                  $11,495.24
1/31/95                                                                                                                   $11,742.86
2/28/95                                                                                                                   $11,895.24
3/31/95                                                                                                                   $12,142.86
4/30/95                                                                                                                   $12,228.57
5/31/95                                                                                                                   $12,371.43
6/30/95                                                                                                                   $13,009.52
7/31/95                                                                                                                   $13,704.76
8/31/95                                                                                                                   $14,057.14
9/30/95                                                                                                                   $14,409.52
10/31/95                                                                                                                  $13,971.43
11/30/95                                                                                                                  $14,238.10
12/31/95                                                                                                                  $14,446.93
1/31/96                                                                                                                   $14,223.93
2/29/96                                                                                                                   $14,514.80
3/31/96                                                                                                                   $15,271.09
4/30/96                                                                                                                   $17,442.97
5/31/96                                                                                                                   $18,955.54
6/30/96                                                                                                                   $18,247.73
7/31/96                                                                                                                   $16,822.43
8/31/96                                                                                                                   $18,810.10
9/30/96                                                                                                                   $21,880.51
10/31/96                                                                                                                  $21,371.39
11/30/96                                                                                                                  $22,129.16
12/31/96                                                                                                                  $22,012.07
1/31/97                                                                                                                   $22,837.97
2/28/97                                                                                                                   $21,652.98
3/31/97                                                                                                                   $20,192.69
4/30/97                                                                                                                   $20,312.39
5/31/97                                                                                                                   $24,106.75
6/30/97                                                                                                                   $25,064.31
7/31/97                                                                                                                   $27,470.20
8/31/97                                                                                                                   $27,984.89
9/30/97                                                                                                                   $30,498.51
10/31/97                                                                                                                  $28,080.65
11/30/97                                                                                                                  $27,589.90
12/31/97                                                                                                                  $27,826.19
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(2) The Russell 2000 consists of the smallest 2,000 securities in the
Russell 3000 Index. The index is widely regarded in the industry as a premier measure of small cap stocks.
10/10/94 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. Cost Plus, Inc.                                                                                                             3.20%
Operates chain of home furnishing stores
2. SangStat Medical Corporation                                                                                                3.00%
Develops bio-pharmaceuticals
3. Viking Office Products, Inc.                                                                                                2.90%
Mail order office products
4. Action Performance Companies, Inc.                                                                                          2.80%
Manufactures sports collectibles
5. 99 Cents Only Stores                                                                                                        2.80%
Operates chain of close-out merchandise stores

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)

                                                                                                                           3 YEARS
A Shares (Inception: 10/10/94)
NAV                                                                                                                           34.27%
POP                                                                                                                           32.12%
B Shares (Inception: 9/8/96)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
C Shares (Inception: 10/8/96)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) include the effect of the maximum 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objectives described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96, may not be relevant to an assessment of such Fund's performance subsequent to such date.
Additionally, the Manager waived all management, administrative and service fees otherwise payable to it by the Fund for the
indicated periods, which had the effect of increasing the Fund's total return for those periods.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal value
of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Other Energy
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Small & Mid-cap Growth Fund A Shares(1) and the
Russell 2000 Growth Index (2)

                                                                                                                             Russell
                                                                                                                          2000 Index
10/10/94                                                                                                                  $10,000.00
10/31/94                                                                                                                  $10,024.51
11/30/94                                                                                                                   $9,619.52
12/31/94                                                                                                                   $9,877.32
1/31/95                                                                                                                    $9,752.87
2/28/95                                                                                                                   $10,158.59
3/31/95                                                                                                                   $10,332.30
4/30/95                                                                                                                   $10,561.68
5/31/95                                                                                                                   $10,743.34
6/30/95                                                                                                                   $11,300.92
7/31/95                                                                                                                   $11,951.85
8/31/95                                                                                                                   $12,199.25
9/30/95                                                                                                                   $12,417.62
10/31/95                                                                                                                  $11,862.55
11/30/95                                                                                                                  $12,360.78
12/31/95                                                                                                                  $12,687.10
1/31/96                                                                                                                   $12,673.15
2/29/96                                                                                                                   $13,068.55
3/31/96                                                                                                                   $13,335.15
4/30/96                                                                                                                   $14,048.58
5/31/96                                                                                                                   $14,602.09
6/30/96                                                                                                                   $14,001.95
7/31/96                                                                                                                   $12,779.58
8/31/96                                                                                                                   $13,522.07
9/30/96                                                                                                                   $14,050.78
10/31/96                                                                                                                  $13,834.40
11/30/96                                                                                                                  $14,404.38
12/31/96                                                                                                                  $14,781.77
1/31/97                                                                                                                   $15,077.41
2/28/97                                                                                                                   $14,712.54
3/31/97                                                                                                                   $14,018.10
4/30/97                                                                                                                   $14,057.36
5/31/97                                                                                                                   $15,620.53
6/30/97                                                                                                                   $16,290.65
7/31/97                                                                                                                   $17,048.17
8/31/97                                                                                                                   $17,438.57
9/30/97                                                                                                                   $18,715.08
10/31/97                                                                                                                  $17,893.48
11/30/97                                                                                                                  $17,777.18
12/31/97                                                                                                                  $18,088.28
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(2) The Russell 2000 consists of the smallest 2,000 securities in the
Russell 3000 Index. The index is widely regarded in the industry as a premier measure of small cap stocks.
10/10/94 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
                                                                                                                             6. U.S.
                                                                                                                            Rentals,
1. Cost Plus, Inc.                                                                                                             Inc.,
                                                                                                                            Operates
                                                                                                                           equipment
                                                                                                                              rental
Operates chain of home furnishing stores                                                                                       yards
                                                                                                                              7. MSC
                                                                                                                          Industrial
                                                                                                                              Direct
2. SangStat Medical Corporation                                                                                            Co., Inc.
                                                                                                                              Direct
                                                                                                                            marketer
                                                                                                                                  of
                                                                                                                          industrial
Develops bio-pharmaceuticals                                                                                                products
                                                                                                                            8. Regal
3. Viking Office Products, Inc.                                                                                              Cinemas
                                                                                                                          Operates a
                                                                                                                          nationwide
                                                                                                                            chain of
                                                                                                                          multi-scre
en
                                                                                                                               movie
Mail order office products                                                                                                theaters
                                                                                                                           9. Triarc
                                                                                                                          Companies,
4. Action Performance Companies, Inc.                                                                                           Inc.
                                                                                                                            Beverage
                                                                                                                                 and
                                                                                                                          restaurant
                                                                                                                             holding
Manufactures sports collectibles                                                                                             company
                                                                                                                              10. BA
                                                                                                                            Merchant
                                                                                                                           Services,
5. 99 Cents Only Stores                                                                                                         Inc.
                                                                                                                            Provides
                                                                                                                             payment
                                                                                                                          processing
                                                                                                                                 and
                                                                                                                             related
                                                                                                                          informatio
n
                                                                                                                            products
                                                                                                                                 and
Operates chain of close-out merchandise stores                                                                            services

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
                                                                                                                            SINCE

                                                                                                                          INCEPTION

A Shares (Inception: 10/10/94)
NAV                                                                                                                           39.44%

POP                                                                                                                           37.35%

B Shares (Inception: 9/8/96)
CDSC                                                                                                                          28.13%

No CDSC                                                                                                                       31.02%

C Shares (Inception: 10/8/96)
CDSC                                                                                                                               -

No CDSC                                                                                                                       23.31%

All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) include the effect of the maximum 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objectives described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96, may not be relevant to an assessment of such Fund's performance subsequent to such date.
Additionally, the Manager waived all management, administrative and service fees otherwise payable to it by the Fund for the
indicated periods, which had the effect of increasing the Fund's total return for those periods.
A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to
0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal value
of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percentage of market value)
Technology
Health Care
Consumer Discretionary
Other Energy
Financial Services
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Small & Mid-cap Growth Fund A Shares(1) and the
Russell 2000 Growth Index (2)

10/10/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(2) The Russell 2000 consists of the smallest 2,000 securities in the Russell 3000 Index. The index is widely regarded in the industry as a premier measure of small cap stocks.
10/10/94 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)

1. Cost Plus, Inc.                                                                                                             2.70%

Operates chain of home furnishing stores

2. SangStat Medical Corporation                                                                                                2.60%

Develops bio-pharmaceuticals

3. Viking Office Products, Inc.                                                                                                2.60%

Mail order office products

4. Action Performance Companies, Inc.                                                                                          2.60%

Manufactures sports collectibles

5. 99 Cents Only Stores                                                                                                        2.50%

Operates chain of close-out merchandise stores

PHOENIX-ENGEMANN VALUE 25 FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Value 25 Fund seeks to achieve dividend income and long-term growth of capital by investing primary in 25 high yielding stocks on the S&P 500.
  Management believes the quantitative investment approach of Value 25 will challenge the Dogs of the Dow strategy, which buys the 10 highest yielding stocks on the Dow Jones Industrial Average and replaces them with new Dogs the following year.

Q: HOW DID THE FUND PERFORM IN 1997?

A: The Phoenix-Engemann Value 25 Fund NAV Class A increased 21.10 percent for the year ended December 31, 1997. This compares to the S&P 500 which increased
33.38 percent.

Q: HOW DID THE FUND FARE RELATIVE TO YOUR EXPECTATIONS?

A: 1997 marked the first full year of operation for the Value 25 Fund and the results were in line with what was expected from the Fund. The Value 25 Fund was developed with the following goals in mind:

  1.  Provide diversification versus our traditional growth funds.
  2. Give investors an opportunity to invest in a contrarian fund similar to the Dogs of the Dow.
  3. Maximize performance within those guidelines set out by the Fund's quantitative model.

  The Fund provides diversification from our traditional growth funds by investing in companies with above-average dividend yields as well as other financial criteria as defined by the quantitative model, which is used to allocate the Fund's assets. Whereas our traditional growth funds are focused in growth industries such as consumer staples, health care, and technology, the Fund is invested in cyclical industries such as basic materials, automotive, energy and telecommunication services. These industries tend to perform better when the economy is accelerating, i.e., they are cyclical in nature. The Fund's performance "zigged" when our growth products "zagged," which is exactly the type of result we were attempting to achieve with this product.

Q: HOW DID THE FUND PERFORM RELATIVE TO THE DOGS OF THE DOW AND OTHER SIMILAR DESIGNED INVESTMENT STRATEGIES?

A: The Fund's contrarian style compares favorably with the popular Dogs of the Dow theory ("Dogs"). The idea behind the Dogs is to purchase the 10 stocks in the Dow Jones Industrial Average that have the highest yield. Presently there are billions of dollars investing in this strategy, most of which are found in Unit Investment Trusts ("UIT"). The advantage the Fund offers over the UIT is it is a mutual fund and thus offers significant tax benefits not available in a UIT. A UIT is required to sell all of its holdings at the end of each year, generating taxable gains for investors, even if the UIT will be repurchasing the same stocks for the following year. The Fund is different in that it only replaces those stocks that no longer meet its investment criteria. Below, we have shown some performance comparisons with the Dogs and one of the largest UITs, the Dow 10 at Merrill Lynch.

1997 Value 25
 Performance              19.9% (after fees)
1997 Dogs of the Dow      19.3% (price appreciation only, no
                          fees)
1997 Dogs of the Dow      22.5% (with dividends, no fees)
Merrill Lynch Dow 10      16.4% (after fees)

  The return on the Merrill Lynch Dow 10 would be reduced by taxes on the gains generated from liquidation at the end of the year.

Q: PLEASE DISCUSS HOW SOME OF THE FUND'S INDIVIDUAL HOLDINGS PERFORMED RELATIVE TO THE DOGS OF THE DOW?

A: The Fund owned the two biggest winners in the Dogs, Exxon and AT&T, while avoiding the two biggest losers, 3M Corporation and International Paper. In addition, due to the Fund's financial quality requirements, companies with deteriorating balance sheets like Eastman Kodak (down 23 percent for 1997) were never in the Fund, while they were in the Dogs. The Fund's performance was impacted by its exposure to basic materials, which were hurt significantly in the later part of the year by the Asian crisis.

  The table below shows the top and bottom performing stocks in the Fund during the year:

                1997 RETURN
              TOP PERFORMERS
AT&T Corp.                             66.5%
Timken Corp                            53.1%
SUPERVALU Inc.                         47.6%
Dana Corp                              45.6%
McGraw-Hill Companies                  45.5%
             BOTTOM PERFORMERS
ASARCO Inc.                           (23.9%)
Jostens Inc.                          (14.9%)
Tupperware                            (13.9%)
AMP Inc                               (11.4%)
B.F. Goodrich Co.                      (7.8%)

Q: WHAT IS YOUR OUTLOOK FOR THE VALUE 25 IN 1998?

A: The cyclical industries the Fund is invested in are at low valuations levels. This is arguably justifiable in light of the Asian economies and general overcapacity in these industries. Any improvement in these sectors will be reflected in higher prices for the stocks in this Fund. Conversely, the low valuations and high dividend yields of the stocks provide somewhat of a cushion in down markets. In addition, given the Fund's discipline of investing in financially sound companies with safe dividend policies provides an additional layer of support. As such we are confident that the Fund is well-positioned for the new year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    TOTAL RETURNS(1)
                                                                                                                            1 YEAR
A Shares(2) (Inception: 12/17/96)
NAV                                                                                                                           21.10%
POP                                                                                                                           15.40%
B Shares (Inception: 1/9/97)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
C Shares (Inception: 1/9/97)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
* Not annualized.
1 Total returns are historical and include changes in share price and the reinvestment of both dividends are capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maxiumum front-end 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes
of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from
5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percent of market value)
Utilities                                                                                                                       5.5%
Consumer Discretionary                                                                                                         16.3%
Auto & Transportation                                                                                                          20.5%
Integrated Oils                                                                                                                19.3%
Materials & Processing                                                                                                         26.3%
Consumer Staples                                                                                                                4.3%
Other                                                                                                                           7.8%
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. AT&T Corp.                                                                                                                   5.4%
World...s largest telecommunications services company
2. Dow Chemical Company                                                                                                         4.6%
Manufactures and supplies chemicals
3. Armstrong World Industries                                                                                                   4.6%
Manufactures and markets interior furnishings
4. Ford Motor Company                                                                                                           4.4%
Manufactures and sells automobiles, trucks and related parts globally
5. SUPERVALU Inc.                                                                                                               4.3%
U.S. food wholesaler and retailer
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Value 25 Fund A Shares(3) and the
S&P 500 Index (4)
                                                                                                                          Fund After
                                                                                                                             Maximum
                                                                                                                          Sales Load
12/17/96                                                                                                                   $9,525.00
12/31/96                                                                                                                   $9,723.81
1/31/97                                                                                                                    $9,866.67
2/28/97                                                                                                                   $10,180.95
3/31/97                                                                                                                    $9,847.62
4/30/97                                                                                                                   $10,000.00
5/31/97                                                                                                                   $10,819.05
6/30/97                                                                                                                   $10,999.67
7/31/97                                                                                                                   $11,716.42
8/31/97                                                                                                                   $11,496.62
9/30/97                                                                                                                   $12,022.23
10/31/97                                                                                                                  $11,391.49
11/30/97                                                                                                                  $11,477.50
12/31/97                                                                                                                  $11,660.43
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index
considered to be representative of the U.S.
stock market and includes reinvested dividends.
12/17/96 (Fund Inception)
Past performance is not predictive of future performance.

                                                    TOTAL RETURNS(1)
                                                                                                                            SINCE
                                                                                                                          INCEPTION
A Shares(2) (Inception: 12/17/96)
NAV                                                                                                                           21.52%
POP                                                                                                                           15.94%
B Shares (Inception: 1/9/97)
CDSC                                                                                                                          11.97%
No CDSC                                                                                                                       16.97%
C Shares (Inception: 1/9/97)
CDSC                                                                                                                          16.01%
No CDSC                                                                                                                       17.01%
* Not annualized.
1 Total returns are historical and include changes in share price and the reinvestment of both dividends are capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maxiumum front-end 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes
of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from
5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percent of market value)
Utilities
Consumer Discretionary
Auto & Transportation
Integrated Oils
Materials & Processing
Consumer Staples
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
                                                                                                                           6. Echlin
1. AT&T Corp.                                                                                                                   Inc.
                                                                                                                          Manufactur
er
                                                                                                                            of motor
                                                                                                                             vehicle
World...s largest telecommunications services company                                                                     parts
                                                                                                                                  7.
                                                                                                                            Phillips
                                                                                                                           Petroleum
2. Dow Chemical Company                                                                                                      Company
                                                                                                                           Explores,
                                                                                                                           produces,
                                                                                                                             refines
                                                                                                                                 and
                                                                                                                             markets
Manufactures and supplies chemicals                                                                                        petroleum
                                                                                                                                  8.
                                                                                                                            Chrysler
3. Armstrong World Industries                                                                                             Corporatio
n
                                                                                                                          Manufactur
es
                                                                                                                           and sells
                                                                                                                          automobile
s,
                                                                                                                          trucks and
                                                                                                                             related
                                                                                                                               parts
Manufactures and markets interior furnishings                                                                             globally
                                                                                                                          9. Springs
                                                                                                                          Industries
,
4. Ford Motor Company                                                                                                     Inc.
                                                                                                                            Produces
                                                                                                                             printed
                                                                                                                           and other
Manufactures and sells automobiles, trucks and related parts globally                                                        fabrics
                                                                                                                                 10.
5. SUPERVALU Inc.                                                                                                         Tupperware
                                                                                                                          Manufactur
es
                                                                                                                          and market
s
                                                                                                                            consumer
U.S. food wholesaler and retailer                                                                                         products
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Value 25 Fund A Shares(3) and the
S&P 500 Index (4)
                                                                                                                             S&P 500
                                                                                                                               Index
12/17/96                                                                                                                  $10,000.00
12/31/96                                                                                                                  $10,210.00
1/31/97                                                                                                                   $10,853.00
2/28/97                                                                                                                   $10,933.00
3/31/97                                                                                                                   $10,486.00
4/30/97                                                                                                                   $11,115.00
5/31/97                                                                                                                   $11,783.00
6/30/97                                                                                                                   $12,312.00
7/31/97                                                                                                                   $13,290.00
8/31/97                                                                                                                   $12,546.00
9/30/97                                                                                                                   $13,230.00
10/31/97                                                                                                                  $12,793.00
11/30/97                                                                                                                  $13,380.00
12/31/97                                                                                                                  $13,609.00
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index
considered to be representative of the U.S.
stock market and includes reinvested dividends.
12/17/96 (Fund Inception)
Past performance is not predictive of future performance.

                                                    TOTAL RETURNS(1)
A Shares(2) (Inception: 12/17/96)
NAV
POP
B Shares (Inception: 1/9/97)
CDSC                                                                                                                              *
No CDSC                                                                                                                           *
C Shares (Inception: 1/9/97)
CDSC                                                                                                                              *
No CDSC                                                                                                                           *
* Not annualized.
1 Total returns are historical and include changes in share price and the reinvestment of both dividends are capital gains distributions.
2 "POP" (Public Offering Price) total returns include the effect of the maxiumum front-end 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes
of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from
5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
All returns represent past performance which may not be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Sector Holdings (as a percent of market value)
Utilities
Consumer Discretionary
Auto & Transportation
Integrated Oils
Materials & Processing
Consumer Staples
Other
Sector holdings are based on the breakdown of the Russell 1000 Growth Index, an unmanaged index of 1,000 securities with a greater than average growth orientation.
Ten Largest Holdings at December 31, 1997 (as a percentage of net assets)
1. AT&T Corp.                                                                                                                  4.2%
World...s largest telecommunications services company
2. Dow Chemical Company                                                                                                        4.1%
Manufactures and supplies chemicals
3. Armstrong World Industries                                                                                                  4.1%
Manufactures and markets interior furnishings
4. Ford Motor Company                                                                                                          4.0%
Manufactures and sells automobiles, trucks and related parts globally
5. SUPERVALU Inc.                                                                                                              4.0%
U.S. food wholesaler and retailer
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Value 25 Fund A Shares(3) and the
S&P 500 Index (4)
12/17/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
(3) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C Shares due to differing sales charges.
(4) The S&P 500 Stock Index is an unmanaged index
considered to be representative of the U.S.
stock market and includes reinvested dividends.
12/17/96 (Fund Inception)
Past performance is not predictive of future performance.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE:
  The Phoenix-Engemann Global Growth Fund seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities, which may be traded in securities markets in foreign countries and the United States.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1997?

A: The NAV for the Phoenix-Engemann Global Growth Fund's Class A Shares increased 11.27 percent, compared to 14.67 percent for the MSCI All Country World Index(1) and 13.04 percent for the average Lipper Global Fund. Complete performance figures are shown on page 19.

Q: WHAT WERE THE FACTORS BEHIND THE FUND'S PERFORMANCE IN 1997?

A: While we are disappointed with the Fund's performance relative to the benchmark, at the same time we are pleased the Fund did as well as it did given its positioning at the beginning of the year and the difficult market conditions that occurred during the year. The turmoil in Asia was clearly the big story in 1997. At midyear the Fund had 26 percent of its assets invested in the region. Thus, the decline in Asian currencies and markets, touched off by the devaluation of the Thai baht in June, had a significant negative impact on the Fund's performance. While we correctly predicted the devaluation of the baht and sold all of our Thai holdings in advance of the devaluation, we nevertheless underestimated the contagion effect it would have on the currencies and markets of other countries in the region, notably Malaysia, Indonesia, the Philippines, Singapore, Hong Kong and Korea. Fortunately, we did not have any exposure to Malaysia or Singapore, due to our belief these markets were overvalued, and our positions in Indonesia, the Philippines and Korea were relatively small. However, our substantial weighting of 11 percent in Hong Kong held for most of the year hurt the Fund's performance.
  The fallout from Asia spread to other emerging markets around the globe, especially Latin America, where markets posted sharp declines from their highs achieved earlier in the year. The Fund's exposure to Latin America generated mixed results with most positions held since the beginning of the year showing gains and most positions initiated towards the end of the year showing losses.
  The Fund's significant underweighting of the Japanese market again in 1997 proved to be a correct decision as the Japanese market continued to perform poorly, posting double-digit declines in both local currency and U.S. dollars.
  Offsetting the negative effects of the Fund's exposure to Asia was its significant exposure to the U.S. and Europe where markets performed well during the year. The U.S. market posted its third straight year of double-digit returns driven by continued strong corporate profit growth, low inflation and low interest rates. Most European markets continued to benefit from the ongoing economic recovery and favorable inflationary environment. Many of our European holdings also benefited from corporate restructuring programs implemented during the year, a phenomena which began in the U.S. and is now sweeping Europe.

Q: GIVE SOME EXAMPLES OF STOCKS THAT PERFORMED WELL LAST YEAR.

A: Cisco was one of the Fund's larger holdings, which exhibited strong performance during the year driven by the continued growth of the network infrastructure equipment market. Gillette and Roche, two of the Fund's larger holdings, also produced solid gains during the year. Among some of the smaller positions in the portfolio, several, such as NICE Systems, an Israeli supplier of call-center equipment, SAP, the German business applications software firm, Cifra, the Mexican retailer, and Coca-Cola FEMSA,

(1)THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) ALL-COUNTRY WORLD
INDEX IS AN UNMANAGED INDEX OF OVER
1,460 SECURITIES ON THE STOCK
EXCHANGES OF 22 COUNTRIES AND IS NOT
AVAILABLE FOR DIRECT INVESTMENT.

the Coca-Cola bottler with operations in both Mexico and Argentina, all produced very strong returns in excess of 100 percent.

Q: TELL US ABOUT SOME STOCKS THAT DIDN'T WORK OUT.

A: Two of our larger positions held for most of the year, HSBC Holdings and Hutchison Whampoa, proved to be disappointing investments owing to the difficult market conditions in Hong Kong. We still believe these are fine companies; however, we believe they will continue to be impacted by the slowdown in growth of the Hong Kong economy precipitated by the hike in interest rates necessary to defend the Hong Kong currency peg. Consequently, we sold our positions in both stocks in late October. Once we regain confidence in the outlook for the Hong Kong market again, we will revisit the story on these stocks with an eye toward initiating positions in them again. Other disappointments among our larger holdings were Intel and News Corp. We continue to hold Intel, believing it still holds good prospects for appreciation going forward; however, we sold News Corp. during the year as the outlook for earnings growth looked unfavorable.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe despite the robust gains in 1997, the U.S. market and most European markets will continue to perform well going forward. With the exception of Asia, the general economic environment worldwide, which is characterized by low inflation and low interest rates combined with still reasonably strong, albeit slower, economic growth, is favorable for equity prices and will lend support to valuations. In our view, Asian markets will remain volatile and continue to suffer, or at least exhibit lackluster performance for some time, as Asian economics go through a process of structural change. Ultimately, we believe that the economies in the region will come out of this adjustment process much healthier than they have been in the past. While this process could take some time, the markets in the region will begin to discount the recovery of these economies well in advance. Hence, we believe that the situation in Asia will eventually present an extraordinary opportunity to purchase some very good companies that will benefit from the resumption of growth in the region at extremely attractive valuations. We are in the process of searching for such investments and will consider accumulating positions throughout the year as we see the adjustment process unfold further.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: The Fund currently has approximately 40 percent of its assets invested in the U.S., 34 percent in Europe, 5 percent in Latin America, 2 percent in Asia and 0 percent in Japan. These weightings reflect our belief that the U.S. and European markets will continue to be the best performers for the time being. However, we are bullish on Asia longer term. Currently, we are monitoring the situation closely and are ready to begin to increase our exposure to Asia during the course of 1998 as the situation there begins to stabilize.
  Among economic sectors, technology and healthcare represent the largest components of the Fund at 18 percent each, followed by consumer discretionary at 15 percent and consumer staples at 10 percent.
  The top 10 holdings of the Fund continue to be dominated by large, high quality, U.S.-based multinationals such as Pfizer, Gillette and Cisco, all of which we think will continue to post above average earnings growth going forward. Among the foreign names in the top ten are Novartis, the Swiss-based global pharmaceutical company, Telefonica de Espana, the Spanish telecommunications operator with exposure to Latin America, ING Groep, the Netherlands-based global financial services firm, and Zurich Insurance, the Swiss-based insurance and financial services organization.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
                                                                                                                           1 YEAR
A Shares (Inception: 11/1/93)
NAV                                                                                                                           11.27%
POP                                                                                                                            5.99%
B Shares (Inception: 9/18/96)
CDSC                                                                                                                           5.44%
No CDSC                                                                                                                       10.44%
C Shares (Inception: 9/18/96)
CDSC                                                                                                                           9.50%
No CDSC                                                                                                                       10.50%
All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) total returns include the effect of the maximum 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objective described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96
may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Manager waived all
management, administrative and service fees otherwise payable to it by the Fund for the indicated periods, which had the
effect of increasing the Fund's total return for those periods.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal
value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Diversification by Country (Top Countries as of 12/31/97)
(As a percentage of net assets)
United States                                                                                                                  40.0%
United Kingdom                                                                                                                  8.0%
Switzerland                                                                                                                     7.0%
Netherlands                                                                                                                     5.0%
Germany                                                                                                                         4.0%
Mexico                                                                                                                          4.0%
France                                                                                                                          3.0%
Israel                                                                                                                          3.0%
Spain                                                                                                                           3.0%
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Global Growth Fund A Shares(1) and the MSCI AC World Index (2)
                                                                                                                          Fund After
                                                                                                                             Maximum
                                                                                                                          Sales Load
11/1/93                                                                                                                    $9,525.00
11/30/93                                                                                                                   $9,847.62
12/31/93                                                                                                                  $10,647.62
1/31/94                                                                                                                   $10,847.62
2/28/94                                                                                                                   $10,895.24
3/31/94                                                                                                                   $10,561.90
4/30/94                                                                                                                   $10,866.67
5/31/94                                                                                                                   $11,152.38
6/30/94                                                                                                                   $11,114.29
7/31/94                                                                                                                   $11,371.43
8/31/94                                                                                                                   $11,695.24
9/30/94                                                                                                                   $11,571.43
10/31/94                                                                                                                  $12,295.24
11/30/94                                                                                                                  $13,466.67
12/31/94                                                                                                                  $13,390.48
1/31/95                                                                                                                   $13,380.95
2/28/95                                                                                                                   $13,685.71
3/31/95                                                                                                                   $14,123.81
4/30/95                                                                                                                   $14,419.05
5/31/95                                                                                                                   $15,009.52
6/30/95                                                                                                                   $15,619.05
7/31/95                                                                                                                   $16,142.86
8/31/95                                                                                                                   $16,019.05
9/30/95                                                                                                                   $16,609.52
10/31/95                                                                                                                  $16,323.81
11/30/95                                                                                                                  $16,676.19
12/31/95                                                                                                                  $16,582.76
1/31/96                                                                                                                   $17,350.93
2/29/96                                                                                                                   $17,571.78
3/31/96                                                                                                                   $17,581.38
4/30/96                                                                                                                   $17,888.65
5/31/96                                                                                                                   $18,320.74
6/30/96                                                                                                                   $17,965.46
7/31/96                                                                                                                   $16,928.44
8/31/96                                                                                                                   $17,725.41
9/30/96                                                                                                                   $18,402.47
10/31/96                                                                                                                  $18,549.61
11/30/96                                                                                                                  $20,041.99
12/31/96                                                                                                                  $20,193.23
1/31/97                                                                                                                   $21,305.65
2/28/97                                                                                                                   $21,146.74
3/31/97                                                                                                                   $20,182.63
4/30/97                                                                                                                   $20,585.22
5/31/97                                                                                                                   $22,121.44
6/30/97                                                                                                                   $23,244.46
7/31/97                                                                                                                   $24,600.56
8/31/97                                                                                                                   $22,354.52
9/30/97                                                                                                                   $24,388.67
10/31/97                                                                                                                  $21,845.98
11/30/97                                                                                                                  $21,877.76
12/31/97                                                                                                                  $22,468.66
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C
Shares due to differing sales charges.
(2) MSCI AC World (Morgan Stanley Capital International All Country World Index). The MSCI AC
World is an unmanaged index of over 1,460 securities on the stock exchanges of 22 countries.
11/1/93 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31 1997 (as a percentage of net assets)
1. Pfizer Inc.                                                                                                                  3.4%
Major producer of pharmaceuticals
2. The Gillette Company (United States)                                                                                         3.2%
Global manufacturer of razors
3. Novartis AG                                                                                                                  2.8%
Swiss-based global manufacturer of pharmaceuticals
4. Telefonica de Espana, S.A. Spon ADR                                                                                          2.7%
Leading Spanish telecommunications provider operating in Spain and Latin America
5. Merck & Co., Inc.                                                                                                            2.6%
Leading manufacturer of pharmaceuticals

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)

                                                                                                                           3 YEARS
A Shares (Inception: 11/1/93)
NAV                                                                                                                           18.83%
POP                                                                                                                           16.92%
B Shares (Inception: 9/18/96)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
C Shares (Inception: 9/18/96)
CDSC                                                                                                                               -
No CDSC                                                                                                                            -
All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) total returns include the effect of the maximum 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objective described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96
may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Manager waived all
management, administrative and service fees otherwise payable to it by the Fund for the indicated periods, which had the
effect of increasing the Fund's total return for those periods.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal
value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Diversification by Country (Top Countries as of 12/31/97)
(As a percentage of net assets)
United States
United Kingdom
Switzerland
Netherlands
Germany
Mexico
France
Israel
Spain
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Global Growth Fund A Shares(1) and the MSCI AC World Index (2)

                                                                                                                             MSCI AC
                                                                                                                         World Index
11/1/93                                                                                                                   $10,000.00
11/30/93                                                                                                                   $9,507.00
12/31/93                                                                                                                  $10,059.36
1/31/94                                                                                                                   $10,713.21
2/28/94                                                                                                                   $10,548.23
3/31/94                                                                                                                   $10,071.45
4/30/94                                                                                                                   $10,353.45
5/31/94                                                                                                                   $10,418.68
6/30/94                                                                                                                   $10,369.71
7/31/94                                                                                                                   $10,613.40
8/31/94                                                                                                                   $10,995.48
9/30/94                                                                                                                   $10,764.58
10/31/94                                                                                                                  $11,017.54
11/30/94                                                                                                                  $10,542.69
12/31/94                                                                                                                  $10,585.91
1/31/95                                                                                                                   $10,342.44
2/28/95                                                                                                                   $10,447.93
3/31/95                                                                                                                   $10,924.36
4/30/95                                                                                                                   $11,297.97
5/31/95                                                                                                                   $11,410.95
6/30/95                                                                                                                   $11,409.81
7/31/95                                                                                                                   $11,947.21
8/31/95                                                                                                                   $11,676.01
9/30/95                                                                                                                   $12,005.27
10/31/95                                                                                                                  $11,803.58
11/30/95                                                                                                                  $12,154.15
12/31/95                                                                                                                  $12,517.56
1/31/96                                                                                                                   $12,774.17
2/29/96                                                                                                                   $12,827.82
3/31/96                                                                                                                   $13,033.06
4/30/96                                                                                                                   $13,395.38
5/31/96                                                                                                                   $13,390.02
6/30/96                                                                                                                   $13,470.37
7/31/96                                                                                                                   $12,959.84
8/31/96                                                                                                                   $13,116.65
9/30/96                                                                                                                   $13,596.72
10/31/96                                                                                                                  $13,647.03
11/30/96                                                                                                                  $14,368.96
12/31/96                                                                                                                  $14,157.73
1/31/97                                                                                                                   $14,397.00
2/28/97                                                                                                                   $14,597.12
3/31/97                                                                                                                   $14,311.01
4/30/97                                                                                                                   $14,773.26
5/31/97                                                                                                                   $15,643.41
6/30/97                                                                                                                   $16,450.60
7/31/97                                                                                                                   $17,192.53
8/31/97                                                                                                                   $16,006.24
9/30/97                                                                                                                   $16,828.96
10/31/97                                                                                                                  $15,795.67
11/30/97                                                                                                                  $16,031.02
12/31/97                                                                                                                  $16,234.61
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C
Shares due to differing sales charges.
(2) MSCI AC World (Morgan Stanley Capital International All Country World Index). The MSCI AC
World is an unmanaged index of over 1,460 securities on the stock exchanges of 22 countries.
11/1/93 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31 1997 (as a percentage of net assets)
                                                                                                                              6. Ing
                                                                                                                            Groep NB
1. Pfizer Inc.                                                                                                                   CVA
                                                                                                                         Netherlands
-based
                                                                                                                         provider of
                                                                                                                           financial
                                                                                                                            services
Major producer of pharmaceuticals                                                                                        worldwide
                                                                                                                            7. Cisco
2. The Gillette Company (United States)                                                                                      Systems
                                                                                                                             Leading
                                                                                                                         producer of
                                                                                                                            switches
                                                                                                                         and routers
                                                                                                                                 for
Global manufacturer of razors                                                                                            internetwor
king
                                                                                                                         8. Amvescap
3. Novartis AG                                                                                                                   PLC
                                                                                                                            UK-based
                                                                                                                              global
                                                                                                                          investment
                                                                                                                          management
Swiss-based global manufacturer of pharmaceuticals                                                                       organizatio
n
                                                                                                                           9. Zurich
4. Telefonica de Espana, S.A. Spon ADR                                                                                   Versicherun
                                                                                                                         Swiss-based
                                                                                                                              global
                                                                                                                           financial
                                                                                                                            services
Leading Spanish telecommunications provider operating in Spain and Latin America                                         organizatio
n
                                                                                                                                 10.
                                                                                                                           Coca-Cola
                                                                                                                          Femsa S.A.
                                                                                                                             de C.V.
5. Merck & Co., Inc.                                                                                                        Spon ADR
                                                                                                                             Leading
                                                                                                                           Coca-Cola
                                                                                                                         distributor
                                                                                                                           in Mexico
                                                                                                                                 and
Leading manufacturer of pharmaceuticals                                                                                    Argentina

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/97)
                                                                                                                            SINCE

                                                                                                                          INCEPTION

A Shares (Inception: 11/1/93)
NAV                                                                                                                           22.87%

POP                                                                                                                           21.44%

B Shares (Inception: 9/18/96)
CDSC                                                                                                                          13.31%

No CDSC                                                                                                                       16.30%

C Shares (Inception: 9/18/96)
CDSC                                                                                                                               -

No CDSC                                                                                                                       15.30%

All return figures are historical and include changes in share price and the reinvestment of both dividends and capital gains
distributions. The "POP" (Public Offering Price) total returns include the effect of the maximum 4.75% sales charge.
Prior to 1/20/98, the maximum front-end sales charge was 5.5%. The "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
Prior to 9/1/96, the Fund's shares were not offered to the public and, although the Fund's portfolio was managed substantially
in accordance with the investment policies and objective described in the Prospectus during that period, some management
differences did occur due primarily to the Fund's small asset size. Accordingly, the Fund's performance during periods prior to 9/1/96
may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Manager waived all
management, administrative and service fees otherwise payable to it by the Fund for the indicated periods, which had the
effect of increasing the Fund's total return for those periods.
All returns represent past performance, which may not be indicative of future performance. The investment return and principal
value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Diversification by Country (Top Countries as of 12/31/97)
(As a percentage of net assets)
United States
United Kingdom
Switzerland
Netherlands
Germany
Mexico
France
Israel
Spain
Comparison of Change in Value of a $10,000 Investment-
Phoenix-Engemann Global Growth Fund A Shares(1) and the MSCI AC World Index (2)

11/1/93
11/30/93
12/31/93
1/31/94
2/28/94
3/31/94
4/30/94
5/31/94
6/30/94
7/31/94
8/31/94
9/30/94
10/31/94
11/30/94
12/31/94
1/31/95
2/28/95
3/31/95
4/30/95
5/31/95
6/30/95
7/31/95
8/31/95
9/30/95
10/31/95
11/30/95
12/31/95
1/31/96
2/29/96
3/31/96
4/30/96
5/31/96
6/30/96
7/31/96
8/31/96
9/30/96
10/31/96
11/30/96
12/31/96
1/31/97
2/28/97
3/31/97
4/30/97
5/31/97
6/30/97
7/31/97
8/31/97
9/30/97
10/31/97
11/30/97
12/31/97
(1) This chart illustrates POP returns on Class A Shares only. Returns will vary on Class B and Class C
Shares due to differing sales charges.
(2) MSCI AC World (Morgan Stanley Capital International All Country World Index). The MSCI AC
World is an unmanaged index of over 1,460 securities on the stock exchanges of 22 countries.
11/1/93 (Fund Inception)
Past performance is not predictive of future performance.
Ten Largest Holdings at December 31 1997 (as a percentage of net assets)

1. Pfizer Inc.                                                                                                                  2.4%

Major producer of pharmaceuticals

2. The Gillette Company (United States)                                                                                         2.4%

Global manufacturer of razors

3. Novartis AG                                                                                                                  2.4%

Swiss-based global manufacturer of pharmaceuticals

4. Telefonica de Espana, S.A. Spon ADR                                                                                          2.3%

Leading Spanish telecommunications provider operating in Spain and Latin America

5. Merck & Co., Inc.                                                                                                            2.3%

Leading manufacturer of pharmaceuticals

PHOENIX-ENGEMANN GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                    SHARES      VALUE
                                   ---------  ---------
COMMON STOCKS
ADVERTISING - 2.4%
The Interpublic Group of
  Companies, Inc.................    225,750  $  11,245
                                              ---------
BANKING - 2.3%
Wells Fargo & Company............     31,770     10,784
                                              ---------
BEVERAGES - 2.7%
The Coca-Cola Company............     85,900      5,723
PepsiCo, Inc.....................    194,450      7,085
                                              ---------
                                                 12,808
                                              ---------
BUSINESS SERVICES - 4.2%
Kansas City Southern Industries,
  Inc............................    400,000     12,700
Paychex, Inc.....................    134,650      6,817
                                              ---------
                                                 19,517
                                              ---------
COMMERCIAL INFORMATION
  SERVICES - 2.5%
America Online, Inc.*............    128,450     11,456
                                              ---------

COMMUNICATIONS EQUIPMENT - 6.8%
Cisco Systems*...................    228,075     12,715
MRV Communications, Inc.*........    592,000     14,134
3Com Corp.*......................    134,500      4,699
                                              ---------
                                                 31,548
                                              ---------
COMPUTER HARDWARE - 1.6%
COMPAQ Computer..................    135,600      7,653
                                              ---------
COMPUTER SERVICES - 1.5%
Sterling Commerce, Inc.*.........    179,850      6,913
                                              ---------

COMPUTER SOFTWARE - 5.0%
Microsoft Corporation*...........     33,650      4,349
Network Associates, Inc.*........     74,650      3,947
Oracle Corporation*..............    225,975      5,042
PeopleSoft, Inc.*................    251,200      9,797
                                              ---------
                                                 23,135
                                              ---------

                                    SHARES      VALUE
                                   ---------  ---------
CONSUMER PRODUCTS - 5.2%
The Gillette Company.............    215,150  $  21,609
Luxottica Group S.p.A. sponsored
  ADR............................     40,900      2,556
                                              ---------
                                                 24,165
                                              ---------
CONSUMER SERVICES - 4.0%
Cendant Corporation*.............    537,333     18,471
                                              ---------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 4.6%
Etec Systems, Inc.*..............     59,800      2,781
Intel Corporation................    126,400      8,880
Texas Instruments Incorporated...    215,600      9,702
                                              ---------
                                                 21,363
                                              ---------
ENVIRONMENTAL SERVICES - 1.4%
Republic Industries, Inc.*.......    290,550      6,773
                                              ---------

FINANCIAL SERVICES - 7.3%
Federal Home Loan Mortgage
  Corporation....................    293,150     12,294
Federal National Mortgage
  Association....................    218,550     12,471
MBNA Corporation.................    197,300      5,389
The Money Store Inc..............    196,400      4,124
                                              ---------
                                                 34,278
                                              ---------
FINANCIAL
  SERVICES/BROKERAGE - 0.5%
The Charles Schwab Corporation...     59,125      2,480
                                              ---------

HEALTHCARE SERVICES - 3.4%
Columbia/HCA Healthcare
  Corporation....................    200,550      5,941
HBO & Company....................    202,850      9,737
                                              ---------
                                                 15,678
                                              ---------
INVESTMENT MANAGEMENT - 2.6%
AMVESCAP PLC sponsored ADR.......    104,400      9,005
T. Rowe Price Associates, Inc....     46,700      2,936
                                              ---------
                                                 11,941
                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

                                                          (Dollars in thousands)

                                    SHARES      VALUE
                                   ---------  ---------
LEISURE - 4.0%
Carnival Corporation.............    172,750  $   9,566
Signature Resorts, Inc.*.........    128,250      2,805
The Walt Disney Company..........     62,950      6,236
                                              ---------
                                                 18,607
                                              ---------
MANUFACTURING - RECREATIONAL
  VEHICLES - 0.6%
Polaris Industries, Inc..........    100,000      3,056
                                              ---------
MEDICAL EQUIPMENT &
  SUPPLIES - 3.9%
Boston Scientific Corporation*...     84,650      3,883
Johnson & Johnson................     68,200      4,493
Medtronic, Inc...................    192,100     10,049
                                              ---------
                                                 18,425
                                              ---------
OIL SERVICES - 1.0%
Diamond Offshore Drilling,
  Inc............................    100,200      4,822
                                              ---------
PHARMACEUTICALS - 12.7%
Elan Corporation, plc sponsored
  ADR*...........................     85,450      4,374
Merck & Co., Inc.................    159,100     16,904
Novartis AG sponsored ADR........     90,750      7,351
Pfizer Inc.......................    342,600     25,545
Roche Holdings Ltd. sponsored
  ADR*...........................     54,400      5,386
                                              ---------
                                                 59,560
                                              ---------
RESTAURANTS - 1.0%
McDonald's Corporation...........     97,000      4,632
                                              ---------
RETAIL - APPAREL & ACCESSORY
  STORES - 1.3%
Kohl's Corporation*..............     90,350      6,155
                                              ---------

RETAIL - BUILDING MATERIALS &
  HARDWARE - 1.2%
Lowe's Companies, Inc............    113,600      5,417
                                              ---------
                                    SHARES      VALUE
                                   ---------  ---------

RETAIL - CATALOG - 0.3%
Viking Office Products, Inc.*....     56,100  $   1,224
                                              ---------

RETAIL - GENERAL
  MERCHANDISE - 2.0%
Consolidated Stores
  Corporation*...................    118,500      5,207
Sears, Roebuck and Company.......     89,550      4,052
                                              ---------
                                                  9,259
                                              ---------
RETAIL - SPECIALTY - 1.0%
Staples, Inc.*...................    173,900      4,826
                                              ---------

TELECOMMUNICATIONS
  EQUIPMENT - 4.9%
Lucent Technologies Inc..........     60,000      4,792
Pairgain Technologies, Inc.*.....    174,600      3,383
Telefonaktiebolaget LM Ericsson
  sponsored ADR..................    132,850      4,957
Tellabs, Inc.*...................    180,550      9,547
                                              ---------
                                                 22,679
                                              ---------
TELECOMMUNICATIONS
  SERVICES - 1.0%
WorldCom Inc.*...................    160,600      4,858
                                              ---------

TOBACCO PRODUCTS - 0.8%
Philip Morris Companies Inc......     82,450      3,736
                                              ---------

TOTAL COMMON STOCKS - 93.7%
  (COST $247,395)................               437,464
                                              ---------
WARRANTS
HEALTHCARE SERVICES - 0.0%
Coram Healthcare Corporation,
  expiration 7/11/99*............     30,303          0
                                              ---------

TOTAL WARRANTS - 0.0%
  (COST $0)......................                     0
                                              ---------

TOTAL INVESTMENT IN
  SECURITIES - 93.7%
  (COST $247,395)................             $ 437,464
                                              ---------
                                              ---------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
COMMON STOCKS
ADVERTISING - 2.0%
The Interpublic Group of
  Companies, Inc..............     112,650    $   5,611
                                             -----------

BANKING - 4.9%
Wells Fargo & Company.........      41,240       13,998
                                             -----------
BEVERAGES - 4.6%
The Coca-Cola Company.........      93,850        6,253
PepsiCo, Inc..................     187,000        6,814
                                             -----------
                                                 13,067
                                             -----------
BUSINESS SERVICES - 5.9%
Automatic Data Processing,
  Inc.........................     100,000        6,138
First Data Corporation........      90,050        2,634
Kansas City Southern
  Industries, Inc.............     153,000        4,858
Reuters Holdings PLC ADS B....      46,900        3,107
                                             -----------
                                                 16,737
                                             -----------
COMMUNICATIONS
  EQUIPMENT - 3.1%
Cisco Systems*................      98,625        5,498
3Com Corp.*...................      96,100        3,358
                                             -----------
                                                  8,856
                                             -----------
COMPUTER HARDWARE - 2.0%
COMPAQ Computer...............      51,600        2,912
Hewlett-Packard...............      44,900        2,806
                                             -----------
                                                  5,718
                                             -----------
COMPUTER SOFTWARE - 2.1%
Microsoft Corporation*........      21,200        2,740
Oracle Corporation*...........     137,550        3,069
                                             -----------
                                                  5,809
                                             -----------
CONSUMER PRODUCTS - 5.0%
The Gillette Company..........     140,800       14,142
                                             -----------

CONSUMER SERVICES - 2.1%
Cendant Corporation...........     175,639        6,038
                                             -----------

                                  SHARES        VALUE
                                -----------  -----------

DIVERSIFIED
  MANUFACTURING - 1.2%
General Electric..............      46,750    $   3,430
                                             -----------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 3.1%
Intel Corporation.............      61,500        4,320
Texas Instruments
  Incorporated................      97,200        4,374
                                             -----------
                                                  8,694
                                             -----------
FINANCIAL SERVICES - 7.3%
American Express Company......      60,250        5,377
Federal Home Loan Mortgage
  Corporation.................     168,250        7,056
Federal National Mortgage
  Association.................      93,800        5,352
MBNA Corporation..............     104,050        2,842
                                             -----------
                                                 20,627
                                             -----------
FINANCIAL SERVICES/
  BROKERAGE - 1.0%
The Charles Schwab
  Corporation.................      68,000        2,852
                                             -----------

HOSPITAL COMPANIES - 1.8%
Columbia/HCA Healthcare
  Corporation.................     167,350        4,958
                                             -----------

HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Company.....      83,600        6,145
                                             -----------

INSURANCE - 1.0%
American International
  Group, Inc..................      26,000        2,828
                                             -----------

INVESTMENT MANAGEMENT - 1.0%
T. Rowe Price Associates,
  Inc.........................      47,050        2,958
                                             -----------

LEISURE - 3.4%
Carnival Corporation..........      69,850        3,868
The Walt Disney Company.......      58,200        5,765
                                             -----------
                                                  9,633
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN NIFTY FIFTY FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

                                                          (Dollars in thousands)

                                  SHARES        VALUE
                                -----------  -----------
MEDICAL EQUIPMENT &
  SUPPLIES - 7.4%
Boston Scientific
  Corporation*................      72,250    $   3,314
Johnson & Johnson.............     148,850        9,806
Medtronic, Inc................     151,300        7,915
                                             -----------
                                                 21,035
                                             -----------
OIL SERVICES - 1.1%
Schlumberger N.V.
  (Schlumberger Limited)......      40,000        3,220
                                             -----------
PHARMACEUTICALS - 13.7%
American Home Products
  Corporation.................      38,000        2,907
Merck & Co., Inc..............     123,300       13,101
Novartis AG sponsored ADR.....      70,300        5,694
Pfizer Inc....................     186,950       13,939
Roche Holdings Ltd. ADR.......      33,000        3,267
                                             -----------
                                                 38,908
                                             -----------
RESTAURANTS - 2.3%
McDonald's Corporation........     137,250        6,554
                                             -----------

RETAIL - APPAREL & ACCESSORY
  STORES - 1.9%
Kohl's Corporation*...........      79,700        5,430
                                             -----------

RETAIL - BUILDING MATERIALS &
  HARDWARE - 1.0%
Lowe's Companies, Inc.........      60,650        2,892
                                             -----------

RETAIL - GENERAL
  MERCHANDISE - 2.0%
Sears, Roebuck and Company....     127,700        5,778
                                             -----------
                                  SHARES        VALUE
                                -----------  -----------

RETAIL - SPECIALTY - 1.0%
Staples, Inc.*................     106,350    $   2,951
                                             -----------

TELECOMMUNICATIONS
  EQUIPMENT - 4.2%
Lucent Technologies Inc.......      38,000        3,035
Telefonaktiebolaget LM
  Ericsson sponsored ADR......      75,800        2,828
Tellabs, Inc.*................     115,000        6,081
                                             -----------
                                                 11,944
                                             -----------
TELECOMMUNICATIONS
  SERVICES - 1.8%
WorldCom Inc.*................     168,000        5,082
                                             -----------

TOBACCO PRODUCTS - 2.1%
Philip Morris Companies
  Inc.........................     132,650        6,011
                                             -----------

TOTAL COMMON STOCKS - 92.2%
  (COST $159,505).............                  261,906
                                             -----------

TOTAL INVESTMENT IN
  SECURITIES - 92.2%
  (COST $159,505).............                $ 261,906
                                             -----------
                                             -----------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
COMMON STOCKS
ADVERTISING - 2.5%
The Interpublic Group of
  Companies, Inc..................     34,750  $   1,731
                                               ---------

BANKING - 2.3%
Wells Fargo & Company.............      4,630      1,572
                                               ---------

BEVERAGES - 3.5%
The Coca-Cola Company.............     13,900        926
PepsiCo, Inc......................     41,650      1,518
                                               ---------
                                                   2,444
                                               ---------
BUSINESS SERVICES - 1.5%
Reuters Holdings PLC ADS B........     15,800      1,047
                                               ---------

COMMUNICATIONS EQUIPMENT - 2.2%
Cisco Systems*....................     27,870      1,554
                                               ---------
COMPUTER HARDWARE - 1.2%
Hewlett-Packard...................     13,010        813
                                               ---------
COMPUTER SOFTWARE - 1.3%
Microsoft Corporation*............      6,960        900
                                               ---------

CONSUMER PRODUCTS - 4.7%
The Gillette Company..............     32,500      3,264
                                               ---------
CONSUMER SERVICES - 1.2%
Cendant Corporation*..............     25,000        859
                                               ---------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 1.9%
Intel Corporation.................     18,550      1,303
                                               ---------

FINANCIAL SERVICES - 4.4%
Federal Home Loan Mortgage
  Corporation.....................     37,100      1,556
Federal National Mortgage
  Association.....................     25,950      1,481
                                               ---------
                                                   3,037
                                               ---------
HOSPITAL COMPANIES - 2.5%
Columbia/HCA Healthcare
  Corporation.....................     57,800      1,712
                                               ---------

                                     SHARES      VALUE
                                    ---------  ---------

HOUSEHOLD PRODUCTS - 0.7%
Colgate-Palmolive Company.........      6,210  $     456
                                               ---------

LEISURE - 4.9%
Carnival Corporation..............     27,900      1,545
The Walt Disney Company...........     18,890      1,871
                                               ---------
                                                   3,416
                                               ---------
MEDICAL EQUIPMENT &
  SUPPLIES - 5.2%
Johnson & Johnson.................     32,250      2,124
Medtronic, Inc....................     27,920      1,461
                                               ---------
                                                   3,585
                                               ---------
OIL PRODUCTION - 3.2%
Chevron Corp......................     10,000        770
Phillips Petroleum Company........     15,000        729
Texaco, Inc.......................     13,000        707
                                               ---------
                                                   2,206
                                               ---------
OIL SERVICES - 0.9%
Schlumberger N.V. (Schlumberger
  Limited)........................      8,000        644
                                               ---------

PHARMACEUTICALS - 6.9%
Merck & Co., Inc..................     22,060      2,344
Pfizer Inc........................     22,300      1,663
Roche Holdings Ltd. sponsored
  ADR*............................      7,760        768
                                               ---------
                                                   4,775
                                               ---------
RESTAURANTS - 2.6%
McDonald's Corporation............     38,350      1,831
                                               ---------

RETAIL - GENERAL
  MERCHANDISE - 1.8%
Sears, Roebuck and Company........     28,300      1,281
                                               ---------

TOBACCO PRODUCTS - 2.4%
Philip Morris Companies Inc.......     36,000      1,631
                                               ---------

TOTAL COMMON STOCKS - 57.8%
  (COST $18,522)..................                40,061
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN BALANCED RETURN FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

    (Dollars in thousands)

                                      FACE
                                     AMOUNT      VALUE
                                    ---------  ---------
UNITED STATES TREASURY OBLIGATIONS
United States Treasury Bonds, 6%,
  02/15/2026......................  $  13,468  $  13,451
United States Treasury Notes,
  6.5%, 08/15/2005................     12,799     13,355
                                               ---------
TOTAL UNITED STATES TREASURY
  OBLIGATIONS - 38.7%
  (COST $25,514)..................                26,806
                                               ---------
TOTAL INVESTMENT IN
  SECURITIES - 96.5%
  (COST $44,036)..................             $  66,867
                                               ---------
                                               ---------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
COMMON STOCKS
AIRLINE SERVICES - 0.8%
AV Team, Inc.*....................     50,000  $     444
                                               ---------
BEVERAGES - 2.6%
Triarc Companies, Inc.*...........     50,000      1,363
                                               ---------

BUSINESS SERVICES - 8.8%
Action Performance Companies,
  Inc.*...........................     40,000      1,515
Labor Ready, Inc.*................     30,000        577
MAXIMUS, Inc.*....................     25,000        605
NCO Group Inc.*...................     22,500        579
U.S. Rentals, Inc.*...............     60,000      1,410
                                               ---------
                                                   4,686
                                               ---------
COMMUNICATIONS EQUIPMENT - 2.5%
MRV Communications, Inc.*.........     55,000      1,313
                                               ---------

COMPUTER SERVICES - 0.4%
Concentric Network Corporation*...     25,000        222
                                               ---------
COMPUTER SOFTWARE - 16.2%
Abacus Direct Corporation*........     30,000      1,230
Check Point Software Technologies
  Ltd.*...........................     15,000        611
Excite, Inc.*.....................     25,000        750
HNC Software Inc.*................     25,000      1,075
Information Advantage, Inc........     50,000        325
Legato Systems, Inc.*.............     30,000      1,320
NICE-Systems Ltd. sponsored
  ADR*............................     22,500        945
Software AG Systems, Inc.*........     50,000        725
Tecnomatix Technologies Ltd.*.....     30,000      1,012
Vantive Corporation*..............     25,000        631
                                               ---------
                                                   8,624
                                               ---------
DIVERSIFIED MANUFACTURING - 1.4%
Ballantyne of Omaha, Inc.*........     40,000        720
                                               ---------
DRILLING EQUIPMENT - 0.7%
IRI International Corporation*....     25,000        350
                                               ---------

                                     SHARES      VALUE
                                    ---------  ---------

ELECTRONICS & ELECTRICAL
  EQUIPMENT - 1.4%
Micrel, Inc.*.....................     15,000  $     420
Photon Dynamics, Inc.*............    100,000        338
                                               ---------
                                                     758
                                               ---------
FINANCIAL SERVICES - 12.6%
American Capital Strategies,
  Ltd.............................     45,000        816
Aspect Development, Inc.*.........     25,000      1,300
BA Merchant Services, Inc.*.......     75,000      1,331
Consolidation Capital
  Corporation*....................     30,000        609
First Alliance Corporation*.......     30,000        551
Franchise Mtg. Acceptance
  Corp.*..........................     30,000        551
Linc Capital, Inc.*...............     25,000        491
Ocwen Asset Investment Corp.......     52,000      1,066
                                               ---------
                                                   6,715
                                               ---------
FINANCIAL
  SERVICES/BROKERAGE - 0.2%
Friedman, Billings, Ramsey Group,
  Inc.*...........................      5,000         90
                                               ---------

HEALTHCARE SERVICES - 3.5%
Advanced Health Corporation*......     59,400        943
Apple Orthodonix, Inc.*...........     40,000        475
Healthcare Recoveries, Inc.*......     20,000        445
                                               ---------
                                                   1,863
                                               ---------
INDUSTRIAL/DIRECT MAIL
  DISTRIBUTOR - 4.5%
JLK Direct Distribution Inc.*.....     35,000        980
MSC Industrial Direct Co.,
  Inc.*...........................     33,000      1,398
                                               ---------
                                                   2,378
                                               ---------
INFORMATION TECHNOLOGY CONSULTING
  SERVICES - 3.7%
Cambridge Technology Partners,
  Inc.*...........................     25,000      1,041
Mastech Corporation*..............     30,000        952
                                               ---------
                                                   1,993
                                               ---------
INSTRUMENTS - SCIENTIFIC - 0.8%
Meade Instruments Corp.*..........     45,000        411
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
LEISURE - 5.0%
Regal Cinemas, Inc.*..............     50,000  $   1,394
Signature Resorts, Inc.*..........     30,000        656
Silverleaf Resorts, Inc.*.........     25,000        612
                                               ---------
                                                   2,662
                                               ---------
MANUFACTURING - RECREATIONAL
  VEHICLES - 1.2%
Polaris Industries Inc............     20,000        611
                                               ---------
MEDICAL EQUIPMENT &
  SUPPLIES - 1.4%
Cyberonics, Inc.*.................     50,000        763
                                               ---------
OIL PRODUCTION - 0.7%
Pinnacle Oil International,
  Inc.*...........................     38,500        375
                                               ---------
OIL SERVICES - 1.3%
Grey Wolf, Inc.*..................    125,000        672
                                               ---------

PHARMACEUTICALS - 6.6%
Inhale Therapeutics Systems*......     25,000        650
Magainin Pharmaceuticals Inc.*....     75,000        605
SangStat Medical Corporation*.....     40,000      1,620
Texas Biotechnology
  Corporation*....................    100,000        619
                                               ---------
                                                   3,494
                                               ---------
PUBLISHING - 1.5%
World Color Press, Inc.*..........     30,000        797
                                               ---------

RETAIL - APPAREL &
  ACCESSORY - 2.5%
Pacific Sunwear of
  California, Inc.*...............     20,000        591
Vans, Inc.*.......................     50,000        756
                                               ---------
                                                   1,347
                                               ---------
                                     SHARES      VALUE
                                    ---------  ---------
RETAIL - CATALOG - 2.9%
Viking Office Products, Inc.*.....     70,000  $   1,527
                                               ---------

RETAIL - GENERAL
  MERCHANDISE - 5.9%
99 Cents Only Stores*.............     50,000      1,475
Cost Plus, Inc.*..................     57,900      1,679
                                               ---------
                                                   3,154
                                               ---------
RETAIL - SPECIALTY - 1.3%
A.C. Moore Arts & Crafts*.........     60,000        683
                                               ---------

TELECOMMUNICATIONS
  EQUIPMENT - 1.1%
Pairgain Technologies, Inc.*......     30,000        581
                                               ---------

TOTAL COMMON STOCKS - 91.5%
  (COST $47,517)..................                48,596
                                               ---------

PREFERRED STOCKS
INFORMATION TECHNOLOGY CONSULTING
  SERVICES - 0.8%
LECG INC..........................     50,000        438
                                               ---------

TOTAL PREFERRED SECURITIES - 0.8%
  (COST $450).....................                   438
                                               ---------

TOTAL INVESTMENT IN
  SECURITIES - 92.3%
  (COST $47,967)..................             $  49,034
                                               ---------
                                               ---------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN VALUE 25 FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                   SHARES       VALUE
                                  ---------  -----------
COMMON STOCKS
AEROSPACE/DEFENSE - 3.9%
B.F. Goodrich Co................     30,010   $   1,244
Raytheon Company................      1,299          64
                                             -----------
                                                  1,308
                                             -----------
AUTO/TRUCK PARTS & EQUIPMENT
  REPLACEMENT - 4.2%
Echlin Inc......................     38,595       1,397
                                             -----------

CHEMICALS - SPECIALTY - 7.9%
Eastman Chemical Company........     21,805       1,299
Nalco Chemical Company..........     33,710       1,334
                                             -----------
                                                  2,633
                                             -----------
CONSUMER PRODUCTS -
   MISCELLANEOUS - 7.5%
Jostens Inc.....................     50,090       1,155
Tupperware......................     47,860       1,334
                                             -----------
                                                  2,489
                                             -----------
FOOD PRODUCTS - WHOLESALE - 4.3%
SUPERVALU Inc...................     33,810       1,416
                                             -----------
HOME FURNISHINGS - 4.1%
Springs Industries, Inc.........     25,855       1,345
                                             -----------
INTEGRATED STEEL - 3.6%
USX-U.S. Steel Group............     38,780       1,212
                                             -----------
MANUFACTURING - AUTOMOBILES &
  TRUCKS - 16.1%
Chrysler Corporation............     38,460       1,353
Ford Motor Company..............     30,095       1,465
General Motors Corporation......     20,375       1,235
PACCAR Inc......................     24,625       1,293
                                             -----------
                                                  5,346
                                             -----------

                                   SHARES       VALUE
                                  ---------  -----------
MANUFACTURING - CHEMICALS - 4.6%
The Dow Chemical Company........     14,915   $   1,514
                                             -----------

MANUFACTURING -
   MISCELLANEOUS - 8.4%
Armstrong World Industries,
  Inc...........................     20,190       1,509
Cooper Industries, Inc..........     26,145       1,281
                                             -----------
                                                  2,790
                                             -----------
METALS - COPPER - 3.3%
Phelps Dodge Corporation........     17,465       1,087
                                             -----------

METALS - PRODUCERS - 2.9%
ASARCO Incorporated.............     42,375         951
                                             -----------

OIL - INTEGRATED - 19.1%
Amoco Corporation...............     14,110       1,201
Atlantic Richfield Co...........     15,835       1,269
Exxon Corporation...............     21,300       1,303
Phillips Petroleum Company......     27,975       1,360
Texaco, Inc.....................     22,150       1,204
                                             -----------
                                                  6,337
                                             -----------
OILS - EXPLORATION &
  PRODUCTION - 3.7%
Kerr-McGee Corporation..........     19,580       1,240
                                             -----------

TELECOMMUNICATIONS
  SERVICES - 5.4%
AT&T Corp.......................     29,490       1,806
                                             -----------

TOTAL COMMON STOCKS - 99.0%
  (COST $31,742)................                 32,871
                                             -----------

TOTAL INVESTMENT IN
  SECURITIES - 99.0%
  (COST $31,742)................              $  32,871
                                             -----------
                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
COMMON STOCKS
ARGENTINA - 1.1%
BANKING - 0.5%
Banco de Galicia Y Buenos Aires,
  S.A.*...........................      3,500  $      90
                                               ---------

RETAIL - GENERAL
  MERCHANDISE - 0.6%
S.A. Importada Y Exportada de la
  Patagonia.......................      6,500        117
                                               ---------
  TOTAL ARGENTINA.................                   207
                                               ---------

BRAZIL - 2.9%
RETAIL - GENERAL
  MERCHANDISE - 0.9%
Companhia Brasileira de
  Distribuicao sponsored ADR*.....      8,500        165
                                               ---------
TELECOMMUNICATIONS
  SERVICES - 1.1%
Telecomunicacoes Brasileiras
  sponsored ADR*..................      1,800        210
                                               ---------
UTILITIES - ELECTRIC POWER - 0.9%
Cemig SA-Sponsored ADR............      4,000        174
                                               ---------
  TOTAL BRAZIL....................                   549
                                               ---------
CHILE - 0.9%
BANKING - 0.4%
Banco de A. Edwards*..............      4,750         81
                                               ---------
RETAIL - GENERAL MERCHANDISE -
  0.5%
Distribucion Y Servicio D & S
  S.A.*...........................      5,000         93
                                               ---------
  TOTAL CHILE.....................                   174
                                               ---------
CHINA - 0.5%
UTILITIES - ELECTRIC - 0.5%
Huaneng Power International, Inc.
  sponsored ADR...................      4,000         93
                                               ---------

                                     SHARES      VALUE
                                    ---------  ---------

CZECH REPUBLIC - 0.7%
MEDIA & BROADCASTING - 0.7%
Central European Media Enterprises
  Ltd.*...........................      5,000  $     126
                                               ---------

FINLAND - 0.9%
TELECOMMUNICATIONS
  EQUIPMENT - 0.9%
Nokia Corporation sponsored ADR...      2,450        171
                                               ---------

FRANCE - 3.2%
HEALTH CARE PRODUCTS - 1.2%
Rhone-Poulenc S.A.*...............      5,100        228
                                               ---------

OFFSHORE DRILLING - 2.0%
Elf Aquitaine sponsored ADR.......      6,400        375
                                               ---------
  TOTAL FRANCE....................                   603
                                               ---------

GERMANY - 3.9%
COMPUTER SOFTWARE - 1.9%
SAP Aktiengesellschaft sponsored
  ADR*............................      3,350        365
                                               ---------

MANUFACTURING - CHEMICALS - 2.0%
Hoechst Aktiengesellschaft........     10,600        371
                                               ---------
  TOTAL GERMANY...................                   736
                                               ---------

HONG KONG - 0.5%
COMPUTER SOFTWARE - 0.5%
Founder Limited...................    166,761        103
                                               ---------

INDIA - 1.2%
BANKING - 0.9%
State Bank of India GDR*..........      9,100        166
                                               ---------

ENGINEERING & CONSTRUCTION - 0.3%
Larsen & Toubro Limited GDR*......      5,300         59
                                               ---------
  TOTAL INDIA.....................                   225
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
IRELAND - 1.4%
PHARMACEUTICALS - 1.4%
Elan Corporation, plc sponsored
  ADR*............................      5,300  $     271
                                               ---------

ISRAEL - 2.5%
COMPUTER SOFTWARE - 2.5%
NICE-Systems Ltd. sponsored
  ADR*............................      7,000        294
Tecnomatix Technologies Ltd.*.....      5,700        192
                                               ---------
  TOTAL ISRAEL....................                   486
                                               ---------

ITALY - 0.7%
CONSUMER PRODUCTS - 0.7%
Luxottica Group S.p.A. sponsored
  ADR.............................      2,200        138
                                               ---------

MEXICO - 3.7%
BEVERAGES - 2.3%
Coca-Cola Femsa, S.A. de C.V.
  sponsored ADR...................      7,500        435
                                               ---------
RETAIL - GENERAL MERCHANDISE -
  1.4%
Cifra, S.A. de C.V. ADR...........    111,700        274
                                               ---------
  TOTAL MEXICO....................                   709
                                               ---------

NETHERLANDS - 4.8%
INSURANCE - 2.4%
ING Groep N.V.....................     10,841        457
                                               ---------

OIL SERVICES - 0.8%
Schlumberger N.V. (Schlumberger
  Limited)........................      1,900        153
                                               ---------
PUBLISHING - 1.6%
Wolters Kluwer N.V................      2,300        297
                                               ---------
  TOTAL NETHERLANDS...............                   907
                                               ---------
                                     SHARES      VALUE
                                    ---------  ---------

NORWAY - 0.7%
OIL PRODUCTION - 0.7%
Fred Olsen Energy*................      6,000  $     124
                                               ---------

PERU - 1.0%
TELECOMMUNICATIONS SERVICES - 1.0%
Telefonica del Peru sponsored
  ADR.............................      8,500        198
                                               ---------

PHILIPPINES - 0.0%
INFRASTRUCTURE - 0.0%
International Container Terminal
  Services, Inc.*.................     45,750          6
                                               ---------

RUSSIA - 1.8%
OIL PRODUCTION - 0.9%
Oil Co Lukoil sponsored ADR*......      1,900        174
                                               ---------

TELECOMMUNICATIONS SERVICES - 0.9%
Open Joint Stock Company Vimpel
  Communications sponsored ADR*...      5,000        178
                                               ---------
  TOTAL RUSSIA....................                   352
                                               ---------

SPAIN - 2.7%
TELECOMMUNICATIONS SERVICES - 2.7%
Telefonica de Espana, S.A.
  sponsored ADR...................      5,600        510
                                               ---------

SWEDEN - 1.3%
TELECOMMUNICATIONS EQUIPMENT -
  1.3%
Telefonaktiebolaget LM Ericsson
  sponsored ADR...................      6,500        243
                                               ---------

SWITZERLAND - 7.1%
INSURANCE - 2.3%
Zurich Versicherun................        920        438
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

                                                          (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
PHARMACEUTICALS - 4.8%
Novartis Aktiengesellschaft.......        330  $     535
Roche Holdings Ltd. sponsored
  ADR*............................      3,780        376
                                               ---------
                                                     911
                                               ---------
  TOTAL SWITZERLAND...............                 1,349
                                               ---------

UNITED KINGDOM - 7.6%
BUSINESS SERVICES - 2.7%
Hays PLC..........................     15,500        207
Rentokil Initial PLC..............     31,000        137
Reuters Holdings PLC ADS B........      2,500        166
                                               ---------
                                                     510
                                               ---------
GAMING - 1.4%
Ladbroke Group PLC................     62,439        271
                                               ---------
INVESTMENT MANAGEMENT - 2.4%
AMVESCAP PLC sponsored ADR........      5,200        448
                                               ---------
TELECOMMUNICATIONS SERVICES - 1.1%
Vodafone Group Plc sponsored
  ADR.............................      3,000        218
                                               ---------
  TOTAL UNITED KINGDOM............                 1,447
                                               ---------

UNITED STATES - 40.1%
ADVERTISING - 1.2%
The Interpublic Group of
  Companies, Inc..................      4,500        224
                                               ---------
BANKING - 3.4%
Citicorp..........................      2,100        266
Wells Fargo & Company.............      1,150        390
                                               ---------
                                                     656
                                               ---------
BEVERAGES - 2.1%
The Coca-Cola Company.............      6,000        400
                                               ---------

BUSINESS SERVICES - 0.9%
First Data Corporation............      6,000        175
                                               ---------
                                     SHARES      VALUE
                                    ---------  ---------

COMMUNICATIONS EQUIPMENT - 2.4%
Cisco Systems*....................      8,100  $     452
                                               ---------

COMPUTER HARDWARE - 1.4%
COMPAQ Computer...................      4,700        265
                                               ---------

COMPUTER SOFTWARE - 3.7%
Microsoft Corporation*............      1,450        187
Oracle Systems*...................      7,300        163
Software AG Systems, Inc.*........     25,000        362
                                               ---------
                                                     712
                                               ---------
CONSUMER PRODUCTS - 3.2%
The Gillette Company..............      6,050        608
                                               ---------

CONSUMER SERVICES - 1.4%
Cendant Corporation*..............      7,690        264
                                               ---------

DIVERSIFIED MANUFACTURING - 1.3%
General Electric..................      3,350        246
                                               ---------

ELECTRONICS & ELECTRICAL EQUIPMENT
  - 1.6%
Intel Corporation.................      2,450        172
Texas Instruments, Incorporated...      2,800        126
                                               ---------
                                                     298
                                               ---------
HEALTHCARE SERVICES - 0.9%
HBO & Company.....................      3,700        178
                                               ---------

HOUSEHOLD PRODUCTS - 1.0%
Colgate-Palmolive Company.........      2,500        184
                                               ---------

INSURANCE - 1.8%
American International Group
  Inc.............................      3,200        348
                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
INVESTMENT IN SECURITIES AT DECEMBER 31, 1997 (CONTINUED)

    (Dollars in thousands)

                                     SHARES      VALUE
                                    ---------  ---------
MEDICAL EQUIPMENT & SUPPLIES -
  3.1%
Boston Scientific Corporation*....      3,500  $     161
Johnson & Johnson.................      2,700        178
Medtronic, Inc....................      4,900        256
                                               ---------
                                                     595
                                               ---------
PHARMACEUTICALS - 6.0%
Merck & Co., Inc..................      4,700        499
Pfizer Inc........................      8,700        649
                                               ---------
                                                   1,148
                                               ---------
RESTAURANTS - 1.4%
McDonald's Corporation............      5,650        270
                                               ---------

RETAIL - GENERAL MERCHANDISE -
  1.0%
Sears, Roebuck and Company........      4,000        181
                                               ---------

TELECOMMUNICATIONS EQUIPMENT -
  1.1%
Tellabs, Inc.*....................      4,000        211
                                               ---------

TOBACCO PRODUCTS - 1.2%
Philip Morris Companies Inc.......      5,200        236
                                               ---------
  TOTAL UNITED STATES.............                 7,651
                                               ---------

TOTAL COMMON STOCKS - 91.2%
  (COST $17,113)..................                17,378
                                               ---------

TOTAL INVESTMENT IN
  SECURITIES - 91.2%
  (COST $17,113)..................             $  17,378
                                               ---------
                                               ---------

-------------

*     Non-income producing securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH, VALUE 25 AND GLOBAL GROWTH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND RELATED CALCULATIONS)

                                                                                Phoenix-                  Phoenix-
                                         Phoenix-     Phoenix-     Phoenix-     Engemann     Phoenix-     Engemann
                                         Engemann     Engemann     Engemann      Small &     Engemann      Global
                                          Growth     Nifty Fifty   Balanced      Mid-Cap     Value 25      Growth
                                           Fund         Fund      Return Fund  Growth Fund     Fund         Fund
                                        -----------  -----------  -----------  -----------  -----------  -----------
ASSETS:
Investment in securities, at value
  (Cost $247,395, $159,505, $44,036,
  $47,967, $31,742, and $17,113)......  $  437,464   $  261,906   $   66,867   $   49,034   $   32,871   $   17,378
Cash..................................      31,586       23,363        1,753        5,158          185        2,352
Receivable for investments sold.......       3,843           --           --          616           --           --
Receivable for Fund shares sold.......         551          536          261          390          117          761
Dividends and interest receivable.....         299          279          664           37          129           14
Other receivables.....................          51           13            8            4           --           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
    Total Assets......................     473,794      286,097       69,553       55,239       33,302       20,505
                                        -----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for investments purchased.....       4,881           --           --        1,864           --        1,344
Payable for Fund shares repurchased...         547        1,070           40           80            7           50
Accrued service fees..................         680          290           90           32           20           12
Accrued investment management fees....         329          201           45           44           25           17
Accrued administration fees...........         207          127           34           26           17            9
Accrued distribution fees.............         163          203           22           44           23           12
Other accrued expenses................          17            4            6           --            1           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
    Total Liabilities.................       6,824        1,895          237        2,090           93        1,444
                                        -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 1997.......  $  466,970   $  284,202   $   69,316   $   53,149   $   33,209   $   19,061
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS CONSIST OF:
Capital paid-in.......................  $  273,452   $  179,434   $   46,643   $   52,712   $   32,077   $   18,598
Undistributed and distributions in
  excess of:
  Net investment income...............          --           --           11           --            1           --
  Net realized gain (loss) on
    investments.......................       3,449        2,367         (169 )       (630 )          2          198
Net unrealized appreciation in value
  of investments......................     190,069      102,401       22,831        1,067        1,129          265
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        $  466,970   $  284,202   $   69,316   $   53,149   $   33,209   $   19,061
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
PER SHARE VALUES:
CLASS A
Net asset value and redemption price
  ($383,480,773
   DIVIDED BY 18,766,020, $176,377,849
   DIVIDED BY 6,037,686, $56,610,107
   DIVIDED BY 1,948,405, $27,771,005
   DIVIDED BY 1,316,587, $19,518,121
   DIVIDED BY 1,688,289, and
  $11,963,947  DIVIDED BY 603,219)....  $    20.43   $    29.21   $    29.05   $    21.09   $    11.56   $    19.83
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
Maximum offering price [NAV per share
   DIVIDED BY (1 - maximum sales
  load)]..............................  $    21.62   $    30.91   $    30.74   $    22.32   $    12.23   $    20.98
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
CLASS B
Net asset value and offering price
  ($54,267,251  DIVIDED BY 2,767,131,
  $68,051,382  DIVIDED BY 2,409,593,
  $7,124,738  DIVIDED BY 247,709,
  $17,297,793  DIVIDED BY 828,891,
  $8,798,649  DIVIDED BY 763,000, and
  $3,311,698  DIVIDED BY 168,535).....  $    19.61   $    28.24   $    28.76   $    20.87   $    11.53   $    19.65
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
CLASS C
Net asset value and offering price
  ($29,222,440  DIVIDED BY 1,489,834,
  $39,773,258  DIVIDED BY 1,408,311,
  $5,580,887  DIVIDED BY 193,764,
  $8,080,224  DIVIDED BY 387,235,
  $4,892,588  DIVIDED BY 424,624, and
  $3,785,209  DIVIDED BY 192,648).....  $    19.61   $    28.24   $    28.80   $    20.87   $    11.52   $    19.65
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH, VALUE 25 AND GLOBAL GROWTH FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  (IN THOUSANDS)

                                                                        Phoenix-                  Phoenix-
                                 Phoenix-     Phoenix-     Phoenix-     Engemann     Phoenix-     Engemann
                                 Engemann     Engemann     Engemann      Small &     Engemann      Global
                                  Growth     Nifty Fifty   Balanced      Mid-Cap     Value 25      Growth
                                   Fund         Fund      Return Fund  Growth Fund     Fund         Fund
                                -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends (net of foreign
    withholding tax of $50,
    $23, $5, $0, $0 and $9,
    respectively).............  $    3,406   $    2,184   $      436   $       55   $      612   $      135
  Interest....................         371          264        1,290           68           16           --
                                -----------  -----------  -----------  -----------  -----------  -----------
    Total investment income...       3,777        2,448        1,726          123          628          135
                                -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES
  Investment management
    fees......................       3,490        1,967          551          288          175          143
  Administration fees.........       3,078        1,612          400          173          117           78
  Service fees................       1,244          661          161           72           49           33
  Distribution fees - Class
    B.........................         405          461           44           60           34           17
  Distribution fees - Class
    C.........................         222          268           37           28           15           13
  Audit fees..................          19            9            2            1            1            1
  Trustees' fees..............          12            6            2           --           --           --
  Disinterested trustees'
    legal fees................           3            1           --           --           --           --
  Dividends on covered short
    sales.....................          --           --           --           --            7           --
                                -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses before
      Manager's waivers of
      administration fees.....       8,473        4,985        1,197          622          398          285
    Manager's waivers.........         (18 )        (42 )        (33 )         (1 )         (1 )         (1 )
                                -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses - net......       8,455        4,943        1,164          621          397          284
                                -----------  -----------  -----------  -----------  -----------  -----------
    Net investment income
      (loss)..................      (4,678 )     (2,495 )        562         (498 )        231         (149 )
                                -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized gain on
    investments...............      95,840       23,559        7,971        4,530        1,409          823
  Net realized gain on covered
    short sales...............          --           --           --           --           95           --
  Net realized loss on foreign
    currency transactions.....          (3 )         (4 )         --           --           --          (63 )
  Net increase (decrease) in
    unrealized appreciation of
    investments and foreign
    currency transactions.....     (18,157 )     21,916        2,552          698        1,133          203
                                -----------  -----------  -----------  -----------  -----------  -----------
    Net gain on investments...      77,680       45,471       10,523        5,228        2,637          963
                                -----------  -----------  -----------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $   73,002   $   42,976   $   11,085   $    4,730   $    2,868   $      814
                                -----------  -----------  -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)

PHOENIX-ENGEMANN GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH, VALUE 25, AND GLOBAL GROWTH FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (IN THOUSANDS)

                                      Phoenix-Engemann                Phoenix-Engemann
                                         Growth Fund                  Nifty Fifty Fund
                                -----------------------------   -----------------------------
                                 Year Ended      Year Ended      Year Ended      Year Ended
                                December 31,    December 31,    December 31,    December 31,
                                    1997            1996            1997            1996
                                -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
  Net investment income
    (loss)....................  $     (4,678)   $     (3,735)   $     (2,495)   $     (1,344)
  Net realized gain on
    investments and foreign
    currency transactions.....        95,837          35,738          23,555          14,376
  Net increase (decrease) in
    unrealized appreciation or
    depreciation in value of
    investments...............       (18,157)         67,038          21,916          30,983
                                -------------   -------------   -------------   -------------
  Net increase in net assets
    resulting from
    operations................        73,002          99,041          42,976          44,015
                                -------------   -------------   -------------   -------------
Distributions to shareholders:
  Net investment income.......            --              --              --              --
  Realized gains..............       (91,611)        (35,995)        (21,318)        (12,204)
                                -------------   -------------   -------------   -------------
  Decrease in net assets
    resulting from dividends
    and distributions to
    shareholders..............       (91,611)        (35,995)        (21,318)        (12,204)
                                -------------   -------------   -------------   -------------
Capital share transactions:
  Net increase (decrease) in
    net assets resulting from
    capital share
    transactions..............       (17,889)        (30,277)         43,840          22,004
                                -------------   -------------   -------------   -------------
  Total increase (decrease) in
    net assets................       (36,498)         32,769          65,498          53,815
NET ASSETS:
Beginning of year.............       503,468         470,699         218,704         164,889
                                -------------   -------------   -------------   -------------
End of year (including
  undistributed net investment
  income for the periods ended
  December 31, 1997 and 1996
  of $11 and $21 for the
  Phoenix-Engemann Balanced
  Return Fund and $1 and $0
  for the Phoenix-Engemann
  Value 25 Fund, respectively.
  All other Funds had no
  undistributed net investment
  income at the dates
  indicated) .................  $    466,970    $    503,468    $    284,202    $    218,704
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH, NIFTY FIFTY, BALANCED RETURN,
SMALL & MID-CAP GROWTH, VALUE 25, AND GLOBAL GROWTH FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

             (IN THOUSANDS)

                                                                                                      Phoenix-Engemann
                                                                                                        Value 25 Fund
                                      Phoenix-Engemann                Phoenix-Engemann          -----------------------------
                                    Balanced Return Fund         Small & Mid-Cap Growth Fund                      Inception
                                -----------------------------   -----------------------------                   (December 17,
                                                                                                                    1996)
                                 Year Ended      Year Ended      Year Ended      Year Ended      Year Ended        through
                                December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                    1997            1996            1997            1996            1997            1996
                                -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET
ASSETS:
Operations:
  Net investment income
    (loss)....................  $        562    $        577    $       (498)   $        (21)   $        231    $         --
  Net realized gain on
    investments and foreign
    currency transactions.....         7,971           3,223           4,530             469           1,504              --
  Net increase (decrease) in
    unrealized appreciation or
    depreciation in value of
    investments...............         2,552           5,744             698             279           1,133              (4)
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net increase in net assets
    resulting from
    operations................        11,085           9,544           4,730             727           2,868              (4)
                                -------------   -------------   -------------   -------------   -------------   -------------
Distributions to shareholders:
  Net investment income.......          (574)           (564)             --             (25)           (230)             --
  Realized gains..............        (8,169)         (3,123)         (4,704)           (398)         (1,502)             --
                                -------------   -------------   -------------   -------------   -------------   -------------
  Decrease in net assets
    resulting from dividends
    and distributions to
    shareholders..............        (8,743)         (3,687)         (4,704)           (423)         (1,732)             --
                                -------------   -------------   -------------   -------------   -------------   -------------
Capital share transactions:
  Net increase (decrease) in
    net assets resulting from
    capital share
    transactions..............         6,235          (2,676)         43,730           7,347          31,591             486
                                -------------   -------------   -------------   -------------   -------------   -------------
  Total increase (decrease) in
    net assets................         8,577           3,181          43,756           7,651          32,727             482
NET ASSETS:
Beginning of year.............        60,739          57,558           9,393           1,742             482              --
                                -------------   -------------   -------------   -------------   -------------   -------------
End of year (including
  undistributed net investment
  income for the periods ended
  December 31, 1997 and 1996
  of $11 and $21 for the
  Phoenix-Engemann Balanced
  Return Fund and $1 and $0
  for the Phoenix-Engemann
  Value 25 Fund, respectively.
  All other Funds had no
  undistributed net investment
  income at the dates
  indicated) .................  $     69,316    $     60,739    $     53,149    $      9,393    $     33,209    $        482
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------


                                      Phoenix-Engemann
                                     Global Growth Fund
                                -----------------------------

                                 Year Ended      Year Ended
                                December 31,    December 31,
                                    1997            1996
                                -------------   -------------
INCREASE (DECREASE) IN NET
ASSETS:
Operations:
  Net investment income
    (loss)....................  $       (149)   $          5
  Net realized gain on
    investments and foreign
    currency transactions.....           760           1,243
  Net increase (decrease) in
    unrealized appreciation or
    depreciation in value of
    investments...............           203            (268)
                                -------------   -------------
  Net increase in net assets
    resulting from
    operations................           814             980
                                -------------   -------------
Distributions to shareholders:
  Net investment income.......            --             (12)
  Realized gains..............        (1,158)           (455)
                                -------------   -------------
  Decrease in net assets
    resulting from dividends
    and distributions to
    shareholders..............        (1,158)           (467)
                                -------------   -------------
Capital share transactions:
  Net increase (decrease) in
    net assets resulting from
    capital share
    transactions..............        10,771           4,918
                                -------------   -------------
  Total increase (decrease) in
    net assets................        10,427           5,431
NET ASSETS:
Beginning of year.............         8,634           3,203
                                -------------   -------------
End of year (including
  undistributed net investment
  income for the periods ended
  December 31, 1997 and 1996
  of $11 and $21 for the
  Phoenix-Engemann Balanced
  Return Fund and $1 and $0
  for the Phoenix-Engemann
  Value 25 Fund, respectively.
  All other Funds had no
  undistributed net investment
  income at the dates
  indicated) .................  $     19,061    $      8,634
                                -------------   -------------
                                -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                    For the Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                                            1997                                      1996
                                            -------------------------------------     -------------------------------------
                                             Class A       Class B       Class C       Class A       Class B       Class C
                                            ---------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $  21.94      $  21.40      $  21.40      $  19.28      $  18.99      $  18.99
                                            ---------     ---------     ---------     ---------     ---------     ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................        (.16)(2)      (.34)(2)      (.34)(2)      (.14)(3)      (.31)(3)      (.31)(3)
  Net realized and unrealized gain
    (loss) on investments...............        3.51          3.41          3.41          4.47          4.39          4.39
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total gain (loss) from investment
    operations..........................        3.35          3.07          3.07          4.33          4.08          4.08
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Realized gains........................       (4.86)        (4.86)        (4.86)        (1.67)        (1.67)        (1.67)
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total distributions...................       (4.86)        (4.86)        (4.86)        (1.67)        (1.67)        (1.67)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of year............    $  20.43      $  19.61      $  19.61      $  21.94      $  21.40      $  21.40
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN(4).........................       16.04%(2)     15.13%(2)     15.13%(2)     22.49%(3)     21.52%(3)     21.52%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................    $383,481      $ 54,267      $ 29,222      $426,785      $ 49,444      $ 27,239
  Ratio of expenses to average net
    assets..............................         1.6%(2)       2.4%(2)       2.4%(2)       1.6%(3)       2.3%(3)       2.3%(3)
  Ratio of net investment loss to
    average net assets..................        (0.7)%(2)     (1.5)%(2)     (1.5)%(2)     (0.6)%(3)     (1.5)%(3)     (1.5)%(3)
  Portfolio turnover rate...............        70.6%         70.6%         70.6%         70.1%         70.1%         70.1%
  Average commission rate paid per
    share(5)............................    $ 0.0577      $ 0.0577      $ 0.0577      $ 0.0578      $ 0.0578      $ 0.0578

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
  3 These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                          For the
                                                                                                                           Year
                                                                                                                           Ended
                                                                                                                         December
                                                                For the Year Ended December 31,                             31,
                                           --------------------------------------------------------------------------    ---------
                                                          1995                                   1994                      1993
                                           -----------------------------------    -----------------------------------    ---------
                                            Class A      Class B      Class C      Class A      Class B      Class C      Class A
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of
      year..............................   $  15.40     $  15.28     $  15.28     $  16.00     $  15.89     $  15.89     $  17.00
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
      Net investment loss(1)............       (.06)        (.20)        (.20)        (.03)        (.14)        (.14)        (.02)
  Net realized and unrealized gain
    (loss) on investments...............       4.24         4.21         4.21         (.57)        (.47)        (.47)        (.98)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total gain (loss) from investment
        operations......................       4.18         4.01         4.01         (.60)        (.61)        (.61)       (1.00)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
  Realized gains........................       (.30)        (.30)        (.30)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total distributions...................       (.30)        (.30)        (.30)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $  19.28     $  18.99     $  18.99     $  15.40     $  15.28     $  15.28     $  16.00
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN(4).........................      27.16%       26.26%       26.26%       (3.75)%      (3.84)%      (3.84)%      (5.87)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................   $415,416     $ 34,786     $ 20,497     $391,831     $ 11,349     $  6,136     $532,208
  Ratio of expenses to average net
    assets..............................        1.6%         2.4%         2.4%         1.6%         2.3%         2.3%         1.6%
  Ratio of net investment loss to
    average net assets..................       (0.3)%       (1.1)%       (1.1)%       (0.2)%       (1.0)%       (1.0)%         --%
  Portfolio turnover rate...............       65.9%        65.9%        65.9%        53.8%        53.8%        53.8%        22.9%
  Average commission rate paid per
    share(5)

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
  3 These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS

                                                                    For the Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                                            1997                                      1996
                                            -------------------------------------     -------------------------------------
                                             Class A       Class B       Class C       Class A       Class B       Class C
                                            ---------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $  26.50      $  25.88      $  25.88      $  22.18      $  21.85      $  21.85
                                            ---------     ---------     ---------     ---------     ---------     ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss(1)................        (.20)(2)      (.42)(2)      (.42)(2)      (.12)(3)      (.30)(3)      (.30)(3)
  Net realized and unrealized gain
    (loss) on investments...............        5.23          5.10          5.10          6.00          5.89          5.89
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total gain (loss) from investment
    operations..........................        5.03          4.68          4.68          5.88          5.59          5.59
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Realized gains........................       (2.32)        (2.32)        (2.32)        (1.56)        (1.56)        (1.56)
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total distributions...................       (2.32)        (2.32)        (2.32)        (1.56)        (1.56)        (1.56)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of year............    $  29.21      $  28.24      $  28.24      $  26.50      $  25.88      $  25.88
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN(4).........................       19.23%(2)     18.33%(2)     18.33%(2)     26.53%(3)     25.60%(3)     25.60%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................    $176,378      $ 68,051      $ 39,773      $145,469      $ 47,143      $ 26,092
  Ratio of expenses to average net
    assets..............................         1.6%(2)       2.4%(2)       2.4%(2)       1.7%(3)       2.5%(3)       2.5%(3)
  Ratio of net investment loss to
    average net assets..................        (0.7)%(2)     (1.4)%(2)     (1.4)%(2)     (0.4)%(3)     (1.2)%(3)     (1.2)%(3)
  Portfolio turnover rate...............        68.8%         68.8%         68.8%         41.9%         41.9%         41.9%
  Average commission rate paid per
    share(5)............................    $ 0.0575      $ 0.0575      $ 0.0575      $ 0.0585      $ 0.0585      $ 0.0585

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  3 These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5% and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN NIFTY FIFTY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       For the Year Ended December 31,
                                           ---------------------------------------------------------------------------------------
                                                          1995                                   1994                      1993
                                           -----------------------------------    -----------------------------------    ---------
                                            Class A      Class B      Class C      Class A      Class B      Class C      Class A
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  17.30     $  17.17     $  17.17     $  17.12     $  17.02     $  17.02     $  17.21
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)..................       (.05)        (.21)        (.21)        (.03)        (.14)        (.15)        (.06)
  Net realized and unrealized gain
    (loss) on investments...............       4.93         4.89         4.89          .21          .29          .30         (.03)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total gain (loss) from investment
    operations..........................       4.88         4.68         4.68          .18          .15          .15         (.09)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
  Realized gains........................         --           --           --           --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total distributions...................         --           --           --           --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $  22.18     $  21.85     $  21.85     $  17.30     $  17.17     $  17.17     $  17.12
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN(4).........................      28.21%       27.26%       27.26%        1.05%        0.88%        0.88%       (0.52)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................   $122,322     $ 27,462     $ 15,105     $100,596     $  6,722     $  4,283     $134,284
  Ratio of expenses to average net
    assets..............................        1.9%         2.6%         2.6%         1.9%         2.6%         2.6%         1.8%
  Ratio of net investment loss to
    average net assets..................       (0.3)%       (1.0)%       (1.0)%       (0.2)%       (0.9)%       (0.9)%         --%
  Portfolio turnover rate...............       26.5%        26.5%        26.5%        23.2%        23.2%        23.2%         2.2%
  Average commission rate paid per
    share(5)

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4% and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
  3 These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5% and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN BALANCED RETURN FUND
FINANCIAL HIGHLIGHTS

                                                                    For the Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                                            1997                                      1996
                                            -------------------------------------     -------------------------------------
                                             Class A       Class B       Class C       Class A       Class B       Class C
                                            ---------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $  28.08      $  27.85      $  27.88      $  25.39      $  25.26      $  25.28
                                            ---------     ---------     ---------     ---------     ---------     ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income(1)..............         .30(2)        .08(2)        .08(2)        .29(3)        .09(3)        .09(3)
  Net realized and unrealized gain
    (loss) on investments...............        4.98          4.93          4.92          4.23          4.16          4.16
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total gain (loss) from investment
    operations..........................        5.28          5.01          5.00          4.52          4.25          4.25
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income.................        (.32)         (.11)         (.09)         (.30)         (.13)         (.12)
  Realized gains........................       (3.99)        (3.99)        (3.99)        (1.53)        (1.53)        (1.53)
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total distributions...................       (4.31)        (4.10)        (4.08)        (1.83)        (1.66)        (1.65)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of year............    $  29.05      $  28.76      $  28.80      $  28.08      $  27.85      $  27.88
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN(4).........................       18.98%(2)     18.15%(2)     18.11%(2)     17.78%(3)     16.82%(3)     16.79%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................    $ 56,610      $  7,125      $  5,581      $ 51,947      $  4,609      $  4,183
  Ratio of expenses to average net
    assets..............................         1.7%(2)       2.4%(2)       2.4%(2)       2.0%(3)       2.7%(3)       2.7%(3)
  Ratio of net investment income to
    average net assets..................         1.0%(2)       0.3%(2)       0.3%(2)       1.1%(3)       0.3%(3)       0.3%(3)
  Portfolio turnover rate...............        40.3%         40.3%         40.3%         35.1%         35.1%         35.1%
  Average commission rate paid per
    share(5)............................    $ 0.0577      $ 0.0577      $ 0.0577      $ 0.0597      $ 0.0597      $ 0.0597

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and 2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
  3 These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and 2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN BALANCED RETURN FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       For the Year Ended December 31
                                           ---------------------------------------------------------------------------------------
                                                          1995                                   1994                      1993
                                           -----------------------------------    -----------------------------------    ---------
                                            Class A      Class B      Class C      Class A      Class B      Class C      Class A
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  20.54     $  20.49     $  20.48     $  21.97     $  21.89     $  21.89     $  21.76
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
GAIN (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income(1)..............        .27          .08          .07          .39          .26          .25          .32
  Net realized and unrealized gain
    (loss) on investments...............       5.31         5.29         5.30        (1.36)       (1.32)       (1.31)         .21
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total gain (loss) from investment
    operations..........................       5.58         5.37         5.37         (.97)       (1.06)       (1.06)         .53
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
  Net investment income.................       (.29)        (.16)        (.13)        (.46)        (.34)        (.35)        (.32)
  Realized gains........................       (.44)        (.44)        (.44)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total distributions...................       (.73)        (.60)        (.57)        (.46)        (.34)        (.35)        (.32)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of year............   $  25.39     $  25.26     $  25.28     $  20.54     $  20.49     $  20.48     $  21.97
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
TOTAL RETURN(4).........................      27.18%       26.20%       26.23%       (4.43)%      (4.85)%      (4.85)%       2.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
    thousands)..........................   $ 52,028     $  2,721     $  2,809     $ 53,047     $  1,223     $  1,449     $ 84,591
  Ratio of expenses to average net
    assets..............................        2.1%         2.9%         2.9%         2.1%         2.9%         2.9%         2.1%
  Ratio of net investment income to
    average net assets..................        1.2%         0.3%         0.3%         1.8%         1.3%         1.3%         1.5%
  Portfolio turnover rate...............       51.1%        51.1%        51.1%        28.2%        28.2%        28.2%         4.8%
  Average commission rate paid per
    share(5)

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
  1  This information was prepared using the average number of shares outstanding during each year.
  2 These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and 2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
  3 These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and 2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
  4 Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge.
  5 This disclosure, required for the first time in 1996, has not been applied retroactively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                    For the Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                                                                                      1996
                                                            1997                      -------------------------------------
                                            -------------------------------------                     Class         Class
                                             Class A       Class B       Class C       Class A        B(7)          C(7)
                                            ---------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  18.39      $  18.35      $  18.35      $  14.90      $  16.44      $  17.99
                                            ---------     ---------     ---------     ---------     ---------     ---------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1).......        (.31)(2)      (.46)(2)      (.47)(2)      (.12)(3)      (.32)         (.29)
  Net realized and unrealized gain on
    investments.........................        5.07          5.04          5.05          7.45          2.43           .85
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total gain from investment
    operations..........................        4.76          4.58          4.58          7.33          2.11           .56
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income.................          --            --            --          (.28)           --            --
  Realized gains........................       (2.06)        (2.06)        (2.06)        (3.56)         (.20)         (.20)
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total distributions...................       (2.06)        (2.06)        (2.06)        (3.84)         (.20)         (.20)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........    $  21.09      $  20.87      $  20.87      $  18.39      $  18.35      $  18.35
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN(4).........................       26.41%(2)     25.49%(2)     25.49%(2)     52.37%(3)     12.84%         3.12%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)......................    $ 27,771      $ 17,298      $  8,080      $  7,859      $  1,480      $     54
  Ratio of expenses to average net
    assets(5)...........................         1.8%(2)       2.6%(2)       2.6%(2)       1.1%(3)       2.6%          2.6%
  Ratio of net investment income (loss)
    to average net assets(5)............        (1.4)%(2)     (2.1)%(2)     (2.1)%(2)     (0.7)%(3)     (2.2)%        (2.2)%
  Portfolio turnover rate...............       313.5%        313.5%        313.5%        297.1%        297.1%        297.1%
  Average commission rate paid per
    share(6)............................    $ 0.0562      $ 0.0562      $ 0.0562      $ 0.0547      $ 0.0547      $ 0.0547

                                                        Inception
                                                        (October
                                                        10, 1994)
                                                         through
                                                        December
                                            1995        31, 1994
                                          ---------     ---------
                                           Class A       Class A
                                          ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  12.07      $  10.00
                                          ---------     ---------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1).......       .22(3)        .07(3)
  Net realized and unrealized gain on
    investments.........................      2.87          2.00
                                          ---------     ---------
  Total gain from investment
    operations..........................      3.09          2.07
                                          ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income.................      (.08)           --
  Realized gains........................      (.18)           --
                                          ---------     ---------
  Total distributions...................      (.26)           --
                                          ---------     ---------
Net asset value, end of period..........  $  14.90      $  12.07
                                          ---------     ---------
                                          ---------     ---------
TOTAL RETURN(4).........................     25.68%(3)     20.70%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)......................  $  1,742      $    121
  Ratio of expenses to average net
    assets(5)...........................        --%(3)        --%(3)
  Ratio of net investment income (loss)
    to average net assets(5)............       1.5%(3)       2.6%(3)
  Portfolio turnover rate...............     121.4%        157.9%
  Average commission rate paid per
    share(6)............................

---------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the periods presented.

1 This information was prepared using the average number of shares outstanding during each period.

2 These amounts reflect the impact of a waiver of administration fees of $1,128.
  Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, 1.8%, 2.6% and 2.6%, respectively, and (1.4)%, (2.1)% and (2.1)%, respectively.

3 These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%,
  2.3% and (0.8)%, respectively, and $(.01), 15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.

4 Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.

5 Annualized for periods of less than one year.

6 This disclosure, required for the first time in 1996, has not been applied retroactively.

7 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN VALUE 25 FUND
FINANCIAL HIGHLIGHTS

                                                                                        Inception
                                                                                      (December 17,
                                                                                        1996) to
                                            For the Year Ended December 31, 1997      December 31,
                                            -------------------------------------         1996
                                                            Class         Class       -------------
                                             Class A        B(5)          C(5)           Class A
                                            ---------     ---------     ---------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  10.11      $  10.39      $  10.39      $      10.00
                                            ---------     ---------     ---------     -------------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income(1)..............         .17(2)        .08(2)        .09(2)             --
  Net realized and unrealized gain on
    investments.........................        1.95          1.67          1.66               .11
                                            ---------     ---------     ---------     -------------
  Total gain from investment
    operations..........................        2.12          1.75          1.75               .11
                                            ---------     ---------     ---------     -------------
LESS DISTRIBUTIONS:
  Net investment income.................        (.12)         (.06)         (.07)               --
  Realized gains........................        (.55)         (.55)         (.55)               --
                                            ---------     ---------     ---------     -------------
  Total distributions...................        (.67)         (.61)         (.62)               --
                                            ---------     ---------     ---------     -------------
Net asset value, end of period..........    $  11.56      $  11.53      $  11.52      $      10.11
                                            ---------     ---------     ---------     -------------
                                            ---------     ---------     ---------     -------------
TOTAL RETURN(3).........................       21.10%(2)     16.97%(2)     17.01%(2)          1.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)......................    $ 19,518      $  8,799      $  4,893      $        482
  Ratio of expenses to average net
    assets..............................         1.8%(2)       2.6%(2)       2.6%(2)           1.7%(4)
  Ratio of net investment income to
    average net assets..................         1.4%(2)       0.7%(2)       0.8%(2)           1.8%(4)
  Portfolio turnover rate...............        87.7%         87.7%         87.7%               --%
  Average commission rate paid per
    share...............................    $ 0.0600      $ 0.0600      $ 0.0600      $     0.0600

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's audited financial statements for the periods presented.
  1  This information was prepared using the average number of shares outstanding during each period.
  2 These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.4%, 0.7% and 0.8%, respectively.
  3 Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the period from inception (December 17, 1996) through December 31, 1996 has not been annualized.
  4  Annualized.
  5 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold (January 9, 1997).

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX-ENGEMANN GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                    For the Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                                                                                      1996
                                                            1997                      -------------------------------------
                                            -------------------------------------                     Class         Class
                                             Class A       Class B       Class C       Class A        B(7)          C(7)
                                            ---------     ---------     ---------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  19.06      $  19.04      $  19.03      $  17.27      $  17.44      $  17.88
                                            ---------     ---------     ---------     ---------     ---------     ---------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1).......        (.19)(2)      (.35)(2)      (.37)(2)       .03(3)       (.08)         (.04)
  Net realized and unrealized gain on
    investments.........................        2.29          2.29          2.32          3.55          1.82          1.34
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total gain from investment
    operations..........................        2.10          1.94          1.95          3.58          1.74          1.30
                                            ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income.................          --            --            --          (.04)           --          (.01)
  Realized gains........................       (1.33)        (1.33)        (1.33)        (1.75)         (.14)         (.14)
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total distributions...................       (1.33)        (1.33)        (1.33)        (1.79)         (.14)         (.15)
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........    $  19.83      $  19.65      $  19.65      $  19.06      $  19.04      $  19.03
                                            ---------     ---------     ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN(4).........................       11.27%(2)     10.44%(2)     10.50%(2)     21.77%(3)      9.98%         7.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)......................    $ 11,964      $  3,312      $  3,785      $  7,654      $    874      $    106
  Ratio of expenses to average net
    assets(5)...........................         2.0%(2)       2.8%(2)       2.7%(2)       0.8%(3)       2.7%          2.7%
  Ratio of net investment income (loss)
    to average net assets(5)............        (0.9)%(2)     (1.7)%(2)     (1.8)%(2)      0.1%(3)      (1.9)%        (1.6)%
  Portfolio turnover rate...............       237.2%        237.2%        237.2%        220.3%        220.3%        220.3%
  Average commission rate paid per
    share(6)............................    $ 0.0186      $ 0.0186      $ 0.0186      $ 0.0301      $ 0.0301      $ 0.0301

                                                                      Inception
                                                                      (November
                                                                         1,
                                                                        1993)
                                                                       through
                                                                      December
                                                                         31,
                                            1995          1994          1993
                                          ---------     ---------     ---------
                                           Class A       Class A       Class A
                                          ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $  14.06      $  11.18      $  10.00
                                          ---------     ---------     ---------
GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1).......       .24(3)        .10(3)        .01(3)
  Net realized and unrealized gain on
    investments.........................      3.11          2.78          1.17
                                          ---------     ---------     ---------
  Total gain from investment
    operations..........................      3.35          2.88          1.18
                                          ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income.................        --            --            --
  Realized gains........................      (.14)           --            --
                                          ---------     ---------     ---------
  Total distributions...................      (.14)           --            --
                                          ---------     ---------     ---------
Net asset value, end of period..........  $  17.27      $  14.06      $  11.18
                                          ---------     ---------     ---------
                                          ---------     ---------     ---------
TOTAL RETURN(4).........................     23.84%(3)     25.76%(3)     11.80%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)......................  $  3,203      $    141      $    112
  Ratio of expenses to average net
    assets(5)...........................        --%(3)        --%(3)        --%(3)
  Ratio of net investment income (loss)
    to average net assets(5)............       1.4%(3)       0.8%(3)       0.8%(3)
  Portfolio turnover rate...............      29.0%        479.3%        215.8%
  Average commission rate paid per
    share(6)............................

-------------

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's audited financial statements for the periods presented.
  1  This information was prepared using the average number of shares outstanding during each period.
  2 These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income
      (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
  3 These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545, $2,784 and $410 for the periods ended December 31, 1996, 1995, 1994 and 1993, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1993) and ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1993) would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15), 22.88%,
      2.3% and (0.9)%, respectively, $(.21), 14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)%, respectively, and $(.03), 11.40%, 2.3% and (1.5)%, respectively, for the periods ended December 31, 1996, 1995, 1994 and 1993, respectively.
  4 Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1993 have not been annualized.
  5  Annualized for periods of less than one year.
  6  This disclosure, required for the first time in 1996, has not been applied retroactively.
  7 The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
                           The Phoenix-Engemann Growth Fund, Phoenix-Engemann
Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund, Phoenix-Engemann Value 25 Fund and Phoenix-Engemann Global Growth Fund (formerly The Pasadena Growth Fund, The Pasadena Nifty Fifty, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund, The Pasadena Value 25 Fund and The Pasadena Global Growth Fund, respectively), collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds (formerly the Pasadena Investment Trust, the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Fund offers three Classes (Class A, Class B and Class C) of no par value shares (an unlimited number of which have been authorized). Class A shares are sold with a maximum front-end sales charge of 5.5% of the offering price. Class B and Class C shares are sold at their respective net asset values. Class B shares redeemed during the first four years of ownership may be subject to a contingent deferred sales charge ("CDSC") of up to 5%. Class C shares of the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Global Growth Fund and the Phoenix-Engemann Value 25 Fund redeemed in the first year of ownership may be subject to a CDSC of 1%. At the beginning of the seventh year after purchase, Class B shares automatically convert into Class A shares based upon the relative net asset values of the two Classes, without imposition of any sales charges.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of these financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITIES VALUATION. Securities traded on a securities exchange (foreign or domestic) or on Nasdaq are stated at the last sale price determined as of 4:00 p.m. Eastern Time on the day of valuation; securities for which no sale was reported on that date are stated at the last sale price on the business day the security was last traded. Securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last quoted bid price. If no bid price is quoted that day, and in the case of U.S. Government securities if no bid prices of comparable issues exist, the security is valued by such method as the Trust's Board of Trustees shall determine in good faith reflects the security's fair value.

B. INCOME AND EXPENSE ALLOCATION. All items of income and expense not directly related to a specific Class of shares are allocated among the three Classes based upon the relative aggregate value of the outstanding shares of each Class.

C. FEDERAL INCOME TAXES. It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required.

D. FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are converted into U.S. dollars using the exchange rates existing at the end of each period. Purchases and sales of investment securities, dividend and interest income, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized foreign exchange gains and losses arise from the differences between the U.S. dollar equivalent of asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the unrealized value of assets and liabilities at the end of the reporting period resulting from changes in the exchange rates. The Funds do not separately account for that portion of realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates and fluctuations arising from changes in the market prices of securities held.

E. OTHER. The Funds recognize security transactions on the trade date. Realized gains and losses on sales of investments are determined on the identified cost basis. Dividend income less foreign taxes withheld is recorded on the ex-dividend date, or in the case of foreign securities, upon receipt of ex-dividend notification, if later. Dividends on covered short sales are recorded as an expense on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                                                                  (IN THOUSANDS)

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
                                     Under separate investment management
agreements, Roger Engemann & Associates, Inc. (the "Manager") furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Manager pursuant to the administration agreements.

The Manager receives separate fees computed and prorated on a daily basis for services provided and expenses assumed under the management and administration agreements. Effective September 3, 1997, the administrator is Phoenix Equity Planning Corporation (PEPCO) a wholly-owned subsidiary of Phoenix Duff and Phelps Corporation (PDP) and the sub-administrator is Roger Engemann & Associates, Inc., a wholly-owned subsidiary of PDP.

Beginning September 3, 1997, for the services provided and expenses assumed under new management and administration agreements, the Manager received fees computed and prorated on a daily basis as follows:

                                                                NET ASSETS LEVEL    MANAGEMENT FEE      ADMINISTRATION FEE
                                                                ----------------  -------------------  ---------------------
Phoenix-Engemann Growth,                                           First $50,000            0.90%                 0.60%
 Nifty Fifty and Value 25 Funds                                    Next $450,000            0.80%                 0.50%
                                                                   Next $125,000            0.70%                 0.40%
                                                                   Over $625,000            0.70%                 0.30%
Phoenix-Engemann Balanced Return Fund                              First $50,000            0.80%                 0.60%
                                                                   Next $450,000            0.70%                 0.50%
                                                                   Next $125,000            0.60%                 0.40%
                                                                   Over $625,000            0.60%                 0.30%
Phoenix-Engemann Small & Mid-Cap Growth Fund                       First $50,000            1.00%                 0.60%
                                                                   Next $450,000            0.90%                 0.50%
                                                                   Next $125,000            0.80%                 0.40%
                                                                   Over $625,000            0.80%                 0.30%
Phoenix-Engemann Global Growth Fund                                First $50,000            1.10%                 0.60%
                                                                   Next $450,000            1.00%                 0.50%
                                                                   Next $125,000            0.90%                 0.40%
                                                                   Over $625,000            0.90%                 0.30%

                                                                  (IN THOUSANDS)

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED):
Pursuant to an amendment to the administration agreements dated February 25, 1997, effective through September 2, 1997, the Manager received fees computed as follows:

                                                                NET ASSETS LEVEL    MANAGEMENT FEE      ADMINISTRATION FEE
                                                                ----------------  -------------------  ---------------------
Phoenix-Engemann Growth, Balanced Return and Nifty Fifty Funds     First $30,000            1.00%
                                                                    Next $70,000            0.80%
                                                                   Next $400,000            0.60%
                                                                   Over $500,000            0.40%
                                                                   First $30,000                                  0.50%
                                                                    Next $20,000                                  0.70%
                                                                    Next $50,000                                  0.51%
                                                                   Next $400,000                                  0.71%
                                                                   Over $500,000                                  0.70%
Phoenix-Engemann Small & Mid-Cap Growth Fund                       First $50,000            1.00%                 0.60%
                                                                   Next $450,000            0.90%                 0.50%
                                                                   Over $500,000            0.80%                 0.40%
Phoenix-Engemann Value 25 Fund                                     First $50,000            0.90%                 0.60%
                                                                   Next $450,000            0.80%                 0.50%
                                                                   Over $500,000            0.70%                 0.40%
Phoenix-Engemann Global Growth Fund                                First $50,000            1.10%                 0.60%
                                                                   Next $450,000            1.00%                 0.50%
                                                                   Over $500,000            0.90%                 0.40%

From January 1, 1997, through February 24, 1997, the Manager received fees computed as follows:

                                                                NET ASSETS LEVEL    MANAGEMENT FEE      ADMINISTRATION FEE
                                                                ----------------  -------------------  ---------------------
Phoenix-Engemann Growth, Balanced Return and Nifty Fifty Funds     First $30,000            1.00%                 1.05%
                                                                    Next $70,000            0.80%                 0.85%
                                                                   Next $400,000            0.60%                 0.65%
                                                                   Over $500,000            0.40%                 0.60%
Phoenix-Engemann Small & Mid-Cap Growth Fund                       First $50,000            1.00%                 0.60%
                                                                   Next $450,000            0.90%                 0.50%
                                                                   Over $500,000            0.80%                 0.40%
Phoenix-Engemann Value 25 Fund                                     First $50,000            0.90%                 0.60%
                                                                   Next $450,000            0.80%                 0.50%
                                                                   Over $500,000            0.70%                 0.40%
Phoenix-Engemann Global Growth Fund                                First $50,000            1.10%                 0.60%
                                                                   Next $450,000            1.00%                 0.50%
                                                                   Over $500,000            0.90%                 0.40%

Broker/dealers and other service providers, including the Manager and the Funds' distributor, PEPCO (the "Distributor"), receive service fees at an annualized 0.25% of each Fund's average daily net asset value for services to shareholders.

                                                                  (IN THOUSANDS)

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED):
Pursuant to the distribution plans (the "Plans") adopted by the Funds, each Fund pays distribution fees to the Distributor at an annualized rate of 0.75% of its average daily net assets attributable to Class B and Class C shares. The fees compensate the Distributor for distribution costs (principally payments to broker/dealers) incurred on behalf of the Funds with respect to Class B and Class C shares. Under the Plans, Class B and Class C shares are not obligated to pay any distribution costs in excess of the distribution fee paid or accrued even if the Plans are terminated or otherwise discontinued.

During 1997 PEPCO, as administrator, retained transfer agent fees of $10, $5 and $1 paid to it by the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund and the Phoenix-Engemann Balanced Return Fund, respectively. In addition, the Distributor received CDSCs of $46, $36, $5, $4, $7 and $2 from the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund, respectively.

At December 31, 1997, one shareholder of Class A shares in the Phoenix-Engemann Small & Mid-Cap Growth Fund had holdings in excess of 10% of the total outstanding shares of the Class.

During 1997 the following fees were waived by the Manager:

                                                               EXPENSE WAIVED            TIME PERIOD          AMOUNT
                                                            ---------------------  -----------------------  -----------
Phoenix-Engemann Growth Fund                                Administration fees    January 1, 1997 -         $      18
                                                                                   February 24, 1997
Phoenix-Engemann Nifty Fifty Fund                           Administration fees    January 1, 1997 -         $      42
                                                                                   February 24, 1997
Phoenix-Engemann Balanced Return Fund                       Administration fees    January 1, 1997 -         $      33
                                                                                   February 24, 1997
Phoenix-Engemann Small & Mid-Cap Growth Fund                Administration fees    September 3, 1997 -       $       1
                                                                                   December 31, 1997
Phoenix-Engemann Value 25 Fund                              Administration fees    September 3, 1997 -       $       1
                                                                                   December 31, 1997
Phoenix-Engemann Global Growth Fund                         Administration fees    September 3, 1997 -       $       1
                                                                                   December 31, 1997

3. INVESTMENT TRANSACTIONS:For the year ended December 31, 1997, purchases and sales of securities, other than short-term securities, aggregated $342,704 and $480,050, respectively, for the Phoenix-Engemann Growth Fund, $179,285 and $175,512 respectively, for the Phoenix-Engemann Nifty Fifty Fund, $25,197 (which includes $9,079 in U.S. government obligations) and $28,496 (which includes $177 in U.S. government obligations), respectively, for the Phoenix-Engemann Balanced Return Fund, $121,547 and $86,554, respectively, for the Phoenix-Engemann Small & Mid-Cap Growth Fund, $46,372 and $16,598, respectively, for the Phoenix-Engemann Value 25 Fund and $37,440 and $29,453, respectively, for the Phoenix-Engemann Global Growth Fund.

At December 31, 1997, the aggregate cost of securities for federal income tax purposes for the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund was $247,440, $159,521, $44,038, $48,308, $31,748 and
$17,232, respectively. Net unrealized appreciation for federal income tax purposes aggregated $190,024, $102,385, $22,829, $726, $1,123 and $146,
respectively, of which $196,997, $105,208, $23,228, $3,632, $2,692 and $977, respectively, related to appreciated securities and $6,973, $2,823, $399, $2,906, $1,569, and $831, respectively, related to depreciated securities.

                                                                  (IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS:
                             The Funds' capital share transactions were as
follows:

                                              Net Assets                        Shares
                                     -----------------------------   -----------------------------
                                      Year Ended      Year Ended      Year Ended      Year Ended
                                     December 31,    December 31,    December 31,    December 31,
Phoenix-Engemann Growth Fund             1997            1996            1997            1996
-----------------------------------
                                     -------------   -------------   -------------   -------------
CLASS A
Shares sold........................  $      9,864    $     19,445             419             914
Shares issued in reinvestment of
  distributions....................        66,573          27,035           3,374           1,236
Shares repurchased.................      (106,146)        (90,882)         (4,478)         (4,242)
                                     -------------   -------------   -------------   -------------
Net decrease.......................       (29,709)        (44,402)           (685)         (2,092)
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................         6,477          13,137             284             625
Shares issued in reinvestment of
  distributions....................        10,026           3,299             529             154
Shares repurchased.................        (8,373)         (6,393)           (357)           (300)
                                     -------------   -------------   -------------   -------------
Net increase.......................         8,130          10,043             456             479
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................         4,261           7,457             187             356
Shares issued in reinvestment of
  distributions....................         5,374           1,798             284              84
Shares repurchased.................        (5,945)         (5,173)           (254)           (247)
                                     -------------   -------------   -------------   -------------
Net increase.......................         3,690           4,082             217             193
                                     -------------   -------------   -------------   -------------
Net decrease resulting from
  capital share transactions.......  $    (17,889)   $    (30,277)            (12)         (1,420)
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

Phoenix-Engemann Nifty Fifty Fund
--------------------------------------------------
CLASS A
Shares sold........................  $     42,888    $     19,958           1,403             803
Shares issued in reinvestment of
  distributions....................        11,853           7,236             417             273
Shares repurchased.................       (38,417)        (27,395)         (1,272)         (1,101)
                                     -------------   -------------   -------------   -------------
Net increase (decrease)............        16,324            (201)            548             (25)
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................        19,549          16,788             681             680
Shares issued in reinvestment of
  distributions....................         4,576           2,450             166              95
Shares repurchased.................        (7,706)         (5,120)           (259)           (210)
                                     -------------   -------------   -------------   -------------
Net increase.......................        16,419          14,118             588             565
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................        15,687          12,251             551             493
Shares issued in reinvestment of
  distributions....................         2,780           1,358             101              52
Shares repurchased.................        (7,370)         (5,522)           (252)           (228)
                                     -------------   -------------   -------------   -------------
Net increase.......................        11,097           8,087             400             317
                                     -------------   -------------   -------------   -------------
Net increase resulting from
  capital share transactions.......  $     43,840    $     22,004           1,536             857
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

                                                                  (IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                                              Net Assets                        Shares
                                     -----------------------------   -----------------------------
                                      Year Ended      Year Ended      Year Ended      Year Ended
Phoenix-Engemann Balanced Return     December 31,    December 31,    December 31,    December 31,
Fund                                     1997            1996            1997            1996
-----------------------------------
                                     -------------   -------------   -------------   -------------
CLASS A
Shares sold........................  $      5,340    $      1,671             173              61
Shares issued in reinvestment of
  distributions....................         6,692           2,918             233             104
Shares repurchased.................        (9,485)         (9,904)           (308)           (363)
                                     -------------   -------------   -------------   -------------
Net increase (decrease)............         2,547          (5,315)             98            (198)
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................         2,810           1,909              92              70
Shares issued in reinvestment of
  distributions....................           781             224              28               8
Shares repurchased.................        (1,166)           (562)            (38)            (20)
                                     -------------   -------------   -------------   -------------
Net increase.......................         2,425           1,571              82              58
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................         1,952           2,078              64              77
Shares issued in reinvestment of
  distributions....................           633             217              22               8
Shares repurchased.................        (1,322)         (1,227)            (42)            (46)
                                     -------------   -------------   -------------   -------------
Net increase.......................         1,263           1,068              44              39
                                     -------------   -------------   -------------   -------------
Net increase (decrease) resulting
  from capital share
  transactions.....................  $      6,235    $     (2,676)            224            (101)
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

Phoenix-Engemann Small & Mid-Cap
Growth Fund
-----------------------------------
CLASS A
Shares sold........................  $     21,556    $      7,102           1,013             391
Shares issued in reinvestment of
  distributions....................         2,307             405             115              24
Shares repurchased.................        (4,740)         (1,683)           (239)           (105)
                                     -------------   -------------   -------------   -------------
Net increase.......................        19,123           5,824             889             310
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................        15,726           1,491             706              82
Shares issued in reinvestment of
  distributions....................         1,327              12              67               1
Shares repurchased.................          (514)            (34)            (25)             (2)
                                     -------------   -------------   -------------   -------------
Net increase.......................        16,539           1,469             748              81
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................         7,688              75             364               4
Shares issued in reinvestment of
  distributions....................           659               1              33              --
Shares repurchased.................          (279)            (22)            (13)             (1)
                                     -------------   -------------   -------------   -------------
Net increase.......................         8,068              54             384               3
                                     -------------   -------------   -------------   -------------
Net increase resulting from
  capital share transactions.......  $     43,730    $      7,347           2,021             394
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

                                                                  (IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED):

                                              Net Assets                        Shares
                                     -----------------------------   -----------------------------
                                      Year Ended     Period Ended     Year Ended     Period Ended
                                     December 31,    December 31,    December 31,    December 31,
Phoenix-Engemann Value 25 Fund           1997            1996            1997            1996
-----------------------------------
                                     -------------   -------------   -------------   -------------
CLASS A
Shares sold........................  $     20,131    $        486           1,831              48
Shares issued in reinvestment of
  distributions....................           977              --              86              --
Shares repurchased.................        (3,121)             --            (277)             --
                                     -------------   -------------   -------------   -------------
Net increase.......................        17,987             486           1,640              48
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................         8,726              --             770              --
Shares issued in reinvestment of
  distributions....................           260              --              23              --
Shares repurchased.................          (357)             --             (30)             --
                                     -------------   -------------   -------------   -------------
Net increase.......................         8,629              --             763              --
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................         4,940              --             421              --
Shares issued in reinvestment of
  distributions....................           197              --              17              --
Shares repurchased.................          (162)             --             (13)             --
                                     -------------   -------------   -------------   -------------
Net increase.......................         4,975              --             425              --
                                     -------------   -------------   -------------   -------------
Net increase resulting from
  capital share transactions.......  $     31,591    $        486           2,828              48
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

Phoenix-Engemann Global Growth Fund
-----------------------------------
CLASS A
Shares sold........................  $      8,211    $      5,512             391             295
Shares issued in reinvestment of
  distributions....................           653             459              34              26
Shares repurchased.................        (4,567)         (2,005)           (223)           (105)
                                     -------------   -------------   -------------   -------------
Net increase.......................         4,297           3,966             202             216
                                     -------------   -------------   -------------   -------------
CLASS B
Shares sold........................         2,861             842             138              46
Shares issued in reinvestment of
  distributions....................           199               6              10              --
Shares repurchased.................          (492)             --             (25)             --
                                     -------------   -------------   -------------   -------------
Net increase.......................         2,568             848             123              46
                                     -------------   -------------   -------------   -------------
CLASS C
Shares sold........................         3,790             103             180               6
Shares issued in reinvestment of
  distributions....................           200               1              11              --
Shares repurchased.................           (84)             --              (4)             --
                                     -------------   -------------   -------------   -------------
Net increase.......................         3,906             104             187               6
                                     -------------   -------------   -------------   -------------
Net increase resulting from
  capital share transactions.......  $     10,771    $      4,918             512             268
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

                                                                  (IN THOUSANDS)

5. DISTRIBUTIONS:
                Distributions to shareholders were as follows:

                                        Phoenix-Engemann                Phoenix-Engemann                Phoenix-Engemann
                                           Growth Fund                  Nifty Fifty Fund              Balanced Return Fund
                                  -----------------------------   -----------------------------   -----------------------------
                                   Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
                                  December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                      1997            1996            1997            1996            1997            1996
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net investment income:
  Class A.......................  $         --    $         --    $         --    $         --    $        537    $        526
  Class B.......................            --              --              --              --              22              21
  Class C.......................            --              --              --              --              15              17
Realized Gains:
  Class A.......................        74,825          30,458          13,104           8,069           6,686           2,670
  Class B.......................        10,906           3,565           5,183           2,685             824             238
  Class C.......................         5,880           1,972           3,031           1,450             659             215
                                  -------------   -------------   -------------   -------------   -------------   -------------
Total...........................  $     91,611    $     35,995    $     21,318    $     12,204    $      8,743    $      3,687
                                  -------------   -------------   -------------   -------------   -------------   -------------
                                  -------------   -------------   -------------   -------------   -------------   -------------

                                        Phoenix-Engemann
                                   Small & Mid-Cap Growth Fund          Phoenix-Engemann
                                  -----------------------------           Value 25 Fund
                                                                  -----------------------------         Phoenix-Engemann
                                                                                    Inception          Global Growth Fund
                                                                                  (December 17,   -----------------------------
                                   Year ended      Year ended      Year ended     1996) through    Year ended      Year ended
                                  December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
                                      1997            1996            1997            1996            1997            1996
                                  -------------   -------------   -------------   -------------   -------------   -------------
Net investment income:
  Class A.......................  $         --    $         25    $        171    $         --    $         --    $         12
  Class B.......................            --              --              37              --              --              --
  Class C.......................            --              --              22              --              --              --
Realized Gains:
  Class A.......................         2,443             385             878              --             703             449
  Class B.......................         1,543              12             403              --             217               5
  Class C.......................           718               1             221              --             238               1
                                  -------------   -------------   -------------   -------------   -------------   -------------
Total...........................  $      4,704    $        423    $      1,732    $         --    $      1,158    $        467
                                  -------------   -------------   -------------   -------------   -------------   -------------
                                  -------------   -------------   -------------   -------------   -------------   -------------

6. RECLASSIFICATION OF CAPITAL ACCOUNTS:
                                     In accordance with accounting
pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                      Undistributed   Undistributed
                                                                                           net             net
                                                                                       investment       realized         Capital
                                                                                       income/loss      gain/loss        paid-in
                                                                                      -------------   -------------   -------------
Growth..............................................................................         4,680              --          (4,680)
Nifty Fifty.........................................................................         2,499              --          (2,499)
Balanced Return.....................................................................             2                              (2)
Small & Mid-Cap Growth..............................................................           498            (505)              7
Value 25............................................................................            --              --              --
Global Growth.......................................................................           149            (149)             --

7. ACQUISITION:Prior to September 3, 1997, The Pasadena Group of Mutual Funds (now The Phoenix-Engemann Funds) were managed by Roger Engemann Management Co., Inc. (REMC), a subsidiary of Roger Engemann & Associates, Inc., and distributed by Pasadena Fund Services, Inc. (PFSI). Both REMC and PFSI were wholly-owned subsidiaries of Pasadena Capital Corporation. On September 3, 1997, Pasadena Capital Corporation was acquired by PDP, a majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company.

                                                                  (IN THOUSANDS)

7. ACQUISITION (continued):
Pursuant to the acquisition, Roger Engemann & Associates, Inc. succeeded REMC as manager of the Funds while PEPCO, a wholly-owned subsidiary of PDP, replaced PFSI as distributor.

8. SUBSEQUENT EVENT:Effective January 20, 1998, the Funds issued a new class of shares of beneficial interest, Class M, lowered the maximum front-end sales charge applicable to Class A shares to 4.75%, and for new shareholders only, extended the period Class B shares are subject to a CDSC to five years and made Class C shares in all Funds subject to the 1% CDSC. Class M shares are similar to Class A shares except they carry a maximum front-end sales charge of 3.50% and are subject to distribution fees at an annualized rate of 0.25%.

TAX INFORMATION NOTICE (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following distributions as representing capital gains for the year ended December 31, 1997:

Growth...........................  $  91,611
Nifty Fifty......................  $  21,318
Balanced Return..................  $   8,169
Small & Mid-Cap Growth...........  $      --
Value 25.........................  $      --
Global Growth....................  $     146

REPORT OF INDEPENDENT ACCOUNTANTS

    To the Trustees and Shareholders of
    The Phoenix-Engemann Funds:

    In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund (the "Funds") at December 31, 1997, and the results of their operations, the changes in each of their net assets and the financial highlights for the year then ended, and the results of operations, the changes in net assets and the financial highlights of the Phoenix-Engemann Value 25 Fund for the period December 17, 1996, (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of The Phoenix-Engemann Funds (except for the Phoenix-Engemann Value 25 Fund) for the year ended December 31, 1996, and prior periods were audited by other independent accountants whose report dated February 14, 1997, expressed and unqualified opinion on those statements.

    PriceWaterhouse LLP
    Boston, Massachusetts
    February 20, 1998

RESULTS OF SHAREHOLDERS MEETING (Unaudited):
On August 28, 1997, a special meeting of the shareholders of The
Phoenix-Engemann Funds was held to vote on the following matters:

Proposal 1 - New Investment Management Agreements.
Proposal 2 - Reelection of Mr. Barry E. McKinley to Board of Trustees. Proposal 3 - Ratification of the Selection of Price Waterhouse LLP as Independent Accountants.

The shares outstanding and entitled to vote on the record date and the percent voting either in person or by proxy were as follows:

                                                                                     RECORD SHARES   % VOTING
                                                                                     -------------  -----------
Growth.............................................................................       20,764         77.6%
Nifty Fifty........................................................................        8,811         78.5%
Balanced Return....................................................................        2,077         70.0%
Small & Mid-Cap Growth.............................................................        1,128         79.2%
Value 25...........................................................................        1,632         67.5%
Global Growth......................................................................          514         59.4%
                                                                                          ------
Total..............................................................................       34,926         76.7%
                                                                                          ------
                                                                                          ------

The results of the voting was as follows:

                                                                                               IN FAVOR         AGAINST
                                                                                             -------------   -------------
    Proposal 1 (each Fund individually):
      Growth...............................................................................         15,349            284
      Nifty Fifty..........................................................................          6,543            101
      Balanced Return......................................................................          1,383             36
      Small & Mid-Cap Growth...............................................................            861              9
      Value 25.............................................................................          1,069              7
      Global Growth........................................................................            291              1
    Proposal 2 (all Funds).................................................................         25,634            318
    Proposal 3 (all Funds).................................................................         25,876            248

                                                                                                ABSTAIN
                                                                                             -------------
    Proposal 1 (each Fund individually):
      Growth...............................................................................           471
      Nifty Fifty..........................................................................           275
      Balanced Return......................................................................            36
      Small & Mid-Cap Growth...............................................................            24
      Value 25.............................................................................            25
      Global Growth........................................................................            13
    Proposal 2 (all Funds).................................................................           825
    Proposal 3 (all Funds).................................................................           653

OFFICERS AND TRUSTEES
V ROGER ENGEMANN
    CHAIRMAN OF THE BOARD,
    PRESIDENT AND TRUSTEE

V BARRY E. McKINLEY
    TRUSTEE

V ROBERT L. PETERSON
    TRUSTEE

V RICHARD C. TAYLOR
    TRUSTEE

V JOHN S. TILSON
    CHIEF FINANCIAL OFFICER,
    SECRETARY

V RICHARD A. WATSON
    CONTROLLER - FUND ACCOUNTING

V ANGELA WONG
    TRUSTEE

This report is for the information of shareholders of the Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Small & Mid-Cap Fund, Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund, but it may also be used as sales literature when preceded or accompanied by the Funds' current prospectus which gives details about charges, investment objectives and operating policies of the Funds.

CUSTOMER SERVICE                                                                  1-800-243-1574
MARKETING                                                                         1-800-243-4361
TTY                                                                               1-800-243-1926
INVESTMENT STRATEGY HOTLINE                                                       1-800-243-4361

                                                              ----------------
                                                                 BULK RATE
PHOENIX-ENGEMANN FUNDS                                          U.S. POSTAGE
PO Box 2200                                                         PAID
Enfield CT 06083-2200                                          SPRINGFIELD, MA
                                                                PERMIT NO. 444
                                                              ----------------


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